---------------------------------------------------------------------------
                      AMENDED AND RESTATED LOAN AGREEMENT


                           Dated as of March 7, 1997


                                     among


                         MIRAGE RESORTS, INCORPORATED

                            THE BANKS HEREIN NAMED

                         BANCAMERICA SECURITIES, INC.
                       CIBC WOOD GUNDY SECURITIES CORP.
                          J.P. MORGAN SECURITIES INC.
                                      and
                               SOCIETE GENERALE,
                                as Co-Arrangers


                             BANKERS TRUST COMPANY
                             THE BANK OF NEW YORK
                            THE BANK OF NOVA SCOTIA
                        COMMERZBANK AKTIENGESELLSCHAFT
                                CREDIT LYONNAIS
         THE LONG-TERM CREDIT BANK OF JAPAN, LTD., LOS ANGELES AGENCY
                        PNC BANK, NATIONAL ASSOCIATION
                                      and
                     WESTDEUTSCHE LANDESBANK GIROZENTRALE,
                                 as Co-Agents


            BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION,
                            as Administrative Agent

                                      and

                  MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                            as Documentation Agent
---------------------------------------------------------------------------

                               Exhibit 10(ggg)

                                  TABLE OF CONTENTS
                                  -----------------
                                                                       Page
                                                                       ----
          Article 1   DEFINITIONS AND ACCOUNTING TERMS.......................2
               1.1    Defined Terms..........................................2
               1.2    Use of Defined Terms..................................29
               1.3    Accounting Terms......................................30
               1.4    Rounding..............................................30
               1.5    Exhibits and Schedules................................30
               1.6    References to "Borrower and its Subsidiaries".........30
               1.7    Miscellaneous Terms...................................30

          Article 2   LOANS.................................................31
               2.1    Committed Loans-General...............................31
               2.2    Alternate Base Rate Loans.............................32
               2.3    Eurodollar Rate Loans.................................32
               2.4    Competitive Advances..................................33
               2.5    Letters of Credit.....................................36
               2.6    Increase in the Commitment............................40
               2.7    Voluntary Reduction of Commitment.....................41
               2.8    Optional Termination of Commitment....................41
               2.9    Extension of the Maturity Date........................42
               2.10   Administrative Agent's Right to Assume Funds
                       Available for Advances...............................42
               2.11   Swing Line............................................43

          Article 3   PAYMENTS AND FEES.....................................45
               3.1    Principal and Interest................................45
               3.2    Arrangement Fees......................................47
               3.3    Participation/Extension Fees..........................47
               3.4    Commitment Fees.......................................47
               3.5    Letter of Credit Fees.................................47
               3.6    Agency Fees...........................................48
               3.7    Increased Commitment Costs............................48
               3.8    Eurodollar Costs and Related Matters..................48
               3.9    Late Payments.........................................52
               3.10   Computation of Interest and Fees......................52
               3.11   Non-Banking Days......................................53
               3.12   Manner and Treatment of Payments......................53
               3.13   Funding Sources.......................................54
               3.14   Failure to Charge Not Subsequent Waiver...............54
               3.15   Administrative Agent's Right to Assume Payments
                       Will be Made by Borrower.............................55
               3.16   Fee Determination Detail..............................55
               3.17   Survivability.........................................55

          Article 4   REPRESENTATIONS AND WARRANTIES........................56
               4.1    Existence; Power......................................56
               4.2    Authority; Compliance With Other Agreements and
                       Instruments and Government Regulations...............56
               4.3    No Governmental Approvals Required....................56
               4.4    Significant Subsidiaries..............................57
               4.5    Financial Statements..................................57
               4.6    No Other Liabilities..................................57

               4.7    Title to Property.....................................57
               4.8    Intangible Assets.....................................57
               4.9    Litigation............................................58
               4.10   Binding Obligations...................................58
               4.11   No Default............................................58
               4.12   ERISA.................................................58
               4.13   Regulations G, T, U and X; Investment Company Act.....59
               4.14   Disclosure............................................59
               4.15   Tax Liability.........................................59
               4.16   Projections...........................................59
               4.17   Hazardous Materials Laws..............................59
               4.18   Developed Properties..................................60
               4.19   Gaming Laws...........................................60

          Article 5   AFFIRMATIVE COVENANTS (OTHER THAN INFORMATION
                      AND REPORTING REQUIREMENTS)...........................61
               5.1    Preservation of Existence.............................61
               5.2    Maintenance of Properties.............................61
               5.3    Maintenance of Insurance..............................61
               5.4    Compliance With Laws..................................61
               5.5    Inspection Rights.....................................62
               5.6    Keeping of Records and Books of Account...............62
               5.7    Use of Proceeds.......................................62

          Article 6   NEGATIVE COVENANTS....................................63
               6.1    Disposition of Core Assets............................63
               6.2    Mergers...............................................63
               6.3    ERISA.................................................63
               6.4    Change in Nature of Business..........................64
               6.5    Liens and Negative Pledges............................64
               6.6    Leverage Ratio........................................66
               6.7    Restricted Expenditures...............................66
               6.8    Commercial Paper......................................66

          Article 7   INFORMATION AND REPORTING REQUIREMENTS................67
               7.1    Financial and Business Information....................67
               7.2    Compliance Certificates...............................69

          Article 8   CONDITIONS; EFFECT OF CLOSING DATE....................70
               8.1    Initial Advances, Etc.................................70
               8.2    Any Increasing Advance, Etc...........................71
               8.3    Any Advance...........................................72
               8.4    Effect of the Closing Date............................72

          Article 9   EVENTS OF DEFAULT AND REMEDIES UPON EVENT OF
                      DEFAULT...............................................73
               9.1    Events of Default.....................................73
               9.2    Remedies Upon Event of Default........................74

          Article 10  THE AGENTS............................................78
               10.1   Appointment and Authorization.........................78
               10.2   Agents and their Affiliates...........................78
               10.3   Proportionate Interest in any Collateral..............78
               10.4   Banks' Credit Decisions...............................79
               10.5   Action by Administrative Agent........................79
               10.6   Liability of Agents...................................80
               10.7   Indemnification.......................................81
               10.8   Successor Administrative Agent........................82
               10.9   No Obligations of Borrower............................82

          Article 11  MISCELLANEOUS.........................................84
               11.1   Cumulative Remedies; No Waiver........................84
               11.2   Amendments; Consents..................................84
               11.3   Costs, Expenses and Taxes.............................85
               11.4   Nature of Banks' Obligations..........................86
               11.5   Survival of Representations and Warranties............86
               11.6   Notices...............................................86
               11.7   Execution of Loan Documents...........................87
               11.8   Binding Effect; Assignment............................87
               11.9   Right of Setoff.......................................90
               11.10  Sharing of Setoffs....................................90
               11.11  Indemnity by Borrower.................................91
               11.12  Nonliability of the Banks.............................92
               11.13  No Third Parties Benefited............................92
               11.14  Confidentiality.......................................92
               11.15  Further Assurances....................................93
               11.16  Integration...........................................93
               11.17  Governing Law.........................................94
               11.18  Severability of Provisions............................94
               11.19  Headings..............................................94
               11.20  Time of the Essence...................................94
               11.21  Foreign Banks and Participants........................94
               11.22  Hazardous Material Indemnity..........................95
               11.23  Gaming Boards.........................................95
               11.24  The Existing Loan Agreement...........................95
               11.25  Removal of a Bank.....................................96
               11.26  Waiver of Right to Trial by Jury......................96
               11.27  Purported Oral Amendments.............................96

          Exhibits
          --------
          A - Commitment Assignment and Acceptance
          B - Committed Advance Note
          C - Competitive Advance Note
          D - Competitive Bid
          E - Competitive Bid Request
          F - Compliance Certificate
          G - 1 Opinion of Counsel (Peter C. Walsh, Esq.)
          G - 2 Opinion of Counsel (Schreck Morris)
          H - Request for Letter of Credit
          I - Request for Loan



          Schedules
          ---------
          1.1   Bank Commitments
          4.4   Significant Subsidiaries
          4.7   Existing Liens, Negative Pledges and Rights of Others
          4.9   Material Litigation
          4.18  Developed Properties

                  AMENDED AND RESTATED LOAN AGREEMENT
                  -----------------------------------

                       Dated as of March 7, 1997

        This AMENDED AND RESTATED LOAN AGREEMENT ("Agreement") is entered into by and among Mirage Resorts, Incorporated, a Nevada corporation ("Borrower"), each lender whose name is set forth on the signature pages of this Agreement or which may hereafter become a party to this Agreement pursuant to Section 11.8
(collectively, the "Banks" and individually, a "Bank"), BancAmerica Securities, Inc., CIBC Wood Gundy Securities Corp., J.P. Morgan Securities Inc. and Societe Generale, as Co-Arrangers, Bankers Trust Company, The Bank of New York, The Bank of Nova Scotia, Commerzbank Aktiengesellschaft, Credit Lyonnais, The Long-Term Credit Bank of Japan, Ltd., Los Angeles Agency, PNC Bank, National Association and Westdeutsche Landesbank Girozentrale, as Co-Agents, Bank of America National Trust and Savings Association, as Administrative Agent, and Morgan Guaranty Trust Company of New York, as Documentation Agent, with reference to the following facts:

                               RECITALS

   A. Pursuant to a Reducing Revolving Loan Agreement dated as of May 25, 1994 (as amended by Amendments No. 1 through No. 8 thereto, the "Existing Loan Agreement") among Borrower, THE MIRAGE CASINO-HOTEL, a Nevada corporation, Treasure Island Corp., a Nevada corporation, MR Realty (now known as "Bellagio"), a Nevada corporation, MH, INC., a Nevada corporation (together with GNLV, CORP., a Nevada corporation which became an additional borrower thereunder pursuant to Amendment No. 1 thereto) as joint and several co-borrowers, the Banks and Co -Agents referred to therein and Bank of America, as Administrative Co-Agent, such Banks have extended credit facilities to Borrower and its co-borrowers in the aggregate principal amount of $1,000,000,000.

   B. Concurrently with this Agreement, the co-borrowers under the Existing Loan Agreement (other than Borrower) have entered into the Termination Agreement (as defined below) which terminates their status as co-borrowers under the Existing Loan Agreement. Concurrently with this Agreement, each of the banks party to the Existing Loan Agreement which are not parties hereto (the "Exiting Banks") have entered into the Exit Agreement (as defined below) which terminates their status as lenders under the Existing Loan Agreement.

   C. The remaining parties to the Existing Loan Agreement desire to amend and restate the Existing Loan Agreement in its entirety as set forth herein and to increase the aggregate amount of the credit facilities available hereunder to $1,750,000,000 (subject to further increase pursuant to
   Section 2.6).

         NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

                               Article 1

                   DEFINITIONS AND ACCOUNTING TERMS
                   --------------------------------

     1.1  Defined  Terms.   As used  in  this Agreement, the  fol-
lowing terms shall have the meanings set forth  below:

     "Acquisition" means any transaction, or any series of related transactions, by which Borrower or any of the
   Restricted Subsidiaries directly or indirectly acquires any ongoing business or all or substantially all of the assets of any firm, corporation or division thereof constituting an ongoing business, whether through purchase of capital stock or assets, merger or otherwise.

     "Adjusted EBITDA" means, with respect to any fiscal period, EBITDA for that fiscal period plus any Adjustment Amount for that fiscal period.

     "Adjustment Amount" means, with respect to any fiscal period, any pre-opening and related promotional expenses recorded during that fiscal period with respect to the opening of Bellagio, Beau Rivage or a New Venture.

     "Administrative Agent" means Bank of America, when acting in its capacity as the Administrative Agent under any of the Loan Documents, or any successor Administrative Agent.

     "Administrative Agent's Office" means the Administrative Agent's address as set forth on the signature pages of this Agreement, or such other address as the Administrative Agent hereafter may designate by written notice to Borrower and the Banks.

     "Advance" means any advance made or to be made by any Bank to Borrower as provided in Article 2, and includes each Alternate Base Rate Advance, Eurodollar Rate Advance, Committed Advance and Competitive Advance.

     "Affiliate" means, as to any Person, any other Person which directly or indirectly controls, or is under common control
   with, or  is  controlled  by, such  Person.   As  used in  this
   definition,  "control" (and the  correlative terms, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise); provided that, in any event, any
   Person  that owns, directly  or indirectly, 10% or  more of the securities having ordinary voting power for the election of directors or other governing body of a corporation that has more than  100  record holders  of such  securities, or  10% or more  of the  partnership or other  ownership interests  of any other  Person that  has more  than 100  record holders of such
            interests,   will  be  deemed  to   control  such corporation,
            partnership or other Person.

               "Agents" means, collectively,  the Administrative Agent and the Documentation Agent.

               "Aggregate Effective  Amount"  means,  as  of  any  date of determination and with respect to all Letters of Credit then outstanding, the sum of (a) the aggregate effective face amounts of all such Letters of Credit not then paid by the Issuing Bank plus (b) the aggregate amounts paid by the Issuing Bank under such Letters of Credit not then reimbursed to the Issuing Bank by Borrower pursuant to Section 2.5(d) and not the subject of Advances made pursuant to Section 2.5(e).

               "Agreement" means this Amended and Restated Loan  Agreement, either as originally executed or as it may from time to time be supplemented, modified, amended, restated or extended.

               "Alternate  Base   Rate"   means,   as  of   any   date  of
            determination, the rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to the higher of
            (a) the Reference Rate in effect on such date and (b) the Federal Funds Rate in effect on such date plus 1/2 of 1% (50 basis points).

               "Alternate  Base  Rate  Advance" means a Committed  Advance made hereunder and specified to be an Alternate Base Rate Advance in accordance with Article 2.

               "Alternate Base  Rate Loan"  means a  Committed  Loan  made hereunder and specified to be an Alternate Base Rate Loan in accordance with Article 2.

               "Annualized Adjusted EBITDA" means, as of  the last day  of each Fiscal Quarter, (a) Adjusted EBITDA for the fiscal period consisting of that Fiscal Quarter and the three immediately preceding Fiscal Quarters plus (b) with respect to any such fiscal period in which Bellagio, Beau Rivage or any New Venture (whichever is applicable, herein the "Project") is open for business for at least one (1) full Fiscal Quarter but less than four (4) full Fiscal Quarters, such amount as is necessary to reflect the annualization of Adjusted EBITDA attributable to the Project using the following conventions: (i) if the Project has been open for business for one (1) full Fiscal Quarter, the Project's Adjusted EBITDA for that Fiscal Quarter shall be multiplied by four, (ii) if the Project has been open for business for two (2) full Fiscal Quarters, the Project's Adjusted EBITDA for those Fiscal Quarters shall be multiplied by two and (iii) if the Project has been open for business for three (3) full Fiscal Quarters, the Project's Adjusted EBITDA for those Fiscal Quarters shall be multiplied by four-thirds (4/3).

               "Applicable Commitment  Fee Rate"  means, for each  Pricing
            Period, the rate set forth below (expressed in basis points) opposite the Applicable Pricing Level for that Pricing Period:

                          Applicable
                         Pricing Level          Commitment Fee Rate
                         -------------          -------------------
                            I                       8.00
                            II                     10.00
                            III                    12.50
                            IV                     15.00
                            V                      17.50
                            VI                     25.00

               "Applicable Eurodollar Rate Margin" means, for each Pricing
            Period, the interest rate margin set forth below (expressed in basis points) opposite the Applicable Pricing Level for that Pricing Period:

                          Applicable
                         Pricing Level            Margin
                         -------------            ------
                            I                      24.00
                            II                     25.00
                            III                    35.00
                            IV                     40.00
                            V                      60.00
                            VI                     75.00

               "Applicable Letter of  Credit Fee" means,  for each Pricing
            Period, the per annum rate set forth as the interest rate margin in the definition of "Applicable Eurodollar Rate Margin" opposite the Applicable Pricing Level for that Pricing Period.

               "Applicable Pricing Level" means,  for each Pricing Period, the pricing level set forth below opposite the Senior Debt Rating assigned to Borrower as of the first day of that Pricing Period:

                                          Senior Debt Rating
                         Pricing Level      (S&P/Moody's)
                         -------------    ------------------

                            I             At least A or A2
                            II            At least A- or A3
                            III           At least BBB+ or Baa1
                            IV            At least BBB or Baa2
                            V             At least BBB- or
                            VI            BB+ or Ba1 or below (or unrated)

               "Attributable  Value"  means,  as  of  each  date of deter-
            mination and in respect of any sale and leaseback transaction, the total obligation (discounted to present value at the rate of interest applicable to the Senior Notes compounded semiannually (or, if the Senior Notes have been repaid, the rate of interest which previously applied to the Senior Notes)) of the lessee for rental payments (other than amounts required to be paid on account of property taxes as well as maintenance, repairs, insurance, water rates and other items which do not constitute payments for property rights) during the remaining portion of the base term of the lease included in such sale and leaseback transaction.

               "Average Quarterly Total Debt" means, as of the last day of each Fiscal Quarter, the average of the principal amounts of the outstanding Total Debt on the last day of each of the calendar months comprising such Fiscal Quarter.

               "Bank of America" means Bank  of America National Trust and
            Savings Association, its successors and permitted assigns.

               "Banking Day"  means any Monday, Tuesday, Wednesday, Thurs-
            day or Friday, other than a day on which banks are author-ized or required to be closed in California, Nevada or New York.

               "Beau Rivage" means the hotel-casino and resort known as of the Closing Date as "Beau Rivage", which as of the Closing Date is under construction in Biloxi, Mississippi.

               "Bellagio"  means  the  hotel-casino and resort known as of the Closing Date as "Bellagio", which as of the Closing Date is under construction in Las Vegas, Nevada.

               "Bellagio Opening Date" means  the  first date  upon  which
            Bellagio is  open  for business  to  the  general public  with
            (a) at least 90% of the hotel rooms provided for in the construction plans in existence on the Closing Date ready for occupancy, (b) at least 90% of the square footage of the casino space provided for in such construction plans ready for gaming and (c) substantially all other amenities (or reasonably equivalent amenities) provided for in such construction plans substantially complete.

               "Borrower" means  Mirage  Resorts, Incorporated,  a  Nevada corporation, and its successors and permitted assigns.

               "Capital  Expenditure"   means  any  expenditure  that   is
            considered a capital expenditure under Generally Accepted Accounting Principles, including any amount which is required to be treated as an asset subject to a Capital Lease Obligation; provided, however, that Capital Expenditures to replace or restore Property theretofore owned by Borrower or any Restricted Subsidiary that is damaged, destroyed or taken by a Governmental Agency under eminent domain or threat thereof shall not be deemed to be Capital Expenditures to the extent funded by the proceeds of insurance or compensation from that Governmental Agency received by Borrower or the Restricted Subsidiary.

               "Capital Lease Obligations" means all monetary  obligations of a Person under any leasing or similar arrangement which, in accordance with Generally Accepted Accounting Principles, is classified as a capital lease.

               "Cash" means, when used in  connection with any Person, all monetary and non-monetary items owned by that Person that are treated as cash in accordance with Generally Accepted Accounting Principles, consistently applied.

               "Certificate of a Responsible Official" means a certificate signed by a Responsible Official of the Person providing the certificate.

               "Change in  Control"  means  (a) Stephen A. Wynn ceases for any reason (except only his death or disability) to be the chief executive officer of Borrower, (b) Stephen A. Wynn ceases for any reason (except only his death) to own beneficially at least 7,500,000 shares of Common Stock (sub-ject to adjustment in the event of a stock split, reverse stock split, stock dividend or other recapitalization),
            (c) the estate of Stephen A. Wynn ceases for any reason to own beneficially at least 5,000,000 shares of Common Stock (subject to adjustment as aforesaid), (d) any transaction or series of related transactions in which any Unrelated Person or two or more Unrelated Persons acting in concert acquire beneficial ownership (within the meaning of Rule 13d-3(a)(1) under the Securities Exchange Act of 1934, as amended), directly or indirectly, of 25% or more of the out-standing Common Stock, or (e) any event or circumstance constituting a "change in control" or other similar occurrence under documentation evidencing or governing any Indebtedness of Borrower of $25,000,000 or more which results in an obligation of Borrower to prepay, purchase, offer to purchase, redeem or defease such Indebtedness. For purposes of the foregoing, the term "Unrelated Person" means any Person other than (a) Stephen A. Wynn or a Person with which Stephen A. Wynn is affiliated or associated, within the meanings of such terms under the Securities Exchange Act of 1934, as amended, (b) a Subsidiary of Borrower or (c) an employee stock ownership plan or other employee benefit plan covering the employees of Borrower and its Subsidiaries.

               "Closing Date" means the time and Banking Day on which  the conditions set forth in Section 8.1 are satisfied or waived. The Administrative Agent shall notify Borrower and the Banks of the date that is the Closing Date.

               "Co-Agents" means, collectively, Bankers Trust Company, The
            Bank of New York, The Bank of Nova Scotia, Commerzbank Aktiengesellschaft, Credit Lyonnais, The Long-Term Credit Bank of Japan, Ltd., Los Angeles Agency, PNC Bank, National Association and Westdeutsche Landesbank Girozentrale. The Co-Agents shall have no duties under the Loan Documents beyond those of a Bank.

               "Co-Arrangers" means, collectively, BancAmerica Securities,
            Inc., CIBC Wood Gundy Securities Corp., J.P. Morgan Securities Inc. and Societe Generale. The Co-Arrangers shall have no duties under the Loan Documents after the Closing Date.

               "Code" means the Internal Revenue  Code of 1986, as amended or replaced and as in effect from time to time.

               "Commercial Paper  Outstandings" means,  as of  any date of determination, the aggregate principal amount of commercial paper of Borrower that is outstanding on that date.

               "Commitment" means $1,750,000,000 as  of the  Closing Date.
            From time to time following the Closing Date, the amount of the Commitment may be reduced pursuant to Sections 2.7 and
            2.8. The Commitment may also be increased in the manner and subject to the limitations set forth in Section 2.6. The respective Pro Rata Shares of the Commitment of the Banks as of the Closing Date are set forth in Schedule 1.1.

               "Commitment Assignment  and Acceptance"  means a commitment
            assignment  and  acceptance  substantially  in   the  form  of
            Exhibit A.

               "Committed  Advance"  means  an Advance made to Borrower by any Bank in accordance with its Pro Rata Share of the Commit-ment pursuant to Section 2.1.

               "Committed Advance Note" means the promissory note made  by
            Borrower to a Bank evidencing the Committed Advances under that Bank's Pro Rata Share of the Commitment, substantially in the form of Exhibit B, either as originally executed or as the same may from time to time be supplemented, modified, amended, renewed, extended or supplanted.

               "Committed  Loans"  means  Loans   that  are  comprised  of
            Committed Advances.

               "Common Stock" means  the common  stock of  Borrower or its successor by merger.

               "Competitive Advance" means an  Advance made to Borrower by any Bank not determined by that Bank's Pro Rata Share of the Commitment pursuant to Section 2.4.

               "Competitive Advance Note" means the promissory  note  made by Borrower in favor of a Bank to evidence the Competitive Advances made by that Bank, substantially in the form of Exhibit C, either as originally executed or as the same may from time to time be supplemented, modified, amended, renewed, extended or supplanted.

               "Competitive Bid"  means  (a) a written  bid  to  provide a
            Competitive Advance substantially in the form of Exhibit D, signed by a Responsible Official of a Bank and properly completed to provide all information required to be included therein or (b) at the election of any Bank, a telephonic bid by that Bank to provide a Competitive Advance which, if so made, shall be made by a Responsible Official of that Bank and deemed to have been made incorporating the substance of Exhibit D, and shall promptly be confirmed by a written Competitive Bid.

               "Competitive  Bid  Request"  means  (a) a  written  request submitted by Borrower to the Administrative Agent to provide a Competitive Bid, substantially in the form of Exhibit E, signed by a Responsible Official of Borrower and properly completed to provide all information required to be included therein or (b) at the election of Borrower, a telephonic request by Borrower to the Administrative Agent to provide a Competitive Bid which, if so made, shall be made by a Responsible Official of Borrower and deemed to have been made incorporating the substance of Exhibit E, and shall promptly be confirmed by a written Competitive Bid Request.

               "Completion Guaranty" means a Guaranty Obligation given  by
            Borrower or a Restricted Subsidiary to a holder of Indebtedness of, or an obligee of, a New Venture Entity which obligates Borrower or the Restricted Subsidiary (a) to cause the completion of construction of a New Venture, (b) to provide funding for all or a portion of any construction cost overruns with respect thereto, and/or (c) to cause the New Venture Entity to perform any of its Contractual Obligations (other than in respect of the repayment of any Indebtedness or other monetary obligation of the New Venture Entity) to an obligee of the New Venture Entity.

               "Compliance Certificate"  means a certificate  in  the form of Exhibit F, properly completed and signed by a Senior Officer of Borrower.

               "Contractual  Obligation"  means, as  to  any  Person,  any provision of any outstanding security issued by that Person or of any material agreement, instrument or undertaking to which that Person is a party or by which it or any of its Property is bound.

               "Core Assets" means (a) The Mirage hotel-casino and resort,
            (b) Treasure Island hotel-casino and resort, (c) the Golden Nugget hotel-casino in Las Vegas, Nevada, (d) Bellagio,
            (e) Beau Rivage, (f) any other operating property of Borrower or any of its Subsidiaries the disposition of which, if effected on a pro-forma basis as of the last day of the Fiscal Quarter then most recently ended, would have resulted in a Leverage Ratio that did not comply with Section 6.6 (assuming that the Total Debt and the EBITDA related to such operating property were not included in the numerator and denominator, respectively, of the Leverage Ratio), (g) all or substantially all of the assets comprising or used in connection with any of the foregoing and (h) any of the capital stock of any Subsidiary of Borrower that owns any of the foregoing.

              "Debtor Relief Laws" means the Bankruptcy Code of the United
            States of America, as amended from time to time, and all other applicable liquidation, conservatorship, bankruptcy, morator-ium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws from time to time in effect affecting the rights of creditors generally.

               "Default" means any  event that,  with  the giving  of  any applicable notice or passage of time specified in Section 9.1, or both, would be an Event of Default.

               "Default  Rate"  means  the  interest  rate   prescribed in
            Section 3.9.

               "Designated Deposit Account" means a deposit account to  be maintained by Borrower with Bank of America, as from time to time designated by Borrower by written notification to the Administrative Agent.

               "Designated Eurodollar Market"  means, with  respect to any
            Eurodollar Rate Loan, (a) the London Eurodollar Market, (b) if prime banks in the London Eurodollar Market are at the relevant time not accepting deposits of Dollars or if the Administrative Agent determines in good faith that the London Eurodollar Market does not represent at the relevant time the effective pricing to the Banks for deposits of Dollars in the London Eurodollar Market, the Cayman Islands Eurodollar Market or (c) if prime banks in the Cayman Islands Eurodollar Market are at the relevant time not accepting deposits of Dollars or if the Administrative Agent determines in good faith that the Cayman Islands Eurodollar Market does not represent at the relevant time the effective pricing to the Banks for deposits of Dollars in the Cayman Islands Eurodollar Market, such other Eurodollar Market as may from time to time be selected by the Administrative Agent with the approval of Borrower and the Requisite Banks.

               "Developed   Property"   means,   as   of   each   date  of
            determination, each casino, hotel, hotel-casino, resort, riverboat casino, dockside casino, golf course, entertainment center or similar facility owned by Borrower or any of the Restricted Subsidiaries and which is at such date substantially complete and open for business.

               "Disqualified Stock"  means  any  capital  stock, warrants, options or other rights to acquire capital stock (but excluding any debt security which is convertible into, or exchangeable for, capital stock), which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the Maturity Date; provided that the aforementioned interests shall not be Disqualified Stock if they are redeemable prior to the Maturity Date only if the board of directors of Borrower determines in its judgment that as a result of a holder or beneficial owner owning such interests (i) Borrower or a Subsidiary of Borrower has lost or may lose any license or franchise from any Gaming Board held by Borrower or any Subsidiary of Borrower necessary to conduct any portion of the business of Borrower or such Subsidiary of Borrower or
            (ii) any Gaming Board has taken or may take action to materially restrict or impair the operations of Borrower or its Subsidiaries, which license, franchise or action is conditioned upon some or all of the holders or beneficial owners of such interests being licensed or found qualified or suitable to own such interests.

               "Distribution" means, with respect to any shares of capital stock or any warrant or option to purchase an equity security or other equity security issued by a Person, (i) the retirement, redemption, purchase, or other acquisition for Cash or for Property by such Person of any such security,
            (ii) the declaration or (without duplication) payment by such Person of any dividend in Cash or in Prop erty on or with respect to any such security, (iii) any Investment by such Person in the holder of 5% or more of any such security if a purpose of such Investment is to avoid characterization of the transaction as a Distribution and (iv) any other payment in Cash or Property by such Person constituting a distribution under applicable Laws with respect to such security.

               "Documentation Agent" means Morgan Guaranty, when acting in its capacity as Documentation Agent under any of the Loan Documents, or any successor Documentation Agent. The
            Documentation Agent shall be primarily responsible for negotiating and preparing the Loan Documents through the Closing Date.

               "Dollars" or "$" means United States dollars.

               "Domestic  Reference  Bank"  means,   as  of  any  date  of
            determination, the Bank that is then the Administrative Agent.

               "EBITDA" means, for  any fiscal period,  the sum of (a) Net
            Income for that period, plus (b) any extraordinary loss reflected in such Net Income, minus (c) any extraordinary gain reflected in such Net Income, plus (d) Interest Expense for that period, plus (e) the aggregate amount of federal and state taxes on or measured by income for that period (whether or not payable during that period), plus (f) depreciation, amortization and all other non-cash expenses for that period, in each case as determined in accordance with Generally Accepted Accounting Principles and, in the case of items (d) and (e), only to the extent deducted in the determination of Net Income for that period.

              "Eligible Assignee" means (a) another Bank, (b) with respect to any Bank, any Affiliate of that Bank and (c) any commercial bank having a combined capital and surplus of $100,000,000 or more that is (i) organized under the Laws of the United States of America, any State thereof or the District of Columbia or
            (ii) organized under the Laws of any other country which is a member of the Organization for Economic Cooperation and Development, or a political subdivision of such a country, provided that (A) such bank is acting through a branch or agency located in the United States of America and (B) is otherwise exempt from withholding of tax on interest and delivers Form 1001 or Form 4224 pursuant to Section 11.21 at the time of any assignment pursuant to Section 11.8.

              "ERISA" means the Employee Retirement Income Security Act of
            1974, and any regulations issued pursuant thereto, as amended or replaced and as in effect from time to time.

               "ERISA  Affiliate"  means  each   Person  (whether  or  not
            incorporated) which is required to be aggregated with Borrower pursuant to Section 414 of the Code.

               "Eurodollar Banking  Day" means  any  Banking Day  on which dealings in Dollar deposits are conducted by and among banks in the Designated Eurodollar Market.

              "Eurodollar Base Rate" means, with respect to any Eurodollar
            Rate Loan, the average of the interest rates per annum (rounded upward, if necessary, to the next 1/16 of 1%) at which deposits in Dollars are offered by the Eurodollar Reference Banks to prime banks in the Designated Euro dollar Market at or about 11:00 a.m. local time in the Designated Eurodollar Market, two (2) Eurodollar Banking Days before the first day of the applicable Eurodollar Period in an aggregate amount approximately equal to the amount of the Advance made by each Eurodollar Reference Bank with respect to such
            Eurodollar Rate Loan and for a period of time comparable to the number of days in the applicable Eurodollar Period. The determination of the Eurodollar Base Rate by the Administrative Agent shall be conclusive in the absence of manifest error.

               "Eurodollar Lending Office" means,  as  to each  Bank,  its office or branch so designated by written notice to Borrower and the Administrative Agent as its Eurodollar Lending Office. If no Eurodollar Lending Office is designated by a Bank, its Eurodollar Lending Office shall be its office at its address for purposes of notices hereunder.

               "Eurodollar  Market" means  a  regular  established  market located outside the United States of America by and among banks for the solicitation, offer and acceptance of Dollar deposits in such banks.

               "Eurodollar Obligations" means eurocurrency liabilities, as defined in Regulation D.

               "Eurodollar Period" means, as to each Eurodollar Rate Loan, the period commencing on the date specified by Borrower pursuant to Section 2.1(b) and ending 1, 2, 3 or 6 months (or, with the written consent of all of the Banks, any other period) thereafter, as specified by Borrower in the applicable Request for Loan; provided that:

                 (a) The first day of any Eurodollar Period shall be a Eurodollar Banking Day;

                 (b) Any Eurodollar Period that would otherwise end on a day that is not a Eurodollar Banking Day shall be extended to the next succeeding Eurodollar Banking Day unless such Eurodollar Banking Day falls in another calendar month, in which case such Eurodollar Period shall end on the next preceding Eurodollar Banking Day; and

                 (c)  No  Eurodollar  Period   shall  extend   beyond  the
               Maturity Date.

              "Eurodollar Rate" means, with respect to any Eurodollar Rate
            Loan, an interest rate per annum (rounded upward, if necessary, to the nearest 1/16 of one percent) determined pursuant to the following formula:

                 Eurodollar Rate   =       Eurodollar Base Rate
                                   ------------------------------------
                                   1.00 - Eurodollar Reserve Percentage

               "Eurodollar Rate  Advance" means  a Committed  Advance made hereunder and specified to be a Eurodollar Rate Advance in accordance with Article 2.

              "Eurodollar Rate Loan" means a Committed Loan made hereunder and specified to be a Eurodollar Rate  Loan in accordance with
            Article 2.

               "Eurodollar Reference  Banks" means,  collectively, Bank of
            America, Morgan Guaranty, Canadian Imperial Bank of Commerce and Societe Generale.

               "Eurodollar Reserve Percentage" means,  with respect to any
            Eurodollar Rate Loan, the maximum reserve percentage (expressed as a decimal, rounded upward, if necessary, to the nearest 1/100th of 1%) in effect on the date the Eurodollar Base Rate for that Eurodollar Rate Loan is determined (whether or not applicable to any Bank) under regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to eurocurrency funding (currently referred to as "eurocurrency liabilities") having a term comparable to the Interest Period for such Eurodollar Rate Loan. The determina-tion by the Administrative Agent of any applicable Eurodollar Reserve Percentage shall be conclusive in the absence of manifest error.

               "Event of  Default"  shall  have  the  meaning  provided in
            Section 9.1.

               "Existing Loan Agreement" means the Reducing Revolving Loan
            Agreement described in Recital A to this Agreement.

               "Exit Agreement"  means the agreement  among  each  Exiting
            Bank, the Administrative Agent and the Borrowers under the Existing Loan Agreement regarding the termination of each Exiting Bank's Pro Rata Share of the Commitment under the Existing Loan Agreement, the repayment of any outstanding Loans thereunder to that Exiting Bank and the termination of the lending relationship between that Exiting Bank and Borrower.

               "Exiting Bank"  means each lender under  the Existing  Loan
            Agreement which is not, as of the Closing Date, a Bank under this Agreement.

              "Federal Funds Rate" means, as of any date of determination,
            the  rate  set  forth   in  the  weekly   statistical  release
            designated as  H.15(519),   or  any    successor  publication,
            published by the Federal Reserve Board (including any such successor, "H.15(519)") for such date opposite the caption
            "Federal Funds (Effective)".   If for  any  relevant date such
            rate is not yet published in H.15(519), the rate for such date will be the rate set forth in the daily statistical release
            designated  as   the   Composite   3:30 p.m.  Quotations   for
            U.S. Government Securities, or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, the "Composite 3:30 p.m. Quotation") for such date under the caption "Federal Funds Effective Rate". If on any relevant date the appropriate rate for such date is not yet published in either H.15(519) or the Composite 3:30 p.m. Quotations, the rate for such date will be the arithmetic mean of the rates for the last transaction in
            overnight  Federal   funds   arranged   prior   to   9:00  a.m.
            (New York City time)  on that  date by  each of  three leading
            brokers  of  Federal  funds  transactions   in  New  York City
            selected by the  Administrative Agent.   For purposes  of this
            Agreement, any change in the Alternate Base Rate due to a change in the Federal Funds Rate shall be effective as of the opening of business on the effective date of such change.

               "Fiscal  Quarter"  means the  fiscal  quarter  of  Borrower consisting of a three-month fiscal period ending on each March 31, June 30, September 30 and December 31.

               "Fiscal Year" means the fiscal year of Borrower  consisting of a twelve-month period ending on each December 31.

               "Gaming Board"  means, collectively, (a) the Nevada  Gaming
            Commission, (b) the Nevada State Gaming Control Board, (c) the Mississippi Gaming Commission and (d) any other Governmental Agency that holds regulatory, licensing or permit authority over gambling, gaming or casino activities conducted by Borrower and the Restricted Subsidiaries within its jurisdiction.

               "Gaming Laws" means  all Laws pursuant  to which any Gaming
            Board possesses regulatory, licensing or permit authority over gambling, gaming or casino activities conducted by Borrower and the Restricted Subsidiaries within its jurisdiction.

               "Generally Accepted Accounting Principles" means, as of any date of determination, accounting principles (a) set forth as generally accepted in then currently effective Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants, (b) set forth as generally accepted in then currently effective Statements of the Financial Accounting Standards Board or (c) that are then approved by such other entity as may be approved by a significant segment of the accounting profession in the United States of America. The term "consistently applied," as used in connection therewith, means that the accounting principles applied are consistent in all material respects with those applied at prior dates or for prior periods.

               "Governmental Agency" means (a) any international, foreign, federal, state, county or municipal government, or political subdivision thereof, (b) any governmental or quasi-govern-mental agency, authority, board, bureau, commission, depart-ment, instrumentality or public body, or (c) any court or
            administrative   tribunal  of   competent jurisdiction.

               "Guaranty  Obligation"  means,   as  to   any  Person,  any
            (a) guarantee by that Person of Indebtedness of, or other obligation performable by, any other Person or (b) assurance given by that Person to an obligee of any other Person with respect to the performance of an obligation by, or the financial condition of, such other Person, whether direct, indirect or contingent, including any purchase or repurchase agreement covering such obligation or any collateral security therefor, any agreement to provide funds (by means of loans, capital contributions or otherwise) to such other Person, any agreement to support the solvency or level of any balance sheet item of such other Person or any "keep-well" or other arrangement of whatever nature given for the purpose of assuring or holding harmless such obligee against loss with respect to any obligation of such other Person; provided, however, that the term Guaranty Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guaranty Obligation shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation (unless the Guaranty Obligation is limited by its terms to a lesser amount, in which case to the extent of such amount) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the Person in good faith. The amount of any Guaranty Obligation consisting of a Completion Guaranty shall be deemed to be zero unless and until Borrower or any of the Restricted Subsidiaries has determined, or in good faith should determine based on all information then available to it, that performance by Borrower or the Restricted Subsidiary of its obligations under the Completion Guaranty is at least reasonably possible (within the meaning of such term under Financial Accounting Standards Board Statement No. 5) and, notwithstanding the preceding sentence, if such performance is at least reasonably possible the amount thereof shall, if not stated or determinable, be deemed the reasonably anticipated liability in respect thereof as determined by Borrower or the Restricted Subsidiary in good faith.

               "Hazardous Materials" means substances defined as hazardous
            substances  pursuant   to   the  Comprehensive   Environmental
            Response, Compensation and Liability Act of 1980, 42 U.S.C. S 9601 et seq., or as hazardous, toxic or pollutant pursuant to the Hazardous Materials Transportation Act, 49 U.S.C. S 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. S 6901, et seq., or any other applicable Hazardous Materials Law, in each case as such Laws are amended from time to time.

              "Hazardous Materials Laws" means all federal, state or local
            Laws governing the disposal of Hazardous Materials applicable to any of the Real Property.

               "Incremental Margin"  means, during  any Incremental Margin
            Period, 1/10th of 1% (10 basis points) if, as of the last day of the Fiscal Quarter most recently ended prior to such Incremental Margin Period, the Leverage Ratio was greater than
            3.50 to 1.00.

               "Incremental  Margin  Period"  means  each  of  the periods
            (a) commencing March 1 and ending May 31, (b) commencing June 1 and ending August 31, (c) commencing September 1 and ending November 30 and (d) commencing December 1 and ending February 28 (or, in a leap year, February 29).

               "Indebtedness"   means,   as   to   any   Person   (without
            duplication), (a) indebtedness of such Person for borrowed money or for the deferred purchase price of Property (exclud-ing trade and other accounts payable in the ordinary course of business in accordance with customary trade terms), including any Guaranty Obligation for any such indebtedness, (b) indebt-edness of such Person of the nature described in clause (a) that is non-recourse to the credit of such Person but is secured by assets of such Person, but not in excess of the value of such assets, (c) Capital Lease Obligations of such Person, (d) indebtedness of such Person arising under bankers' acceptance facilities or under facilities for the discount of accounts receivable of such Person, (e) any direct or contingent obligations of such Person under letters of credit issued for the account of such Person and (f) any net obligations of such Person under "swaps", "caps", "collars" or other interest rate protection arrangements with respect to any of the foregoing.

               "Intangible  Assets"  means   assets  that  are  considered
            intangible assets under Generally Accepted Accounting Principles, including customer lists, goodwill, copyrights, trade names, trademarks and patents.

               "Interest Differential" means, with respect to  any prepay-
            ment of a Eurodollar Rate Loan on a day other than the last day of the applicable Interest Period and with respect to any failure to borrow a Eurodollar Rate Loan on the date or in the amount specified in any Request for Loan, (a) the per annum interest rate payable (or, with respect to a failure to borrow, the interest rate which would have been payable) pur-suant to Section 3.1(c) with respect to the Eurodollar Rate Loan minus (b) the Eurodollar Rate on, or as near as practica-ble to the date of the prepayment or failure to borrow for a Eurodollar Rate Loan with an Interest Period commencing on such date and ending on the last day of the Interest Period of the Eurodollar Rate Loan so prepaid or which would have been borrowed on such date.

               "Interest Expense" means, as of the  last day of any fiscal period, the sum of (a) all interest, fees, charges and related expenses paid or payable (without duplication) for that fiscal period to a lender in connection with borrowed money or the deferred purchase price of assets that are considered "interest expense" under Generally Accepted Accounting Principles, plus (b) the portion of rent paid or payable (without duplication) for that fiscal period under Capital Lease Obligations that should be treated as interest in accordance with Financial Accounting Standards Board Statement No. 13.

              "Investment" means, when used in connection with any Person, any investment by or of that Person, whether by means of purchase or other acquisition of stock or other securities of any other Person or by means of a loan, advance creating a debt, capital contribution, guaranty or other debt or equity participation or interest in any other Person, including any partnership and joint venture interests of such Person. The amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

               "Issuing Bank" means Bank of America.

               "Laws"  means,  collectively,  all  international, foreign, federal, state and local statutes, treaties, rules, regulations, ordinances, codes and administrative or judicial precedents.

               "Letters of Credit"  means (a) commercial letter of  credit
            No. 1016135 issued by the Issuing Bank under the Existing Loan Agreement in the original effective amount of $1,600,000, but not any supplements, modifications, amendments, renewals or extensions thereof and (b) any of the standby or commercial letters of credit issued by the Issuing Bank under the Commitment pursuant to Section 2.5, either as originally issued or as the same may be supplemented, modified, amended, renewed, extended or supplanted.

               "Leverage Ratio" means, as  of the last  day of each Fiscal
            Quarter, the  ratio  of (a)  Average Quarterly  Total  Debt to
            (b) Annualized Adjusted EBITDA, as such ratio is set forth in the most recent Compliance Certificate delivered by Borrower pursuant to Section 7.2.

               "License Revocation" means the revocation, failure to renew or suspension of, or the appointment of a receiver, supervisor or similar official with respect to, any casino, gambling or gaming license issued by any Gaming Board covering any casino or gaming facility of Borrower and the Restricted Subsidiaries.

               "Lien"  means   any  mortgage,   deed  of   trust,  pledge,
            hypothecation, assignment for security, security interest, encumbrance, lien or charge of any kind, whether voluntarily incurred or arising by operation of Law or otherwise, affecting any Property, including any agreement to grant any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature of a security interest, and/or the filing of or agreement to give any financing statement (other than a precautionary financing statement with respect to a lease that is not in the nature of a security interest) under the Uniform Commercial Code or comparable Law of any jurisdiction with respect to any Property.

               "Loan" means the aggregate of the  Advances made at any one time by the Banks pursuant to Article 2.

               "Loan Documents"  means, collectively,  this Agreement, the
            Notes, the Swing Line Documents, any Request for Loan, any Request for Letter of Credit, any Compliance Certificate and any other agreements of any type or nature hereafter executed and delivered by Borrower or any of its Affiliates to the Agents or to any Bank in any way relating to or in furtherance of this Agreement, in each case either as originally executed or as the same may from time to time be supplemented, modified, amended, restated, extended or supplanted.

               "Maintenance    Capital    Expenditures"    means   Capital
            Expenditures made with respect to a Developed Property for the maintenance, repair, restoration, refurbishment or enhancement of that Developed Property, excluding any Capital Expenditure that materially expands the Developed Property.

               "Margin Stock" means "margin stock" as such term is defined in Regulation G or U.

               "Material Adverse Effect" means any set of circumstances or events which (a) has or could reasonably be expected to have any material adverse effect whatsoever upon the validity or enforceability of any Loan Document, (b) is or could reasonably be expected to be material and adverse to the condition (financial or otherwise), business operations or prospects of Borrower and its Subsidiaries, taken as a whole, or (c) materially impairs or could reasonably be expected to materially impair the ability of Borrower to perform the Obligations.

               "Maturity  Date"  means  March   7,  2002,  or  such  later
            anniversary thereof as may be established  pursuant to Section
            2.9.

               "Maximum Competitive  Advance" means,  with respect to  any
            Competitive Bid made by a Bank, the amount set forth therein as the maximum Competitive Advance which that Bank is willing to make in response to the related Competitive Bid Request.

               "Monte Carlo" means the Monte Carlo hotel-casino and resort in Las Vegas, Nevada.

               "Moody's" means Moody's Investors Service, Inc. and its successors.

              "Morgan Guaranty" means Morgan Guaranty Trust Company of New
            York, its successors and permitted assigns.

               "Multiemployer Plan" means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA.

               "Negative  Pledge"  means  a  Contractual  Obligation  that contains a covenant binding on Borrower or any of the Restricted Subsidiaries that prohibits Liens on any of its or their Property, other than (a) any such covenant contained in a Contractual Obligation granting a Lien permitted under
            Section 6.5 which affects only the Property that is the subject of such permitted Lien and (b) any such covenant that does not apply to Liens securing the Obligations.

               "Negative   Pledge   Termination   Agreement"   means   the
            Termination of Negative Pledge Agreement of even date herewith executed by the Administrative Co -Agent under the Existing Loan Agreement, pursuant to which the Negative Pledge Agreement dated as of April 6, 1995 and recorded in the Official Records of Clark County, Nevada on April 7, 1995 as Instrument No. 01595 in Book 950407 is terminated as a matter of record.

               "Net  Cash  Proceeds"  means  Net  Proceeds  to  the extent consisting of Cash.

               "Net Income" means, with respect  to any fiscal period, the consolidated net income of Borrower and its Subsidiaries for that period, determined in accordance with Generally Accepted Accounting Principles, consistently applied; provided, that, in any event (a) any net loss of Victoria Partners shall not be included in the calculation of Net Income and (b) net income of Victoria Partners shall not be included in Net Income except to the extent distributed in Cash or Property to Borrower or a Restricted Subsidiary and, upon such distribution, shall be included in Net Income.

               "Net Proceeds" means, with respect  to any disposition of a
            Core Asset, the gross sales proceeds received by Borrower and the Restricted Subsidiaries from such disposition (including Cash, Property and the assumption by the purchaser of any lia-bility of Borrower or the Restricted Subsidiaries) net of brokerage commissions, legal expenses and other transactional costs payable by Borrower and the Restricted Subsidiaries with respect to such disposition and net of an amount determined in good faith by Borrower to be the estimated amount of income taxes payable by Borrower attributable to such disposition.

               "New Bank"  has  the meaning  set  forth for  that term  in
            Section 2.6(d).

               "New  Capital  Amount"  means,  as of any date of determin-
            ation, an amount equal to the aggregate net cash proceeds received by Borrower from the issuance and sale of capital stock of Borrower (including upon any conversion or exchange of debt securities of Borrower issued after the Closing Date into or for such capital stock) after the Closing Date and through such date.

               "New Venture" means a  casino, hotel, hotel-casino, resort, riverboat casino, dockside casino, golf course, entertainment center or similar facility (or any site or proposed site for any of the foregoing) owned or to be owned by Borrower or any of its Subsidiaries (or owned or to be owned by a Person in which Borrower, any of the Restricted Subsidiaries or a New Venture Entity owned directly or indirectly by Borrower or any of the Restricted Subsidiaries holds an Investment) and which is not at the Closing Date a Developed Property.

               "New Venture Entity" means the  Person that directly owns a
            New Venture.

              "Notes" means, collectively, the Committed Advance Notes and the Competitive Advance Notes.

               "Obligations" means all  present and  future obligations of every kind or nature of Borrower or any Party at any time and from time to time owed to the Administrative Agent or the Banks or any one or more of them, under any one or more of the Loan Documents, whether due or to become due, matured or unmatured, liquidated or unliquidated, or contingent or noncontingent, including obligations of performance as well as obligations of payment, and including interest that accrues after the commencement of any proceeding under any Debtor Relief Law by or against Borrower or any Subsidiary or Affiliate of Borrower.

               "Opinions of Counsel"  means the  favorable  written  legal opinions of (a) Peter C. Walsh, Esq., Assistant General Counsel of Borrower and (b) Schreck Morris, special counsel to Borrower and the Restricted Subsidiaries, substantially in the form of Exhibits G-1 and G-2, respectively, together with copies of all factual certificates and other legal opinions upon which such counsel have relied.

               "Outstandings" means, as of any date of determination,  the sum of (a) the aggregate outstanding principal Indebtedness evidenced by the Notes on that date, plus (b) the Aggregate Effective Amount of all outstanding Letters of Credit on that date, plus (c) the Swing Line Outstandings on that date, plus
            (d) the Commercial Paper Outstandings on that date.

               "Party" means  any Person  other than  the Agents,  the Co-
            Arrangers, the Co-Agents and the Banks, which now or hereafter is a party to any of the Loan Documents.

              "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereof established under ERISA.

              "Pension Plan" means any "employee pension benefit plan" (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, which is subject to Title IV of ERISA and is maintained by Borrower or any of its ERISA Affiliates or to which Borrower or any of its ERISA Affiliates contributes or has an obligation to contribute.

               "Permitted Encumbrances" means:

                  (a) Inchoate Liens incident to construction on or main-tenance of Real Property; or Liens incident to construction on or maintenance of Real Property now or hereafter filed of record for which adequate reserves have been set aside (or deposits made pursuant to applicable Law) and which are being contested in good faith by appropriate proceedings and have not proceeded to judgment, provided that, by reason of nonpayment of the obligations secured by such Liens, no such Real Property is subject to a material risk of loss or forfeiture;

                 (b) Liens for taxes and assessments on Real Property which are not yet past due; or Liens for taxes and assessments on Real Property for which adequate reserves have been set aside and are being contested in good faith by appropriate proceedings and have not proceeded to judgment, provided that, by reason of nonpayment of the obligations secured by such Liens, no such Real Property is subject to a material risk of loss or forfeiture;

                 (c) minor defects and irregularities in title to any Real Property which in the aggregate do not materially impair the fair market value or use of the Real Property for the purposes for which it is or may reasonably be expected to be held;

                 (d) easements, exceptions, reservations, or other agreements for the purpose of pipelines, conduits, cables, wire communication lines, power lines and substations, streets, trails, walkways, drainage, irrigation, water, and sewerage purposes, dikes, canals, ditches, the removal of oil, gas, coal, or other minerals, and other like purposes affecting Real Property, facilities, or equipment which in the aggregate do not materially burden or impair the fair market value or use of such Real Property for the purposes for which it is or may reasonably be expected to be held;

                 (e) easements, exceptions, reservations, or other agreements for the purpose of facilitating the joint or common use of Property in or adjacent to a shopping center or similar Real Property project affecting Real Property which in the aggregate do not materially burden or impair the fair market value or use of such Property for the purposes for which it is or may reasonably be expected to be held;

                 (f) rights reserved to or vested in any Governmental Agency to control or regulate, or obligations or duties to any Governmental Agency with respect to, the use of any Real Property;

                 (g) rights reserved to or vested in any Governmental Agency to control or regulate, or obligations or duties to any Governmental Agency with respect to, any right, power, franchise, grant, license, or permit;

                 (h) present or future zoning laws and ordinances or other laws and ordinances restricting the occupancy, use, or enjoyment of Real Property;

                 (i) statutory Liens, other than those described in clauses (a) or (b) above, arising in the ordinary course of business with respect to obligations which are not delinquent or are being contested in good faith, provided that, if delinquent, adequate reserves have been set aside with respect thereto and, by reason of nonpayment, no Property is subject to a material risk of loss or forfeiture;

                 (j) covenants, conditions, and restrictions affecting the use of Real Property which in the aggregate do not materially impair the fair market value or use of the Real Property for the purposes for which it is or may reasonably be expected to be held;

                 (k) rights of tenants under leases and rental agreements covering Real Property entered into in the ordinary course of business of the Person owning such Real Property;

                 (l) Liens consisting of pledges or deposits to secure obligations under workers' compensation laws or similar legislation, including Liens of judgments thereunder which are not currently dischargeable;

                 (m) Liens consisting of pledges or deposits of Property to secure performance in connection with operating leases made in the ordinary course of business to which Borrower or a Subsidiary of Borrower is a party as lessee, provided the aggregate value of all such pledges and deposits in connection with any such lease does not at any time exceed 20% of the annual fixed rentals payable under such lease;

                 (n) Liens consisting of deposits of Property to secure bids made with respect to, or performance of, contracts (other than contracts creating or evidencing an extension of credit to the depositor) in the ordinary course of business;

                 (o) Liens consisting of any right of offset, or statutory bankers' lien, on bank deposit accounts maintained in the ordinary course of business so long as such bank deposit accounts are not established or maintained for the purpose of providing such right of offset or bankers' lien;

                 (p)  Liens consisting of  deposits of Property  to  secure
               statutory  obligations  of  Borrower   or  a  Subsidiary  of
               Borrower in the ordinary course of its business;

                 (q) Liens consisting of deposits of Property to secure (or in lieu of) surety, appeal or customs bonds in proceedings to which Borrower or a Subsidiary of Borrower is a party in the ordinary course of its business;

                 (r) Liens created by or resulting from any litigation or legal proceeding involving Borrower or a Subsidiary of Borrower in the ordinary course of its business which is currently being contested in good faith by appropriate proceedings, provided that adequate reserves have been set aside and no material Property is subject to a material risk of loss or forfeiture; and

                 (s) other non-consensual Liens incurred in the ordinary course of business but not in connection with an extension of credit, which do not in the aggregate, when taken together with all other Liens, materially impair the value or use of the Property of Borrower and the Subsidiaries of Borrower, taken as a whole.

               "Permitted  Right  of  Others"  means  a  Right  of   Others
            consisting of (a) an interest (other than a legal or equitable co-ownership interest, an option or right to acquire a legal or equitable co-ownership interest and any interest of a ground lessor under a ground lease), that does not materially impair the value or use of Property for the purposes for which it is or may reasonably be expected to be held, (b) an option or right to acquire a Lien that would be a Permitted Encumbrance, (c) the subordination of a lease or sublease in favor of a financing entity and (d) a license, or similar right, of or to Intangible Assets granted in the ordinary course of business.

               "Person"  means  any  individual  or  entity,  including   a
            trustee, corporation, limited liability company, general partnership, limited part nership, joint stock company, trust, estate, unincorporated organization, business association, firm, joint venture, Governmental Agency, or other entity.

               "Pricing Occurrence"  means  the date  of  a change  in  the
            Senior Debt Rating which results in a change in the Applicable Pricing Level.

               "Pricing Period"  means  (a) the period  commencing  on  the
            Closing Date and ending on the first Pricing Occurrence to occur thereafter and (b) each subsequent period commencing on the date of a Pricing Occurrence and ending on the next Pricing Occurrence to occur.

               "Projections" means the  financial projections contained at
            Tab VII of the Confidential Information Memorandum distributed by or on behalf of Borrower to the Banks on or about January 30, 1997.

               "Property" means any  interest in  any kind of property  or
            asset,  whether  real,  personal  or  mixed, or  tangible   or
            intangible.

               "Pro Rata  Share"  means, with  respect to each  Bank,  the percentage of the Commitment set forth opposite the name of that Bank on Schedule 1.1.

               "Quarterly Payment Date"  means each June 30, September 30,
            December 31 and March 31.

               "Real Property" means, as of any date of determination, all real Property then or theretofore owned, leased or occupied by Borrower or any of the Restricted Subsidiaries.

               "Reference  Rate"  means  the  rate  of interest   publicly
            announced from time to time by the Domestic Reference Bank in San Francisco, California (or other headquarters city of the Domestic Reference Bank), as its "reference rate." It is a rate set by the Domestic Reference Bank based upon various factors including the Domestic Reference Bank's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in the Reference Rate announced by the Domestic Reference Bank shall take effect at the opening of business on the day specified in the public announcement of such change.

               "Regulation D" means Regulation D, as at any time  amended, of the Board of Governors of the Federal Reserve System, or any other regulation in substance substituted therefor.

              "Regulations G, T, U and X" means Regulations G, T, U and X, as at any time amended, of the Board of Governors of the Federal Reserve System, or any other regulations in substance substituted therefor.

              "Request for Letter of Credit" means a written request for a
            Letter of Credit substantially in the form of Exhibit H, signed by a Responsible Official of Borrower, on behalf of Borrower, and properly completed to provide all information required to be included therein.

               "Request for  Loan"  means  a written  request  for  a Loan substantially in the form of Exhibit I, signed by a Responsible Official of Borrower, on behalf of Borrower, and properly completed to provide all information required to be included therein.

               "Requirement of Law" means, as  to any Person, the articles or certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any Law, or judgment, award, decree, writ or determination of a Governmental Agency, in each case applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject.

               "Requisite Banks" means (a) as of any date of determination if the Commitment is then in effect, Banks having in the aggregate 65% or more of the Commitment then in effect and (b) as of any date of determination if the Commitment has then been terminated or suspended and there is then any Indebtedness evidenced by the Notes, Banks holding Notes evidencing in the aggregate 65% or more of the aggregate Indebtedness then evidenced by the Notes.

              "Responsible Official" means (a) when used with reference to a Person other than an individual, any corporate officer of such Person, general partner of such Person, corporate officer of a corporate general partner of such Person, or corporate officer of a corporate general partner of a partnership that is a general partner of such Person, or any other responsible official thereof duly acting on behalf thereof (including, in the case of Borrower, its Director of Finance), and (b) when used with reference to a Person who is an individual, such Person; provided that the Responsible Officials of Borrower shall be those Persons named on the most recent written designation of Responsible Officials of Borrower, signed by a Senior Officer of Borrower, furnished to the Administrative Agent. Any document or certificate hereunder that is signed or executed by a Responsible Official of another Person shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such other Person.

                "Restricted  Expenditures"  means (a)  Distributions,  (b)
            Capital Expenditures (other than (i) Capital Expenditures for the completion of Bellagio and Beau Rivage in substantial accordance with the construction plans in existence on the Closing Date and (ii) Maintenance Capital Expenditures),
            (c) the purchase price paid in Cash for Acquisitions net of any Indebtedness incurred to finance such Acquisitions that is non-recourse to the credit or assets of Borrower or any Core Asset and (d) Investments in New Venture Entities which are not Subsidiaries of Borrower, in each case made by Borrower or any of the Restricted Subsidiaries.

               "Restricted Expenditure  Basket" means,  as of  any date of determination, the sum of (a) $500,000,000 plus (b) an amount equal to 50% of cumulative Net Income for the period commencing January 1, 1997 and ending on the last day of the most recently-ended Fiscal Quarter (taken as a single fiscal period), plus (c) the New Capital Amount as of that date.

               "Restricted  Subsidiary"  means   (a)  each  Subsidiary  of
            Borrower existing as of the Closing Date, (b) each Subsidiary of Borrower which owns or operates any Developed Property existing as of the Closing Date or which owns or operates the hotel and casino projects currently under development by Borrower in Atlantic City, New Jersey, and Biloxi, Mississippi, and (c) each Subsidiary of Borrower formed or acquired following the Closing Date which is not a New Venture Entity.

               "Right of  Others" means,  as to  any  Property in  which a
            Person has an interest, any legal or equitable right, title or other interest (other than a Lien) held by any other Person in that Property, and any option or right held by any other Person to acquire any such right, title or other interest in that Property, including any option or right to acquire a Lien; provided, however, that (a) any covenant restricting the use or disposition of Property of such Person contained in any Contractual Obligation of such Person and (b) any provision contained in a contract creating a right of payment or performance in favor of a Person that conditions, limits, restricts, diminishes, transfers or terminates such right, shall not be deemed to constitute a Right of Others.

               "S&P" means Standard  & Poor's Rating  Group (a division of
            McGraw-Hill, Inc.) and its successors.

               "Senior Debt  Rating" means  (a) the  rating of  the Senior
            Notes, as determined by either S&P or Moody's (and, if by both such rating agencies, then the more creditworthy of such credit ratings unless the split rating is a "double split rating" (in which case the Senior Debt Rating shall be the credit rating that is in between such credit ratings) or a "triple split rating" (in which case the Senior Debt Rating shall be the credit rating that is immediately below the higher of such credit ratings)), or (b) if the Senior Notes are not outstanding, either (i) the implicit credit rating for long-term senior unsecured debt securities of Borrower based on the credit ratings of other securities of Borrower rated by such rating agencies or (ii) at Borrower's option, the rating designated in a writing from one of such rating agencies as the rating which it would assign to long-term senior unsecured debt securities of Borrower if any such debt securities were outstanding.

               "Senior Notes"  means  Borrower's  7.25%  Senior  Notes Due
            October 15, 2006.

               "Senior Officer"  means  the  (a) chief executive  officer,
            (b) president, (c) executive vice president, (d) senior vice president, (e) chief financial officer, (f) treasurer,
            (g) assistant treasurer or (h) general counsel of Borrower.

               "Significant  Subsidiary"   means,  as   of  any  date   of
            determination, each Restricted Subsidiary that as of the last day of the Fiscal Quarter then most recently ended (a) had total assets of five percent (5%) or more of the consolidated total assets of Borrower and its Subsidiaries or (b) accounted for five percent (5%) or more of the consolidated gross revenues of Borrower and its Subsidiaries for the four (4) Fiscal Quarter period then ended.

               "Special Eurodollar Circumstance"  means the application or adoption after the Closing Date of any Law or interpretation, or any change therein or thereof, or any change in the interpretation or administration thereof by any Governmental Agency, central bank or comparable authority charged with the interpretation or administration thereof, or compliance by any Bank or its Eurodollar Lending Office with any request or directive (whether or not having the force of Law) of any such Governmental Agency, central bank or comparable authority, or the existence or occurrence of circumstances affecting the Designated Eurodollar Market generally that are beyond the reasonable control of the Banks.

               "Stockholders'  Equity"   means,   as   of   any  date   of
            determination and with respect to any Person, the consolidated stockholders' equity of the Person as of that date determined in accordance with Generally Accepted Accounting Principles; provided that there shall be excluded from Stockholders' Equity any amount attributable to Disqualified Stock.

              "Subsidiary" means, as of any date of determination and with respect to any Person, any corporation, limited liability company or partner ship (whether or not, in either case, characterized as such or as a "joint venture"), whether now existing or hereafter organized or acquired: (a) in the case of a corporation or limited liability company, of which a majority of the securities having ordinary voting power for the election of directors or other governing body (other than securities having such power only by reason of the happening of a contingency) are at the time beneficially owned by such Person and/or one or more Subsidiaries of such Person, or
            (b) in the case of a partnership, of which a majority of the partnership or other ownership interests are at the time beneficially owned by such Person and/or one or more of its Subsidiaries.

               "Swing Line" means the revolving line of credit established by the  Swing  Line Bank  in  favor  of  Borrower  pursuant to
            Section 2.11.

               "Swing Line Bank" means Bank of America, through its branch located in Las Vegas, Nevada.

               "Swing Line  Documents" means  the promissory  note and any
            other  documents  executed  by   Borrower  in  favor   of  the
            Swing Line Bank in connection with the Swing Line.

               "Swing Line Loans" means loans  made by the Swing Line Bank to Borrower pursuant to Section 2.11.

               "Swing  Line  Outstandings"  means,   as  of  any  date  of
            determination,  the   aggregate   principal  Indebtedness   of
            Borrower on all Swing Line Loans then outstanding.

              "Tangible Net Worth" means, as of any date of determination, the consolidated Stockholders' Equity of Borrower and its Subsidiaries on that date minus the aggregate Intangible Assets of Borrower and its Subsidiaries on that date.

               "Termination Agreement" means  the Termination Agreement of even date herewith among the Administrative Co-Agent under the Existing Loan Agreement and (a) the co-borrowers ( other than Borrower) thereunder, pursuant to which the rights and obligations of each of such co-borrowers are terminated, and
            (b) the Significant Subsidiaries (as defined in the Existing Loan Agreement), pursuant to which the obligations of such Significant Subsidiaries under the Subsidiary Guarantee (as defined in the Existing Loan Agreement) are terminated.

              "Total Debt" means, as of any date of determination, without duplication, the sum of (a) all principal Indebtedness of Borrower and its Subsidiaries for borrowed money (including debt securities issued by Borrower or any of its Subsidiaries) on that date, plus (b) the aggregate deferred purchase price for any Property of Borrower or any of its Subsidiaries (excluding trade debt to vendors and service suppliers), plus
            (c) the aggregate monetary amount of all obligations secured by a Lien on any Property of Borrower or any of its Subsidiaries, whether or not such obligations are assumed by Borrower or its Subsidiaries, plus (d) the aggregate amount of all Capital Lease Obligations of Borrower and its Subsidiaries on that date, plus (e) all letters of credit (including
            Letters of Credit) for which Borrower or any of its Subsidiaries is the account party outstanding on that date, plus (f) the aggregate amount of all Guaranty Obligations of Borrower or any of its Subsidiaries with respect to any of the foregoing to the extent the same is or should be reflected as a liability on a consolidated balance sheet of Borrower and its Subsidiaries prepared in accordance with Generally Accepted Accounting Principles, provided that, any of the foregoing which constitute Indebtedness or other obligations of Victoria Partners shall not be included in the calculation of Total Debt to the extent that such Indebtedness and other obligations are non-recourse to Borrower and its Subsidiaries.

               "to  the  best  knowledge   of"  means,  when  modifying  a
            representation, warranty or other statement of any Person, that the fact or situation described therein is known by the Person (or, in the case of a Person other than a natural Person, known by a Responsible Official of that Person) making the representation, warranty or other statement, or with the exercise of reasonable due diligence under the circumstances (in accordance with the standard of what a reasonable Person in similar circumstances would have done) would have been known by the Person (or, in the case of a Person other than a natural Person, would have been known by a Responsible Official of that Person).

              "type", when used with respect to any Loan or Advance, means the designation of whether such Loan or Advance is an Alternate Base Rate Loan or Advance, or a Eurodollar Rate Loan or Advance.

               "Victoria  Partners"  means  Victoria  Partners,  a  Nevada general partnership, of which Subsidiaries of Borrower and Circus Circus Enterprises, Inc. are the general partners, which owns and operates Monte Carlo.

               1.2 Use of Defined Terms. Any defined term used in the plural shall refer to all members of the relevant class, and any defined term used in the singular shall refer to any one or more of the members of the relevant class.

               1.3 Accounting Terms. All accounting terms not specific-ally defined in this Agreement shall be construed in conformity with, and all financial data required to be submitted by this Agreement shall be prepared in conformity with, Generally Accepted Accounting Principles applied on a consistent basis, except as otherwise specifically prescribed herein. In the event that Generally Accepted Accounting Principles change during the term of this Agreement such that the covenants contained in Sections 6.6 and 6.7 would then be calculated in a different manner or with different components, (a) Borrower and the Banks agree to amend this Agreement in such respects as are necessary to conform those covenants as criteria for evaluating Borrower's financial condition to substantially the same criteria as were effective prior to such change in Generally Accepted Accounting Principles and (b) Borrower shall be deemed to be in compliance with the covenants contained in the aforesaid Sections during the 90-day period following any such change in Generally Accepted Accounting Principles if and to the extent that Borrower would have been in compliance therewith under Generally Accepted Accounting Principles as in effect immed-iately prior to such change.

               1.4 Rounding. Any financial ratios required to be main-tained by Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed in this Agreement and rounding the result up or down to the nearest number (with a round-up if there is no nearest number) to the number of places by which such ratio is expressed in this Agreement.

               1.5 Exhibits and Schedules. All Exhibits and Schedules to this Agreement, either as originally existing or as the same may from time to time be supplemented, modified or amended, are incorporated herein by this reference. A matter disclosed on any Schedule shall be deemed disclosed on all Schedules.

               1.6 References to Borrower and its Subsidiaries. Any reference herein to "Borrower and its Subsidiaries" or the like shall refer solely to Borrower during such times, if any, as Borrower shall have no Subsidiaries.

               1.7 Miscellaneous Terms. The term "or" is disjunctive; the term "and" is conjunctive. The term "shall" is mandatory; the term "may" is permissive. Masculine terms also apply to females; feminine terms also apply to males. The term "including" is by way of example and not limitation.

                                    Article 2
                                      LOANS
                                      -----

               2.1  Committed Loans-General.
                    -----------------------
                    (a) Subject to the terms  and conditions set forth  in
            this Agreement, at any time and from time to time from the Closing Date through the Maturity Date, each Bank shall, pro rata according to that Bank's Pro Rata Share of the then applicable Commitment, make Committed Advances to Borrower under the Commitment in such amounts as Borrower may request that do not result in the Outstandings exceeding the then applicable Commitment. Subject to the limitations set forth herein, Borrower may borrow, repay and reborrow under the Commitment without premium or penalty.

                    (b) Subject to the next sentence, each Committed Loan shall be made pursuant to a Request for Loan which shall spe-cify the requested (i) date of such Loan, (ii) type of Loan,
            (iii) amount  of  such  Loan,  and  (iv)  in  the  case  of  a
            Eurodollar Rate Loan, the Eurodollar Period for such Loan. Unless the Administrative Agent has notified, in its sole and absolute discretion, Borrower to the contrary, a Loan may be requested by telephone by a Responsible Official of Borrower, in which case Borrower shall confirm such request by promptly delivering a Request for Loan in person or by telecopier conforming to the preceding sentence to the Administrative Agent. The Administrative Agent shall incur no liability whatsoever hereunder in acting upon any telephonic request for Loan purportedly made by a Responsible Official of Borrower, which hereby agrees to indemnify the Administrative Agent from any loss, cost, expense or liability as a result of so acting.

                    (c) Promptly following receipt of a Request for Loan, the Administrative Agent shall notify each Bank by telephone or telecopier (and if by telephone, promptly confirmed by telecopier) of the date and type of the Loan, the applicable Eurodollar Period, and that Bank's Pro Rata Share of the Loan. Not later than 11:00 a.m., California time, on the date specified for any Loan (which must be a Banking Day), each Bank shall make its Pro Rata Share of the Loan in immediately available funds available to the Administrative Agent at the Administrative Agent's Office. Upon satisfaction or waiver of the applicable conditions set forth in Article 8, all Advances shall be credited on that date in immediately available funds to the Designated Deposit Account.

                   (d) Unless the Requisite Banks otherwise consent, each Committed Loan shall be an integral multiple of $1,000,000 and not less than $10,000,000.

                   (e) The Committed Advances made by each Bank shall be evidenced by that Bank's Committed Advance Note.

                   (f) A Request for Loan shall be irrevocable upon the Administrative Agent's first notification thereof.

                   (g) If no Request for Loan (or telephonic request for Loan referred to in the second sentence of Section 2.1(b), if applicable) has been made within the requisite notice periods set forth in Section 2.2 or 2.3 in connection with a Loan which, if made and giving effect to the application of the proceeds thereof, would not increase the outstanding principal Indebtedness evidenced by the Committed Advance Notes, then Borrower shall be deemed to have requested, as of the date upon which the related then outstanding Loan is due pursuant to Section 3.1(f)(i), an Alternate Base Rate Loan in an amount equal to the amount necessary to cause the outstanding principal Indebtedness evidenced by the Notes to remain the same and, subject to Section 8.3, the Banks shall make the Advances necessary to make such Loan notwithstanding Sections 2.1(b), 2.2 and 2.3.

                   (h) If a Loan is to be made on the same date that another Loan is due and payable, Borrower or the Banks, as the case may be, shall make available to the Administrative Agent the net amount of funds giving effect to both such Loans and the effect for purposes of this Agreement shall be the same as if separate transfers of funds had been made with respect to each such Loan.

               2.2  Alternate Base Rate  Loans.  Each  request by Borrower for an Alternate Base Rate Loan shall be made pursuant to a Request for Loan (or telephonic or other request for loan referred to in the second sentence of Section 2.1(b), if appli-cable) received by the Administrative Agent, at the Administrative Agent's Office, not later than 9:15 a.m., California time, on the date (which must be a Banking Day) of the requested Alternate Base Rate Loan. All Committed Loans shall constitute Alternate Base Rate Loans unless properly designated as a Eurodollar Rate Loan pursuant to Section 2.3.

               2.3  Eurodollar Rate Loans.
                    ---------------------
                    (a) Each request by Borrower for a Eurodollar Rate Loan shall be made pursuant to a Request for Loan (or telephonic or other request for Loan referred to in the second sentence of Section 2.1(b), if applicable) received by the Administrative Agent, at the Administrative Agent's Office, not later than 10:00 a.m., California time, at least three
            (3) Eurodollar Banking Days before the first day of the applicable Eurodollar Period.

                    (b) On the date which is two (2) Eurodollar Banking Days before the first day of the applicable Eurodollar Period, the Administrative Agent shall confirm its determination of the applicable Eurodollar Rate (which determination shall be conclusive in the absence of manifest error) and promptly shall give notice of the same to Borrower and the Banks by telephone or telecopier (and if by telephone, promptly confirmed by telecopier).

                    (c) Unless the Administrative Agent and the Requisite Banks otherwise consent, no more than ten (10) Eurodollar Rate Loans shall be outstanding at any one time.

                    (d) No Eurodollar Rate Loan may be requested during the existence of a Default or Event of Default.

                    (e) Nothing contained herein shall require any Bank to fund any Eurodollar Rate Advance in the Designated Euro-dollar Market.

               2.4  Competitive Advances.
                    --------------------
                    (a) Subject to the terms and conditions hereof, at any
            time and from time to time from the Closing Date through the Maturity Date, but only so long as the Senior Debt Rating is BBB-/Baa3 or higher, each Bank may in its sole and absolute discretion make Competitive Advances to Borrower in such principal amounts as Borrower may request pursuant to a Competitive Bid Request that do not result in (i) the aggregate outstanding principal Indebtedness evidenced by the Competitive Advance Notes being in excess of $750,000,000 or
            (ii) the Outstandings being in excess of the then applicable Commitment.

                    (b) Borrower shall  request  Competitive  Advances  by
            submitting a Competitive Bid Request to the Administrative Agent, which Competitive Bid Request shall specify the relevant date, amount and maturity for the proposed Competitive Advance and shall state whether a Competitive Bid is requested on the basis of a fixed interest rate (an "Absolute Rate Bid") or on the basis of a margin over the Eurodollar Base Rate (a "Eurodollar Margin Bid"). Any Competitive Bid Request made by telephone shall promptly be confirmed by the delivery to Administrative Agent in person or by telecopier of a written Competitive Bid Request. The Administrative Agent shall incur no liability whatsoever hereunder in acting upon any telephonic Competitive Bid Request purportedly made by a Responsible Official of Borrower, which hereby agrees to indemnify the Administrative Agent from any loss, cost, expense or liability as a result of so acting. The Competitive Bid Request must be received by the Administrative Agent not later than 9:15 a.m. California time on a Banking Day that is at least one (1) Banking Day prior to the date of the proposed Competitive Advance if an Absolute Rate Bid is requested; if a Eurodollar Margin Bid is requested, it must be received by the Administrative Agent at least five (5) Banking Days prior to the date of the proposed Competitive Advance.

                    (c) Unless the Administrative Agent otherwise  agrees,
            in its sole and absolute discretion, no Competitive Bid Request shall be made by Borrower if Borrower has, within the immediately preceding five (5) Banking Days, submitted another Competitive Bid Request.

                    (d) Each Competitive Bid  Request must be  made for  a
            Competitive Advance of at least $10,000,000 and shall be in an integral multiple of $1,000,000.

                   (e) No Competitive Bid Request shall be made for a Competitive Advance with a maturity of less than 7 days or more than 180 days, or with a maturity date subsequent to the Maturity Date.

                   (f) The Administrative Agent shall, promptly after receipt of a Competitive Bid Request, notify the Banks thereof by telephone and provide the Banks a copy thereof by telecopier. Any Bank may, by written notice to the Administrative Agent, advise the Administrative Agent that it elects not to be so notified of Competitive Bid Requests, in which case the Administrative Agent shall not notify such Bank of the Competitive Bid Request.

                    (g) Each Bank receiving a Competitive Bid Request may,
            in its sole and absolute discretion, make or not make a Competitive Bid responsive to the Competitive Bid Request. Each Competitive Bid shall be submitted to the Administrative Agent not later than 7:30 a.m. (or, in the case of the Domestic Reference Bank, not later than 7:15 a.m.) California time, in the case of a Eurodollar Margin Bid, on the date which is four (4) Banking Days prior to the requested Competitive Advance and, in the case of an Absolute Rate Bid, on the date of the requested Competitive Advance. Any Competitive Bid received by the Administrative Agent after 7:30 a.m. (or 7:15 a.m. in the case of the Domestic Reference
            Bank) on such date shall be disregarded for purposes of this Agreement. Any Competitive Bid made by telephone shall promptly be confirmed by the delivery to the Administrative Agent in person or by telecopier of a written Competitive Bid. The Administrative Agent shall incur no liability whatsoever hereunder in acting upon any telephonic Competitive Bid purportedly made by a Responsible Official of a Bank, each of which hereby agrees to indemnify the Administrative Agent from any loss, cost, expense or liability as a result of so acting with respect to that Bank.

                    (h) Each Competitive Bid shall specify the fixed interest rate or the margin over the Eurodollar Base Rate, as applicable, for the offered Maximum Competitive Advance set forth in the Competitive Bid. The Maximum Competitive Advance offered by a Bank in a Competitive Bid may be less than the Competitive Advance requested by Borrower in the Competitive Bid Request, but shall be an integral multiple of $1,000,000.

            Any Competitive Bid which offers an interest rate other than a fixed interest rate or a margin over the Eurodollar Base Rate, is in a form other than set forth in Exhibit D or which otherwise contains any term, condition or provision not contained in the Competitive Bid Request shall be disregarded for purposes of this Agreement. A Competitive Bid once submitted to the Administrative Agent shall be irrevocable until 8:30 a.m. California time, in the case of a Eurodollar Margin Bid, on the date which is three (3) Banking Days prior to the requested Competitive Advance and, in the case of an Absolute Rate Bid, on the date of the proposed Competitive Advance set forth in the related Competitive Bid Request, and shall expire by its terms at such time unless accepted by Borrower prior thereto.

                    (i) Promptly after 7:30 a.m. California time, in the case of a Eurodollar Margin Loan, on the date which is four (4) Banking Days prior to the date of the proposed Competitive Advance and, in the case of an Absolute Rate Bid, on the date of the proposed Competitive Advance, the Administrative Agent shall notify Borrower of the names of the Banks providing Competitive Bids to the Administrative Agent at or before 7:30 a.m. on that date (or 7:15 a.m. in the case of the Domestic Reference Bank) and the Maximum Competitive Advance and fixed interest rate or margin over the Eurodollar Base Rate set forth by each such Bank in its Competitive Bid. The Administrative Agent shall promptly confirm such notification in writing delivered in person or by telecopier to Borrower.

                    (j) Borrower may, in its sole and absolute discretion,
            reject any or all of the Competitive Bids. If Borrower accepts any Competitive Bid, the following shall apply:
            (a) Borrower must accept all Absolute Rate Bids at all lower fixed interest rates before accepting any portion of an Absolute Rate Bid at a higher fixed interest rate,
            (b) Borrower must accept all Eurodollar Margin Bids at all lower margins over the Eurodollar Base Rate before accepting any portion of a Eurodollar Margin Bid at a higher margin over the Eurodollar Base Rate, (c) if two or more Banks have submitted a Competitive Bid at the same fixed interest rate or margin, then Borrower must accept either all of such Competitive Bids or accept such Competitive Bids in the same proportion as the Maximum Competitive Advance of each Bank bears to the aggregate Maximum Competitive Advances of all such Banks, and (d) Borrower may not accept Competitive Bids for an aggregate amount in excess of the requested Competitive Advance set forth in the Competitive Bid Request. Acceptance by Borrower of a Eurodollar Margin Rate Bid must be made prior to 8:30 a.m. on the date which is three (3) Banking Days prior to the requested Competitive Advance and acceptance by
            Borrower of an Absolute Rate Bid must be made prior to 8:30 a.m. on the date of the requested Competitive Advance. Acceptance of a Competitive Bid by Borrower shall be irrevoc-able upon communication thereof to the Administrative Agent.

            The Administrative Agent shall promptly notify each of the Banks whose Competi tive Bid has been accepted by Borrower by telephone, which notification shall promptly be confirmed in writing delivered in person or by telecopier to such Banks. Any Competitive Bid not accepted by Borrower by 8:30 a.m., in the case of a Eurodollar Margin Bid, on the date which is three (3) Banking Days prior to the proposed Competitive Advance or, in the case of an Absolute Rate Bid, on the date of the proposed Competitive Bid, shall be deemed rejected.

                    (k) In the case of a Eurodollar Margin Bid, the Administrative Agent shall determine the Eurodollar Base Rate on the date which is two (2) Eurodollar Banking Days prior to the date of the proposed Competitive Advance, and shall promptly thereafter notify Borrower and the Banks whose Eurodollar Margin Bids were accepted by Borrower of such Eurodollar Base Rate.

                    (l) A Bank whose Competitive Bid has been accepted by Borrower shall make the Competitive Advance in accordance with the Competitive Bid Request and with its Competitive Bid, subject to the applicable conditions set forth in this Agreement, by making funds immediately available to the Administrative Agent at the Administrative Agent's Office in the amount of such Competitive Advance not later than 12:00 noon, California time, on the date set forth in the Competitive Bid Request. The Administrative Agent shall then promptly credit the Competitive Advance in immediately available funds to the Designated Deposit Account.

                    (m) The Administrative Agent shall notify Borrower and
            the Banks promptly after any Competitive Advance is made of the amounts and maturity of such Competitive Advances and the identity of the Banks making such Competitive Advances.

                    (n) The Competitive Advances made by a Bank shall be evidenced by that Bank's Competitive Advance Note.

                    (o) No Competitive Advance may be prepaid without the prior written consent of the affected Bank.

               2.5  Letters of Credit.
                    -----------------
                    (a) Subject to the terms and conditions hereof, at any
            time and from time to time from the Clos ing Date through the Maturity Date, the Issuing Bank shall issue such Letters of Credit under the Commitment as Borrower may request by a Request for Letter of Credit; provided that (i) giving effect to all such Letters of Credit, the Outstandings do not exceed the then applicable Commitment and (ii) the Aggregate Effective Amount under all outstanding Letters of Credit shall not exceed $50,000,000. Unless all the Banks other wise consent in a writing delivered to the Administrative Agent, the term of any Letter of Credit shall not exceed one (1) year or extend beyond the date that is five (5) Banking Days prior to the Maturity Date. A Request for Letter of Credit shall be irrevocable absent the consent of the Issuing Bank.

                    (b) Each Request for Letter of Credit shall be submitted to the Issuing Bank, with a copy to the Administrative Agent, at least five (5) Banking Days prior to the date upon which the related Letter of Credit is proposed to be issued. The Administrative Agent shall promptly notify the Issuing Bank whether such Request for Letter of Credit, and the issuance of a Letter of Credit pursuant thereto, conforms to the requirements of this Agreement. Upon issuance of a Letter of Credit, the Issuing Bank shall promptly notify the Administrative Agent, and the Administrative Agent shall promptly notify the Banks, of the amount and terms thereof.

                    (c) Upon the issuance of a Letter of Credit, each Bank
            shall be deemed to have purchased a pro rata participation in such Letter of Credit from the Issuing Bank in an amount equal to that Bank's Pro Rata Share of the Commitment. Without limiting the scope and nature of each Bank's participation in any Letter of Credit, to the extent that the Issuing Bank has not been reimbursed by Borrower for any payment required to be made by the Issuing Bank under any Letter of Credit, each Bank shall, pro rata according to its Pro Rata Share of the Commitment, reimburse the Issuing Bank through the Administrative Agent promptly upon demand for the amount of such payment. The obligation of each Bank to so reimburse the Issuing Bank shall be absolute and unconditional and shall not be affected by the occurrence of an Event of Default or any other occurrence or event. Any such reimbursement shall not relieve or otherwise impair the obligation of Borrower to reimburse the Issuing Bank for the amount of any payment made by the Issuing Bank under any Letter of Credit together with interest as hereinafter provided.

                    (d) Borrower agrees to pay to the Issuing Bank through
            the Administrative Agent an amount equal to any payment made by the Issuing Bank with respect to each Letter of Credit within one (1) Banking Day after demand made by the Issuing Bank therefor, together with interest on such amount from the date of any payment made by the Issuing Bank at the Default Rate. The principal amount of any such payment shall be used to reimburse the Issuing Bank for the payment made by it under the Letter of Credit. Each Bank that has reimbursed the Issuing Bank pursuant to Section 2.5(c) for its Pro Rata Share of any payment made by the Issuing Bank under a Letter of Credit shall thereupon acquire a pro rata participation, to the extent of such reimbursement, in the claim of the Issuing Bank against Borrower under this Section 2.5(d) and shall share, in accordance with that pro-rata participation, in any payment made by Borrower with respect to such claim.

                    (e)  If Borrower fails to make the payment required by
            Section 2.5(d) within the time period therein set forth, in lieu of the reimbursement to the Issuing Bank under Section 2.5(c) the Issuing Bank may (but is not required to), without notice to or the consent of Borrower, instruct the Administrative Agent to cause Advances to be made by the Banks under the Commitment in an aggregate amount equal to the amount paid by the Issuing Bank with respect to that Letter of Credit and, for this purpose, the conditions precedent set forth in Article 8 shall not apply. The proceeds of such Advances shall be paid to the Issuing Bank to reimburse it for the payment made by it under the Letter of Credit. Such Advances shall be payable upon demand and shall bear interest at the Default Rate.

                    (f) The issuance of any supplement, modification, amendment, renewal, or extension to or of any Letter of Credit shall be treated in all respects the same as the issuance of a new Letter of Credit.

                    (g) The obligation of Borrower to pay to the Issuing Bank the amount of any payment made by the Issuing Bank under any Letter of Credit shall be absolute, unconditional, and irrevocable, subject only to performance by the Issuing Bank of its obligations to Borrower under Nevada Revised Statutes
            Section 104.5109. Without limiting the foregoing, Borrower's obligations shall not be affected by any of the following circumstances:

                      (i)  any lack of  validity or enforceability  of the
                    Letter  of  Credit,  this   Agreement,  or  any  other
                    agreement or instrument relating thereto;

                      (ii) any amendment or  waiver of  or any  consent to
                    departure from the Letter of Credit, this Agreement, or any other agreement or instrument relating thereto, with the consent of Borrower;

                      (iii) the existence of any claim, setoff, defense, or other rights which Borrower may have at any time against the Issuing Bank, the Administrative Agent or any Bank, any beneficiary of the Letter of Credit (or any persons or entities for whom any such beneficiary may be acting) or any other Person, whether in con-nection with the Letter of Credit, this Agreement, or any other agreement or instrument relating thereto, or any unrelated transactions;

                      (iv) any demand,  statement, or  any  other  document
                    presented under the Letter of Credit proving to be forged, fraudulent, invalid, or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever so long as any such document appeared to comply with the terms of the Letter of Credit;

                      (v) payment by the Issuing Bank in good faith under the Letter of Credit against presentation of a draft or any accompanying document which does not strictly comply with the terms of the Letter of Credit;

                      (vi) the  existence,  character,  quality,  quantity,
                    condition, packing, value or delivery of any Property purported to be represented by documents presented in connection with any Letter of Credit or for any difference between any such Property and the character, quality, quantity, condition, or value of such Property as described in such documents;

                      (vii) the time, place, manner, order or contents of shipments or deliveries of Property as described in documents presented in connection with any Letter of Credit or the existence, nature and extent of any insurance relative thereto;

                      (viii) the solvency or financial responsibility of any party issuing any documents in connection with a Letter of Credit;

                      (ix) any  failure or delay in notice  of shipments or
                    arrival of any Property;

                      (x) any error in the transmission of any message relating to a Letter of Credit not caused by the Issuing Bank, or any delay or interruption in any such message;

                      (xi)  any  error,   neglect   or   default   of   any
                    correspondent of the Issuing Bank in connection with a Letter of Credit;

                      (xii) any consequence arising from acts of God, war, insurrection, civil unrest, disturbances, labor disputes, emergency conditions or other causes beyond the control of the Issuing Bank;

                      (xiii) so long as the Issuing Bank in good faith determines that the contract or document appears to comply with the terms of the Letter of Credit, the form, accuracy, genuineness or legal effect of any contract or document referred to in any document submitted to the Issuing Bank in connection with a Letter of Credit; and

                      (xiv) where the Issuing Bank has acted in good faith and observed general banking usage, any other circumstances whatsoever.

                    (h) The Issuing Bank shall be entitled to the pro-tection accorded to the Administrative Agent pursuant to
            Section 10.6, mutatis mutandis.

                    (i) The Uniform Customs and Practice for Documentary Credits, as published in its most current version by the International Chamber of Commerce, shall be deemed a part of this Section and shall apply to all Letters of Credit to the extent not inconsistent with applicable Law.

               2.6  Increase in the Commitment.
                    --------------------------
               (a)  Provided that no  Default  or Event  of  Default  then exists, Borrower may at any time request in writing that the then effective Commitment be increased to an amount which is not greater than $2,000,000,000 in accordance with the provisions of this Section. Any request under this Section shall be submitted by Borrower to the Banks through the Administrative Agent not less than thirty (30) days prior to the proposed increase, specify the proposed effective date and amount of such increase and be accompanied by a Certificate of a Responsible Official, signed by a Senior Officer of Borrower, stating that no Default or Event of Default exists as of the date of the request or will result from the requested increase. Borrower may also specify any fees offered to those Banks which agree to an increase in the amount of their Pro Rata Share of the Commitment (which fees may be variable based upon the amount which any such Bank is willing to assume as an increase to the amount of its Pro Rata Share of the increased Commitment). The consent of the Banks, as such, shall not be required for an increase in the amount of the Commitment pursuant to this Section.

               (b) Each Bank may approve or reject Borrower's request in its sole and absolute discretion and, absent an affirmative written response within fifteen (15) days after receipt of Borrower's request, shall be deemed to have rejected Borrower's request. The rejection of Borrower's request by any number of Banks shall not affect Borrower's right to increase the Commitment pursuant to this Section. No Bank which rejects Borrower's request for an increase in the Commitment shall be subject to removal as a Bank.

               (c) In responding to Borrower's request, each Bank which is willing to increase the amount of its Pro Rata Share of the increased Commitment shall specify the amount of the proposed increase which it is willing to assume. Each consenting Bank shall be entitled to participate ratably (based on its Pro Rata Share of the Commitment before such increase) in any resulting increase in the Commitment, subject to the right of the Administrative Agent to adjust allocations of the increased Commitment so as to result in the amounts of the Pro Rata Shares of the Banks being in integral multiples of $1,000,000.

               (d) If the aggregate principal amount offered to be assumed by the consenting Banks is less than the amount requested by Borrower, Borrower may (i) reject the proposed increase in its entirety, (ii) accept the offered amounts or (iii) designate new lenders who qualify as Eligible Assignees and which are reasonably acceptable to the Administrative Agent as additional Banks hereunder in accordance with clause (e) of this Section (each, a "New Bank"), which New Banks may assume the amount of the increase in the Commitment that has not been assumed by the consenting Banks.

               (e) Each New Bank designated by Borrower and reasonably acceptable to the Administrative Agent shall become an additional party hereto as a New Bank concurrently with the effectiveness of the proposed increase in the Commitment upon its execution of an instrument of joinder to this Agreement which is in form and substance acceptable to the Administrative Agent and which, in any event, contains the representations, warranties, indemnities and other protections afforded to the Administrative Agent and the other Banks by a Commitment Assignment and Acceptance.

               (f) Subject to the foregoing, any increase requested by Borrower shall be effective as of the date proposed by Borrower and shall be in the principal amount equal to (i) the amount which consenting Banks are willing to assume as increases to the amount of their Pro Rata Share plus (ii) the amount offered by any New Banks. Upon the effectiveness of any such increase, Borrower shall issue replacement Committed Advance Notes to each affected Bank and new Committed Advance Notes and Competitive Advance Notes to each New Bank, and the percentage Pro Rata Shares of each Bank will be adjusted to give effect to the increase in the Commitment and set forth in a new Schedule 1.1 issued by the Administrative Agent.

               2.7 Voluntary Reduction of Commitment. Borrower shall have the right, at any time and from time to time, without penalty or charge, upon at least three (3) Banking Days' prior written notice by a Responsible Official of Borrower to the Administrative Agent, voluntarily to reduce, permanently and irrevocably, in aggregate principal amounts in an integral multiple of $1,000,000 but not less than $10,000,000, or to terminate, all or a portion of the then undisbursed portion of the Commitment, provided that any such reduction or termination shall be accompanied by payment of all accrued and unpaid commitment fees with respect to the portion of the Commitment being reduced or terminated. The Administrative Agent shall promptly notify the Banks of any reduction or termination of the Commitment under this Section.

               2.8 Optional Termination of Commitment. Following the occurrence of a Change in Control, the Requisite Banks may in their sole and absolute discretion elect, during the thirty (30) day period immediately subsequent to the later of (a) such occurrence or (b) the earlier of (i) receipt of Borrower's written notice to the Administrative Agent of such occurrence or
          (ii) if no such notice has been received by the Administrative Agent, the date upon which the Administrative Agent has actual knowledge thereof, to terminate the Commitment, in which case the Commitment shall be terminated effective on the date which is thirty (30) days subsequent to written notice from the Administrative Agent to Borrower thereof.

               2.9 Extension of the Maturity Date. The Maturity Date may be extended for one-year periods at the request of Borrower and with the written consent of all of the Banks (which may be withheld in the sole and absolute discretion of each Bank) pursuant to this Section. Not earlier than March 1, 1998 nor later than May 1, 1998, or in the corresponding period in each subsequent year, and provided that Borrower is then in compliance with Section 7.1, Borrower may deliver to the Administrative Agent and the Banks a written request for a one year extension of the Maturity Date together with a Certificate of a Responsible Official signed by a Senior Officer on behalf of Borrower stating that the representations and warranties contained in Article 4 (other than (i) representations and warranties which expressly speak as of a particular date or are no longer true and correct as a result of a change which is not a violation of this Agreement, (ii) as otherwise disclosed by Borrower and approved in writing by the Requisite Banks and (iii) Sections 4.4, 4.6 (first sentence), 4.7, 4.8, 4.9, 4.16 and 4.18) shall be true and correct on and as of the date of such Certificate. Each Bank shall, on or prior to May 20 of such year, notify in writing the Administrative Agent whether (in its sole and absolute discretion) it consents to such request and the Administrative Agent shall, after receiving the notifications from all of the Banks or the expiration of such period, whichever is earlier, notify Borrower and the Banks of the results thereof. If all of the Banks have consented, then the Maturity Date shall be extended for one year.

               If the Requisite Banks consent to the request for extension, but one or more Banks notifies the Administrative Agent that it will not consent to the request for extension (or fails to notify the Administrative Agent in writing of its consent to the extension by May 20), Borrower may cause such Bank(s) to be
          removed  as   a  Bank(s)   under  this   Agreement  pursuant   to
          Section 11.25, whereupon the Maturity Date shall be extended for one year.

               2.10 Administrative Agent's Right to Assume Funds  Available
          for Advances. Unless the Administrative Agent shall have been notified by any Bank no later than the Banking Day prior to the funding by the Administrative Agent of any Loan that such Bank does not intend to make available to the Administrative Agent such Bank's portion of the total amount of such Loan, the
          Administrative Agent may assume that such Bank has made such amount available to the Administrative Agent on the date of the Loan and the Administrative Agent may, in reliance upon such assumption, make available to Borrower a corresponding amount. If the Administrative Agent has made funds available to Borrower based on such assumption and such corresponding amount is not in fact made available to the Administrative Agent by such Bank, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Bank. If such Bank does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent promptly shall notify Borrower and Borrower shall pay such corresponding amount to the Administrative Agent. The Administrative Agent also shall be entitled to recover from such Bank interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to Borrower to the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to the daily Federal Funds Rate. Nothing herein shall be deemed to relieve any Bank from its obligation to fulfill its share of the Commitment or to prejudice any rights which the Administrative Agent or Borrower may have against any Bank as a result of any default by such Bank hereunder.

               2.11 Swing Line. The Swing Line Bank shall from time to time through the day prior to the Maturity Date make Swing Line Loans to Borrower in such amounts as Borrower may request, provided that (i) giving effect to such Swing Line Loan, the Swing Line Outstandings do not exceed $15,000,000, (ii) without the consent of all of the Banks, no Swing Line Loan may be made during the continuation of an Event of Default and (iii) the Swing Line Bank has not given at least twenty-four (24) hours prior notice to Borrower that availability under the Swing Line is suspended or terminated. Borrower may borrow, repay and reborrow under this Section. Unless notified to the contrary by the Swing Line Bank, borrowings under the Swing Line may be made in amounts which are integral multiples of $100,000 upon telephonic request by a Responsible Official of Borrower made to the Swing Line Bank not later than 3:00 p.m., Nevada time, on the Banking Day of the requested borrowing (which telephonic request shall be promptly confirmed in writing by telecopier). Promptly after receipt of such a request for borrowing, the Swing Line Bank shall obtain telephonic verification from the Administrative Agent that, giving effect to such request, availability for Loans will exist under Section 2.1 (and such verification shall be promptly confirmed in writing by telecopier). Unless notified to the contrary by the Swing Line Bank, each repayment of a Swing Line Loan shall be in an amount which is an integral multiple of $100,000. If Borrower instructs the Swing Line Bank to debit its demand deposit account at the Swing Line Bank in the amount of any payment with respect to a Swing Line Loan, or the Swing Line Bank otherwise receives repayment, after 3:00 p.m., Nevada time, on a Banking Day, such payment shall be deemed received on the next Banking Day. The Swing Line Bank shall promptly notify the Administrative Agent of the Swing Loan Outstandings each time there is a change therein.

               Swing Line Loans shall bear interest at a fluctuating rate per annum equal to the Alternate Base Rate minus the Applicable Commitment Fee Rate, payable on such dates, not more frequent than monthly, as may be specified by the Swing Line Bank and in any event on the Maturity Date. The Swing Line Bank shall be responsible for invoicing Borrower for such interest. The interest payable on Swing Line Loans is solely for the account of the Swing Line Bank.

               The Swing Line Loans shall be payable on demand made by the Swing Line Bank and in any event on the Maturity Date.

               Upon the making of a Swing Line Loan, each Bank shall be deemed to have purchased from the Swing Line Bank a participation therein in an amount equal to that Bank's Pro Rata Share of the Commitment times the amount of the Swing Line Loan. Upon demand made by the Swing Line Bank, each Bank shall, according to its Pro Rata Share of the Commitment, promptly provide to the Swing Line Bank its purchase price therefor in an amount equal to its participation therein. The obligation of each Bank to so provide its purchase price to the Swing Line Bank shall be absolute and unconditional and shall not be affected by the occurrence of an Event of Default or any other occurrence or event.

               In the event that any Swing Line Outstandings remain outstanding for three (3) consecutive Banking Days, then on the next Banking Day (unless Borrower has made other arrangements acceptable to the Swing Line Bank to repay the Swing Line Outstandings), Borrower shall request a Committed Loan pursuant to Section 2.1(a) in an amount complying with Section 2.1(d) and sufficient to repay the Swing Line Outstandings. The Administrative Agent shall automatically provide such amount to the Swing Line Bank (which the Swing Line Bank shall then apply to the Swing Line Outstandings) and credit any balance of the Committed Loan in immediately available funds to the Designated Deposit Account. In the event that Borrower fails to request a Committed Loan within the time specified by Section 2.2 on any such date, the Administrative Agent may, but is not required to, without notice to or the consent of Borrower, cause Committed

          Advances to be made by the Banks under the Commitment in the amount necessary to comply with Section 2.1(d) and sufficient to repay the Swing Line Outstandings and, for this purpose, the conditions precedent set forth in Sections 8.1, 8.2 and 8.3 shall not apply. The proceeds of such Committed Advances shall be paid to the Swing Line Bank for application to the Swing Line Outstandings.

                                     Article 3
                                 PAYMENTS AND FEES
                                 -----------------

                 3.1  Principal and Interest.
                      ----------------------
                      (a) Interest shall be payable on the outstanding daily unpaid principal amount of each Advance from the date thereof until payment in full is made and shall accrue and be payable at the rates set forth or provided for herein before and after default, before and after maturity, before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law, with interest on overdue interest at the Default Rate to the fullest extent permitted by applicable Laws.

                      (b) Interest accrued on each Alternate Base Rate Loan on each Quarterly Payment Date, and on the date of any prepayment of the Notes pursuant to Section 3.1(g), shall be due and payable on that day. Except as otherwise provided in
            Section 3.9, the unpaid principal amount of any Alternate Base Rate Loan shall bear interest at a fluctuating rate per annum equal to the Alternate Base Rate. Each change in the interest rate under this Section 3.1(b) due to a change in the Alternate Base Rate shall take effect simultaneously with the corresponding change in the Alternate Base Rate.

                      (c) Interest accrued on each Eurodollar Rate Loan which is for a term of three months or less shall be due and payable on the last day of the related Eurodollar Period. Interest accrued on each other Eurodollar Rate Loan shall be due and payable on the date which is three months after the date such Eurodollar Rate Loan was made (and, in the event that all of the Banks have approved a Eurodollar Period of longer than six months, every three months thereafter through the last day of the Eurodollar Period) and on the last day of the related Eurodollar Period. Except as otherwise provided in Sections 3.1(e) and 3.9, the unpaid principal amount of any Eurodollar Rate Loan shall bear interest at a rate per annum equal to the Eurodollar Rate for that Eurodollar Rate Loan plus the Applicable Eurodollar Rate Margin plus, during each Incremental Margin Period, the Incremental Margin (if applicable).

                      (d) Interest accrued on each Competitive Advance which is for a term of 90 days or less shall be due and payable on the maturity date of the Competitive Advance. Interest accrued on each other Competitive Advance shall be due and payable on the date which is 90 days after the date such Competitive Advance was made and on the maturity date of the Competitive Advance. Each Competitive Advance shall bear interest at the rate per annum set forth in the related Competitive Bid.

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                      (e)  During the existence  of a Default  or Event  of
            Default, the Requisite Banks may determine that any or all then
            outstanding  Eurodollar  Rate  Loans  shall  be  converted   to
            Alternate Base Rate Loans. Such conversion shall be effective upon notice to Borrower from the Requisite Banks (or from the Administrative Agent on behalf of the Requisite Banks) and shall continue so long as such Default or Event of Default continues to exist.

                      (f) If not sooner paid, the principal Indebtedness evidenced by the Notes shall be payable as follows:

                           (i) the principal amount of each Eurodollar Rate Loan shall be payable (subject to Section 2.1(g) on the last day of the Eurodollar Period for such Loan;

                           (ii) the  principal  amount of each  Competitive
                 Advance shall be payable on the maturity date specified in the related Competitive Bid;

                           (iii) the amount, if any, by which the Outstandings at any time exceed the Commitment shall be payable immediately and shall be applied first, to the Committed Advance Notes, second, to establish an interest-bearing cash collateral account to secure outstanding Letters of Credit, third to the Swing Line Outstandings and fourth, pro-rata to the Competitive Advance Notes; and

                           (iv) the principal Indebtedness evidenced by the
                 Notes shall in any event be payable on the Maturity Date.

                 (g) The Committed Advance Notes may, at any time and from time to time, voluntarily be paid or prepaid in whole or in part without premium or penalty, except that with respect to any voluntary prepayment under this Section (i) any partial prepayment shall be not less than $10,000,000, (ii) the Administrative Agent shall have received written notice of any prepayment by 9:00 a.m. California time on the date of prepayment (which must be a Banking Day) in the case of an Alternate Base Rate Loan, and, in the case of a Eurodollar Rate Loan, three (3) Banking Days before the date of prepayment, which notice shall identify the date and amount of the prepayment and the Loan(s) being prepaid, (iii) each prepayment of principal shall be accompanied by payment of interest accrued to the date of payment on the amount of principal paid and (iv) any payment or prepay-ment of all or any part of any Eurodollar Rate Loan on a day other than the last day of the applicable Eurodollar Period shall be subject to Section 3.8(d).

                      (h) No Competitive Advance Note may be prepaid without the prior written consent of the Bank holding such Competitive Advance Note.

                 3.2  Arrangement Fees.    On the  Closing  Date,  Borrower
          shall pay  to  the  Co-Arrangers arrangement  fees in  the amount

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          heretofore agreed upon by letter agreement among Borrower and the
          Co-Arrangers.  The arrangement fees are  for the services of  the
          Co-Arrangers  in  arranging  the  amended  and  extended   credit
          facility under this Agreement and are fully earned when paid. The arrangement fee paid to each Co-Arranger is solely for its own account and is nonrefundable.

                 3.3 Participation/Extension Fees. On the Closing Date, Borrower shall pay to the Administrative Agent, for the respective accounts of the Banks, participation/extension fees in the respective amounts set forth in the Confidential Information Memorandum distributed on or about January 30, 1997. Such participation/extension fees are for the amended and extended credit facility committed by each Bank under this Agreement and are fully earned when paid. The participation/extension fees paid to each Bank are solely for its own account and are nonrefundable.

                 3.4 Commitment Fees. From the Closing Date, Borrower shall pay to the Administrative Agent, for the ratable accounts of the Banks pro rata according to their Pro Rata Share of the Commitment, a commitment fee equal to the Applicable Commitment Fee Rate per annum times the average daily amount by which the Commitment exceeds the sum of (a) the aggregate outstanding principal Indebtedness evidenced by the Committed Advance Notes (excluding the Competitive Advances and Swing Line Outstandings) plus (b) the Aggregate Effective Amount of all Letters of Credit outstanding. The commitment fee shall be payable quarterly in arrears on each Quarterly Payment Date and on the Maturity Date.

                 3.5 Letter of Credit Fees. With respect to each Letter of Credit, Borrower shall pay the following fees:

                      (a) concurrently with the issuance, negotiation, drawing or amendment of each Letter of Credit, the letter of credit fees to the Issuing Bank for the sole account of the Issuing Bank, in the amounts set forth in a letter agreement between Borrower and the Issuing Bank; and

                      (b) concurrently with the issuance of each Letter of Credit, to the Administrative Agent, for the ratable account of the Banks in accordance with their Pro Rata Share of the Commitment, a letter of credit fee in an amount equal to the sum of the Applicable Letter of Credit Fee plus any then applicable Incremental Margin times the face amount of such Letter of Credit through the termination or expiration of such Letter of Credit.

          Each of the fees payable with respect to Letters of Credit under this Section is earned when due and is nonrefundable.

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                 3.6  Agency   Fees.      Borrower   shall   pay   to   the
          Administrative Agent an agency fee in such amounts and at such times as heretofore agreed upon by letter agreement between Borrower and the Administrative Agent. The agency fee is for the services to be performed by the Administrative Agent in acting as
          Administrative Agent and is fully earned  on the date paid.   The
          agency fee paid to the Administrative Agent is solely for its own account and is nonrefundable.

                 3.7 Increased Commitment Costs. If any Bank shall determine in good faith that the introduction after the Closing Date of any applicable law, rule, regulation or guideline regarding capital adequacy, or any change therein or any change in the interpretation or administration thereof by any central bank or other Governmental Agency charged with the interpretation or administration thereof, or compliance by such Bank (or its Eurodollar Lending Office) or any corporation controlling the Bank, with any request, guideline or directive regarding capital adequacy (whether or not having the force of law) of any such central bank or other authority, affects or would affect the amount of capital required or expected to be maintained by such Bank or any corporation controlling such Bank and (taking into consideration such Bank's or such corporation's policies with respect to capital adequacy and such Bank's desired return on capital) determines in good faith that the amount of such capital is increased, or the rate of return on capital is reduced, as a consequence of its obligations under this Agreement, then, within ten (10) Banking Days after demand of such Bank, Borrower shall pay to such Bank, from time to time as specified in good faith by such Bank, additional amounts sufficient to compensate such Bank in light of such circumstances, to the extent reasonably allocable to such obligations under this Agreement. Each Bank's determination of such amounts shall be conclusive in the absence of manifest error. If Borrower is required to (and does) pay any Bank a material amount under this Section, Borrower may cause such Bank(s) to be removed as a Bank(s) under this Agreement pursuant to Section 11.25.

                 3.8  Eurodollar Costs and Related Matters.
                      ------------------------------------
                      (a) If, after the date hereof, the existence or occurrence of any Special Eurodollar Circumstance:

                      (1) shall subject any Bank or its Eurodollar Lending Office to any tax, duty or other charge or cost with respect to any Eurodollar Rate Advance, any of its Notes evidencing Eurodollar Rate Loans or its obligation to make Eurodollar Rate Advances, or shall change the basis of taxation of payments to any Bank attributable to the principal of or interest on any Eurodollar Rate Advance or any other amounts due under this Agreement in respect of any Eurodollar Rate Advance, any of its Notes evidencing Eurodollar Rate Loans or its obligation to make Eurodollar Rate Advances, excluding, in the case of each Bank, the Administrative Agent, each Co-Agent and each Eligible

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                 Assignee, and any Affiliate or Eurodollar  Lending  Office
                 thereof, (i) taxes imposed on or measured in whole or in part by its overall net income, gross income or gross receipts or capital and franchise taxes imposed on it, by
                 (A) any jurisdiction (or political subdivision thereof) in which it is organized or maintains its principal office or Eurodollar Lending Office or (B) any jurisdiction (or political subdivision thereof) in which it is "doing business" (unless it would not be doing business in such jurisdiction (or political subdivision thereof) absent the transactions contemplated hereby), (ii) any withholding taxes or other taxes based on gross income imposed by the United States of America (other than withholding taxes and taxes based on gross income resulting from or attributable to any change in any law, rule or regulation or any change in the interpretation or administration of any law, rule or regulation by any Governmental Agency) or (iii) any withholding taxes or other taxes based on gross income imposed by the United States of America for any period with respect to which it has failed to provide Borrower
                 with  the   appropriate   form  or   forms   required   by
                 Section 11.21, to the extent such forms are then required by applicable Laws;

                      (2) shall impose, modify or deem applicable any reserve not applicable or deemed applicable on the date hereof (including, without limitation, any reserve imposed by the Board of Governors of the Federal Reserve System, but excluding the Eurodollar Reserve Percentage taken into account in calculating the Eurodollar Rate), special deposit, capital or similar requirements against assets of, deposits with or for the account of, or credit extended by, any Bank or its Eurodollar Lending Office; or

                      (3) shall impose on any Bank or its Eurodollar Lending Office or the Designated Eurodollar Market any other condition affecting any Eurodollar Rate Advance, any of its Notes evidencing Eurodollar Rate Loans, its obligation to make Eurodollar Rate Advances or this Agreement, or shall otherwise affect any of the same;

            and the result of any of the foregoing, as determined in good faith by such Bank, increases the cost to such Bank or its
            Eurodollar Lending Office of making or maintaining any Eurodollar Rate Advance or in respect of any Eurodollar Rate Advance, any of its Notes evidencing Eurodollar Rate Loans or its obligation to make Eurodollar Rate Advances or reduces the amount of any sum received or receivable by such Bank or its Eurodollar Lending Office with respect to any Eurodollar Rate Advance, any of its Notes evidencing Eurodollar Rate Loans or its obligation to make Eurodollar Rate Advances (assuming such Bank's Eurodollar Lending Office had funded 100% of its Eurodollar Rate Advance in the Designated Eurodollar Market),

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            then, within five (5)  Banking Days after  demand by such  Bank
            (with a copy to the Administrative Agent), Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction (determined as though such Bank's Eurodollar Lending Office had funded 100% of its Eurodollar Rate Advance in the Designated
            Eurodollar Market).    Borrower hereby  indemnifies  each  Bank
            against, and agrees to hold each Bank harmless from and reimburse such Bank within ten (10) Banking Days after demand
            for  (without   duplication)  all   costs,  expenses,   claims,
            penalties, liabilities, losses, reasonable legal fees and damages incurred or sustained by each Bank in connection with this Agreement, or any of the rights, obligations or transac-tions provided for or contemplated herein, as a direct result of the existence or occurrence of any Special Eurodollar Circumstance. A statement of any Bank claiming compensation under this subsection and setting forth in reasonable detail the additional amount or amounts to be paid to it hereunder
            shall be conclusive  in the absence  of manifest  error.   Each
            Bank agrees to endeavor promptly to notify Borrower of any event of which it has actual knowledge, occurring after the Closing Date, which will entitle such Bank to compensation pursuant to this Section, and agrees to designate a different Eurodollar Lending Office if such designation will avoid the need for or reduce the amount of such compensation and will not, in the good faith judgment of such Bank, otherwise be
            materially disadvantageous to  such Bank.   If any Bank  claims
            compensation under this Section, Borrower may at any time, upon at least four (4) Eurodollar Banking Days' prior notice to the Administrative Agent and such Bank and upon payment in full of the amounts provided for in this Section through the date of
            such   payment   plus   any   prepayment   fee   required    by
            Section 3.8(d),  pay  in  full  the  affected  Eurodollar  Rate
            Advances of such Bank or request that such Eurodollar Rate Advances be converted to Alternate Base Rate Advances.

                      (b) If, after the date hereof, the existence or occurrence of any Special Eurodollar Circumstance shall, in the good faith opinion of any Bank, make it unlawful or impossible for such Bank or its Eurodollar Lending Office to make, maintain or fund its portion of any Eurodollar Rate Loan, or materially restrict the authority of such Bank to purchase or sell, or to take deposits of, Dollars in the Designated Eurodollar Market, or to determine or charge interest rates based upon the Eurodollar Rate, and such Bank shall so notify the Administrative Agent, then such Bank's obligation to make Eurodollar Rate Advances shall be suspended for the duration of such illegality or impossibility and the Administrative Agent forthwith shall give notice thereof to the other Banks and Borrower. Upon receipt of such notice, the outstanding

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            principal amount  of  such  Bank's  Eurodollar  Rate  Advances, together with accrued interest thereon, automatically shall be converted to Alternate Base Rate Advances with Interest Periods corresponding to the Eurodollar Loans of which such Eurodollar Rate Advances were a part on either (1) the last day of the
            Eurodollar  Period(s)  applicable   to  such  Eurodollar   Rate
            Advances if such  Bank may  lawfully continue  to maintain  and
            fund  such  Eurodollar   Rate  Advances  to   such  day(s)   or
            (2) immediately if such Bank may not lawfully continue to fund and maintain such Eurodollar Rate Advances to such day(s), provided that in such event the conversion shall not be subject to payment of a prepayment fee under Section 3.8(d). Each Bank agrees to endeavor promptly to notify Borrower of any event of which it has actual knowledge, occurring after the Closing Date, which will cause that Bank to notify the Administrative Agent under this Section 3.8(b), and agrees to designate a different Eurodollar Lending Office if such designation will avoid the need for such notice and will not, in the good faith judgment of such Bank, otherwise be materially disadvantageous to such Bank. In the event that any Bank is unable, for the reasons set forth above, to make, maintain or fund its portion of any Eurodollar Rate Loan, such Bank shall fund such amount as an Alternate Base Rate Advance for the same period of time, and such amount shall be treated in all respects as an Alternate Base Rate Advance. Any Bank whose obligation to make
            Eurodollar  Rate  Advances  has   been  suspended  under   this
            Section 3.8(b) shall promptly notify the Administrative Agent and Borrower of the cessation of the Special Eurodollar Circumstance which gave rise to such suspension.

                      (c)  If, with respect to any proposed Eurodollar Rate
            Loan:

                      (1) the Administrative Agent reasonably determines that, by reason of circumstances affecting the Designated Eurodollar Market generally that are beyond the reasonable control of the Banks, deposits in Dollars (in the applicable amounts) are not being offered to any Bank in the Designated Eurodollar Market for the applicable Eurodollar Period; or

                      (2)  the Requisite  Banks advise  the  Administrative
                 Agent that the Eurodollar Rate as determined by the Administrative Agent (i) does not represent the effective pricing to such Banks for deposits in Dollars in the Designated Eurodollar Market in the relevant amount for the applicable Eurodollar Period, or (ii) will not adequately and fairly reflect the cost to such Banks of making the applicable Eurodollar Rate Advances;

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            then the  Administrative  Agent  forthwith  shall  give  notice
            thereof  to  Borrower  and  the  Banks,  whereupon  until   the
            Administrative Agent notifies Borrower that the circumstances giving rise to such suspension no longer exist, the obligation of the Banks to make any future Eurodollar Rate Advances shall be suspended. If at the time of such notice there is then pending a Request for Loan that specifies a Eurodollar Rate Loan, such Request for Loan shall be deemed to specify an Alternate Base Rate Loan.

                      (d) Upon payment or prepayment of any Eurodollar Rate Advance (other than as the result of a conversion required under Section 3.1(e) or 3.8(b)), on a day other than the last day in the applicable Eurodollar Period (whether voluntarily, involuntarily, by reason of acceleration, or otherwise), or upon the failure of Borrower (for a reason other than the failure of a Bank to make an Advance) to borrow on the date or in the amount specified for a Eurodollar Rate Loan in any Request for Loan, Borrower shall pay to the appropriate Bank within ten (10) Banking Days after demand a prepayment fee or failure to borrow fee, as the case may be (determined as though 100% of the Eurodollar Rate Advance had been funded in the Designated Eurodollar Market) equal to the sum of:

                      (1) the principal amount of the Eurodollar Rate Advance prepaid or not borrowed, as the case may be, times [the number of days between the date of prepayment or failure to borrow, as applicable, and the last day in the applicable Eurodollar Period], divided by 360, times the applicable Interest Differential (provided that the product of the foregoing formula must be a positive number); plus

                      (2) all out-of-pocket expenses incurred by the Bank reasonably attributable to such payment, prepayment or failure to borrow.

            Each Bank's determination of the amount of any prepayment fee payable under this Section 3.8(d) shall be conclusive in the absence of manifest error.

                 (e) If Borrower is required to (and does) pay any Bank a material amount under this Section 3.8, Borrower may cause such Bank(s) to be removed as a Bank(s) under this Agreement pursuant to Section 11.25.

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                 3.9  Late Payments.   If any installment  of principal  or
          interest or any fee or cost or other amount payable under any Loan Document to the Administrative Agent or any Bank is not paid when due, it shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the sum of the Alternate Base Rate plus 2%, to the fullest extent permitted by applicable Laws. Accrued and unpaid interest on past due amounts (including, without limitation, interest on past due interest) shall be compounded monthly, on the last day of each calendar month, to the fullest extent permitted by applicable Laws.

                 3.10 Computation of Interest and Fees. Computation of interest on Alternate Base Rate Loans shall be calculated on the basis of a year of 365 or 366 days, as the case may be, and the actual number of days elapsed; computation of interest on Eurodollar Rate Loans and all fees under this Agreement shall be calculated on the basis of a year of 360 days and the actual number of days elapsed. Borrower acknowledges that such latter calculation method will result in a higher yield to the Banks than a method based on a year of 365 or 366 days. Interest shall accrue on each Loan for the day on which the Loan is made; interest shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid. Any Loan that is repaid on the same day on which it is made shall bear interest for one day.

                 3.11 Non-Banking Days. If any payment to be made by Borrower or any other Party under any Loan Document shall come due on a day other than a Banking Day, payment shall instead be considered due on the next succeeding Banking Day and the extension of time shall be reflected in computing interest and fees.

                 3.12 Manner and Treatment of Payments.
                      --------------------------------
                      (a)  Each payment hereunder (except payments pursuant
            to Sections 2.11, 3.7, 3.8, 11.3, 11.11   and 11.22) or  on the
            Notes or under any other Loan Document shall be made to the Administrative Agent, at the Administrative Agent's Office, for the account of each of the Banks or the Administrative Agent, as the case may be, in immediately available funds not later than 12:30 p.m., California time, on the day of payment (which must be a Banking Day). All payments received after 12:30 p.m., California time, on any Banking Day, shall be deemed received on the next succeeding Banking Day. The amount of all payments received by the Administrative Agent for the account of each Bank shall be immediately paid by the Administrative Agent to the applicable Bank in immediately available funds and, if such payment was received by the Administrative Agent by 12:30 p.m., California time, on a Banking Day and not so made available to the account of a Bank on that Banking Day, the Administrative Agent shall reimburse that Bank for the cost to such Bank of funding the amount of such payment at the Federal Funds Rate. All payments shall be made in lawful money of the United States of America.

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                      (b)  Each payment  or prepayment  on account  of  any
            Committed Loan  shall  be applied  pro  rata according  to  the
            outstanding  Advances  made  by   each  Bank  comprising   such
            Committed Loan.   Each payment or  (subject to  Section 3.1(g))
            prepayment on account of a Competitive Advance shall be applied to the Competitive Advance Note held by the Bank which made such Competitive Advance.

                      (c) Each Bank shall use its best efforts to keep a record of Advances made by it and payments received by it with respect to each of its Notes and, subject to Section 10.6(g), such record shall, as against Borrower, be presumptive evidence of the amounts owing. Notwithstanding the foregoing sentence, no Bank shall be liable to any Party for any failure to keep such a record.

                      (d) Each payment of any amount payable by Borrower or any other Party under this Agreement or any other Loan Document shall be made free and clear of, and without reduction by reason of, any taxes, assessments or other charges imposed by any Governmental Agency, central bank or comparable authority, excluding, in the case of each Bank, the Agents and each Eligible Assignee, and any Affiliate or Eurodollar Lending Office thereof, (i) taxes imposed on or measured in whole or in part by its overall net income, gross income or gross receipts or capital and franchise taxes imposed on it, by (A) any jurisdiction (or political subdivision thereof) in which it is organized or maintains its principal office or Eurodollar Lending Office or (B) any jurisdiction (or political subdivision thereof) in which it is "doing business" (unless it would not be doing business in such jurisdiction (or political subdivision thereof) absent the transactions contemplated hereby), (ii) any withholding taxes or other taxes based on gross income imposed by the United States of America (other than withholding taxes and taxes based on gross income resulting from or attributable to any change in any law, rule or regulation or any change in the interpretation or
            administration  of  any   law,  rule  or   regulation  by   any
            Governmental Agency) or (iii) any withholding taxes or other taxes based on gross income imposed by the United States of America for any period with respect to which it has failed to provide Borrower with the appropriate form or forms required by
            Section 11.21, to the extent such forms are then required by applicable Laws (all such non-excluded taxes, assessments or other charges being hereinafter referred to as "Taxes"). To the extent that Borrower is obligated by applicable Laws to make any deduction or withholding on account of Taxes from any amount payable to any Bank under this Agreement, Borrower shall
            (i) make such deduction or withholding and pay the same to the relevant Governmental Agency and (ii) pay such additional amount to that Bank as is necessary to result in that Bank's receiving a net after-Tax amount equal to the amount to which that Bank would have been entitled under this Agreement absent such deduction or withholding. If and when receipt of such payment results in an excess payment or credit to that Bank on account of such Taxes, that Bank shall promptly refund such excess to Borrower.

                 3.13 Funding Sources. Nothing in this Agreement shall be deemed to obligate any Bank to obtain the funds for any Loan or Advance in any particular place or manner or to constitute a representation by any Bank that it has obtained or will obtain the funds for any Loan or Advance in any particular place or manner.

                 3.14 Failure to Charge Not Subsequent Waiver. Any deci-sion by the Administrative Agent or any Bank not to require payment of any interest (including interest arising under
          Section 3.9), fee, cost or other amount payable under any Loan Document, or to calculate any amount payable by a particular method, on any occasion shall in no way limit or be deemed a waiver of the Administrative Agent's or such Bank's right to require full payment of any interest (including interest arising under Section 3.9), fee, cost or other amount payable under any Loan Document, or to calculate an amount payable by another method that is not inconsistent with this Agreement, on any other or subsequent occasion.

                 3.15 Administrative Agent's Right to Assume Payments Will be Made by Borrower. Unless the Administrative Agent shall have been notified by Borrower prior to the date on which any payment to be made by Borrower hereunder is due that Borrower does not intend to remit such payment, the Administrative Agent may, in its discretion, assume that Borrower has remitted such payment when so due and the Administrative Agent may, in its discretion and in reliance upon such assumption, make available to each Bank on such payment date an amount equal to such Bank's share of such assumed payment. If Borrower has not in fact remitted such pay-ment to the Administrative Agent, each Bank shall forthwith on demand repay to the Administrative Agent the amount of such assumed payment made available to such Bank, together with interest thereon in respect of each day from and including the date such amount was made available by the Administrative Agent to such Bank to the date such amount is repaid to the Administrative Agent at the Federal Funds Rate.

                 3.16 Fee Determination Detail. The Administrative Agent, and any Bank, shall provide reasonable detail to Borrower regarding the manner in which the amount of any payment to the Administrative Agent and the Banks, or that Bank, under Article 3 has been determined, concurrently with demand for such payment.

                 3.17 Survivability. All of Borrower's obligations under Sections 3.7 and 3.8 shall survive for ninety (90) days following the date on which the Commitment is terminated, all Loans hereunder are fully paid and all Letters of Credit have expired.

                                  Article 4
                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

                 Borrower represents and warrants to the Banks, as of the date hereof and as of the Closing Date, that:

                 4.1 Existence; Power. Borrower is a corporation duly incorporated, validly existing and in good standing under the Laws of Nevada, and has all corporate power and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

                 4.2 Authority; Compliance With Other Agreements and Instruments and Government Regulations. The execution, delivery and performance by Borrower of the Loan Documents to which it is a Party have been duly authorized by all necessary corporate action, and do not and will not:

                      (a) Require any consent or approval not heretofore obtained of any partner, director, stockholder, security holder or creditor of Borrower;

                      (b)  Violate  or  conflict  with  any  provision   of
            Borrower's articles of incorporation or bylaws;

                      (c) Result in or require the creation or imposition of any Lien or Right of Others upon or with respect to any Property now owned or leased or hereafter acquired by Borrower or any of its Restricted Subsidiaries;

                      (d) Violate any Requirement of Law applicable to Borrower or its Significant Subsidiaries; or

                      (e) Result in a breach of or constitute a default under, or cause or permit the acceleration of any obligation owed under, any indenture or loan or credit agreement or any other Contractual Obligation to which Borrower is a party or by which any of Borrower's Property is bound or affected.

                 4.3 No Governmental Approvals Required. No authorization, consent, approval, order, license or permit from, or filing, registration or qualification with, any Governmental Agency is or will be required to authorize or permit under applicable Laws the execution, delivery and performance by Borrower or any other Party of the Loan Documents to which it is a Party, except to the extent that the same have been previously obtained or made.

                 4.4  Significant Subsidiaries.
                      ------------------------
                      (a) Schedule 4.4 hereto correctly sets forth as of the Closing Date the name, form of legal entity, jurisdiction of incorporation and direct ownership of each Significant Subsidiary.

                      (b) Each Significant Subsidiary is a corporation duly incorporated, validly existing and in good standing under the Laws of its jurisdiction of incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

                 4.5  Financial Statements.  Borrower has furnished to  the
          Banks (a) the audited consolidated financial statements of Borrower and its Subsidiaries for the Fiscal Year ended December 31, 1995 and (b) the unaudited consolidated balance sheet and statement of operations of Borrower and its Subsidiaries for the nine month fiscal period ended September 30, 1996. The financial statements described in clause (a) fairly present in all material respects the consolidated financial condition, results of operations and cash flows, and the balance sheet and statement of operations described in clause (b) fairly present in all material respects the consolidated financial condition and results of operations, of Borrower and its Subsidiaries as of such dates and for such periods in conformity with Generally Accepted Accounting Principles, consistently applied.

                 4.6 No Other Liabilities. Borrower and its Subsidiaries do not have any material liability or material contingent liability not reflected or disclosed in the balance sheet described in Section 4.5(b), other than (i) the Senior Notes,
          (ii) Commercial Paper Outstandings incurred since the date of such financial statements, and (iii) other liabilities and contingent liabilities arising in the ordinary course of business since the date of such financial statements. As of the Closing Date, no circumstance or event has occurred since September 30, 1996, that constitutes a Material Adverse Effect.

                 4.7 Title to Property. As of the Closing Date, Borrower and the Restricted Subsidiaries have valid title to the Property reflected in the balance sheet described in Section 4.5(b), other than items of Property which are immaterial to Borrower and its Subsidiaries, taken as a whole, and Property subsequently sold or disposed of in the ordinary course of business, free and clear of all Liens and Rights of Others, other than Liens or Rights of Others described in Schedule 4.7 or permitted by Section 6.5 or Permitted Rights of Others. Borrower owns or has the right to occupy and use, directly or indirectly, 100% of the Core Assets and such Core Assets are free and clear of all Liens and Rights of Others, other than Liens or Rights of Others described in
          Schedule 4.7 or permitted by  Section 6.5 or Permitted Rights  of
          Others.

                 4.8 Intangible Assets. As of the Closing Date, Borrower and the Restricted Subsidiaries own, or possess the right to use to the extent necessary in their respective businesses, all material trademarks, trade names, copyrights, patents, patent rights, licenses and other Intangible Assets that are used in the conduct of their businesses as now operated, and no such Intangible Asset, to the best knowledge of Borrower, conflicts with the valid trademark, trade name, copyright, patent, patent right or Intangible Asset of any other Person to the extent that such conflict constitutes a Material Adverse Effect.

                 4.9 Litigation. Except for (a) any matter fully covered as to subject matter and amount (subject to applicable deductibles and retentions) by insurance for which the insurance carrier has not asserted lack of subject matter coverage or reserved its right to do so, (b) any matter, or series of related matters, involving a claim or charge against Borrower or any of the Restricted Subsidiaries of less than $10,000,000 or which otherwise may not reasonably be expected to result in a Material Adverse Effect, (c) matters of an administrative or regulatory nature not involving a claim or charge against Borrower or any of the Restricted Subsidiaries and (d) matters set forth in Sched-ule 4.9, there are no actions, suits, proceedings or investi-gations pending as to which Borrower or any of the Restricted Subsidiaries have been served or have received notice or, to the best knowledge of Borrower, threatened against or affecting Borrower or any of the Restricted Subsidiaries or any Property of any of them before any Governmental Agency.

                 4.10 Binding Obligations. Each of the Loan Documents to which Borrower is a party will, when executed and delivered, con-stitute the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as enforcement may be limited by Debtor Relief Laws, Gaming Laws or equitable principles relating to the granting of specific performance and other equitable remedies as a matter of judicial discretion.

                 4.11 No Default. No event has occurred and is continuing that is a Default or Event of Default.

                 4.12 ERISA.
                      -----
                      (a)  With respect to each Pension Plan:

                           (i) such Pension Plan complies in all material respects with ERISA and any other applicable Laws to the extent that noncompliance could reasonably be expected to have a Material Adverse Effect;

                           (ii) such Pension Plan has not incurred any "accumulated funding deficiency" (as defined in
                      Section 302 of ERISA) that could reasonably be expected to have a Material Adverse Effect;

                           (iii)     no "reportable event"  (as defined  in
                      Section 4043 of ERISA) has occurred that could reasonably be expected to have a Material Adverse Effect; and

                           (iv) neither  Borrower  nor  any  of  its  ERISA
                      Affiliates has engaged in any non-exempt "prohibited transaction" (as defined in Section 4975 of the Code) that could reasonably be expected to have a Material Adverse Effect.

                      (b) Neither Borrower nor any of its ERISA Affiliates has incurred or expects to incur any withdrawal liability to any Multiemployer Plan that could reasonably be expected to have a Material Adverse Effect.

                      4.13 Regulations G, T,  U and  X; Investment  Company
            Act. No part of the proceeds of any Loan hereunder will be used to purchase or carry, or to extend credit to others for the purpose of purchasing or carrying, any Margin Stock in violation of Regulations G, T, U and X. Borrower is not and is not required to be registered as an "investment company" under the Investment Company Act of 1940, as amended.

                      4.14 Disclosure.   No  written statement  made  by  a
            Senior Officer to the Agents or any Bank in connection with this Agreement, or in connection with any Loan, as of the date thereof contained any untrue statement of a material fact or omitted a material fact necessary to make the statement made not misleading in light of all the circumstances existing at the date the statement was made.

                      4.15 Tax Liability.    Borrower  and  the  Restricted
            Subsidiaries have filed all United States federal income tax returns and all other material tax returns which are required to be filed by them, and have paid, or made provision for the payment of, all taxes with respect to the periods covered by said returns, or pursuant to any assessment received by Borrower or any of the Restricted Subsidiaries, except (a) such taxes, if any, as are being contested in good faith by appropriate proceedings and as to which reserves have been established and maintained in amounts which are adequate in the opinion of Borrower, and (b) immaterial taxes so long as no material item or portion of Property of Borrower or any of the Restricted Subsidiaries is in jeopardy of being seized, levied upon or forfeited.

                      4.16 Projections.   As of  the Closing  Date, to  the
            best knowledge of Borrower, the assumptions set forth in the Projections are reasonable and consistent with each other and with all facts known to Borrower, and the Projections are reasonably based on such assumptions. Nothing in this Sec-tion shall be construed as a representation or covenant that the Projections or any specific financial results in fact will be achieved.

                      4.17 Hazardous  Materials   Laws.      Borrower   has
            reasonably concluded that Hazardous Materials Laws are unlikely to have a Material Adverse Effect.

                      4.18 Developed Properties.  As  of the Closing  Date,
            the facilities described on Schedule 4.18 comprise all of the Developed Properties owned by Borrower and the Restricted Subsidiaries.

                      4.19 Gaming  Laws.    Borrower  and  the  Significant
            Subsidiaries are in compliance with all Gaming Laws that are applicable to them, non-compliance with which is reasonably likely to constitute a Material Adverse Effect.

                                       Article 5
                                 AFFIRMATIVE COVENANTS
                                 ---------------------
                              (OTHER THAN INFORMATION AND
                              ---------------------------
                                REPORTING REQUIREMENTS)
                                -----------------------

                      Borrower covenants and  agrees that, so  long as  any
            Advance remains unpaid, or any other Obligation remains unpaid or unperformed, or any portion of the Commitment remains in force, unless the Administrative Agent (with the written approval of the Requisite Banks) otherwise consents:

                      5.1 Preservation of Existence. Borrower shall, and shall cause each Significant Subsidiary to, preserve and maintain their respective existences in the jurisdiction of their formation and all material authorizations, rights, franchises, privileges, consents, approvals, orders, licenses, permits, or registrations from any Governmental Agency that are necessary for the transaction of their respective business, except where the failure to so preserve and maintain the existence of any Significant Subsidiary and such authorizations would not constitute a Material Adverse Effect and except that a merger permitted by Section 6.2 shall not con stitute a vio-lation of this covenant; and qualify and remain qualified to transact business in each jurisdiction in which such qual-ification is necessary in view of their respective business or the ownership or leasing of their respective Properties, except where the failure to so qualify or remain qualified would not constitute a Material Adverse Effect.

                      5.2 Maintenance of Properties. Borrower shall, and shall cause each Significant Subsidiary to, maintain, preserve and protect all of their respective depreciable Properties in good order and condition, subject to wear and tear in the ordinary course of business, and not permit any waste of their respective Properties, except that the failure to maintain, preserve and protect a particular item of depreciable Property that is not of significant value, either intrinsically or to the operations of Borrower and its Subsidiaries, taken as a whole, shall not constitute a violation of this covenant.

                      5.3 Maintenance of Insurance. Borrower shall, and shall cause each Significant Subsidiary to, maintain liability, casualty and other insurance (subject to customary deductibles and retentions) with responsible insurance companies in such amounts and against such risks as is carried by responsible companies engaged in similar businesses and owning similar assets in the general areas in which Borrower and the Significant Subsidiaries operate; provided, however, that
            Borrower may self-insure with respect to such risks as such responsible companies would self-insure.

                      5.4  Compliance With Laws.  Borrower shall, and shall
            cause each Significant Subsidiary to, comply, within the time period, if any, given for such compliance by the relevant Governmental Agency or Agencies with enforcement authority, with all Requirements of Law (including all Hazardous Materials Laws and ERISA), noncompliance with which constitutes a Material Adverse Effect, except that Borrower and the Significant Subsidiaries need not comply with a Requirement of Law then being contested by any of them in good faith by appropriate proceedings.

                      5.5  Inspection Rights.   Borrower  shall, and  shall
            cause each of its Subsidiaries to, upon reasonable notice, at any time during regular business hours and as often as requested (but  not  so as  to  materially interfere  with  the business of Borrower or any of its Subsidiaries or the performance by any officer of his or her responsibilities), permit the Administrative Agent or any Bank, or any authorized employee, agent or representative thereof, to examine, audit and make copies and abstracts from the records and books of account of, and to visit and inspect the Properties of, Borrower and its Subsidiaries and to discuss the affairs, finances and accounts of Borrower and the Restricted Subsidiaries with any of their officers, key employees or accountants. The rights of the Administrative Agent and the Banks under this Section shall be exercised at the sole expense of the Administrative Agent and the Banks, unless an Event of Default has occurred and remains continuing (in which case such expenses shall be for the account of Borrower in accordance with Section 11.3).

                      5.6 Keeping of Records and Books of Account. Borrower shall, and shall cause each of its Subsidiaries to, keep proper records and books of account reflecting all financial transactions in conformity with Generally Accepted
            Accounting Principles, consistently applied, and in material conformity with all applicable requirements of any Governmental Agency having regulatory jurisdiction over Borrower or any of its Subsidiaries.

                      5.7  Use  of  Proceeds.    Borrower  shall  use   the
            proceeds of Loans for working capital and general corporate purposes of Borrower and its Subsidiaries, including but not limited to (a) refinancing all outstanding obligations under the Existing Loan Agreement, (b) support for the issuance of commercial paper by Borrower, (c) funding the development and construction of Bellagio and Beau Rivage, (d) funding of New Ventures, and (e) funding of Investments and Acquisitions.

                                       Article 6
                                  NEGATIVE COVENANTS
                                  ------------------

                 So long as any Advance remains unpaid, or any other Obligation remains unpaid or unperformed, or any portion of the Commitment remains in force, Borrower shall not, and shall not permit any of the Restricted Subsidiaries to, unless the Administrative Agent (with the written approval of the Requisite Banks or, if required by Section 11.2, of all of the Banks) otherwise consents:

                 6.1 Disposition of Core Assets. Make any sale, transfer or other disposition of any Core Asset, whether now owned or hereafter acquired, provided, however, that this Section shall not apply to prohibit such a disposition to the extent necessary to prevent a License Revocation if (a) no Default or Event of Default then exists which is not curable by such disposition or results from any such disposition, (b) Borrower has notified the Administrative Agent in writing of the necessity to invoke this proviso at least ten (10) Banking Days (or such shorter period as may be necessary in order to comply with a regulation or order of the relevant Gaming Board) in advance and (c) the Net Cash Proceeds from such disposition are paid to the Administrative Agent for the account of the Banks promptly after receipt and applied to reduce the principal outstanding under the Committed Advance Notes (first, to Alternate Base Rate Loans and thereafter to Eurodollar Rate Loans, shortest Eurodollar Periods first), and provided further that nothing in this Section shall apply to restrict the disposition of any of the equity securities of any Person that holds, directly or indirectly through a holding company or otherwise, a license under any Gaming Law to the extent such restriction is unlawful under that Gaming Law.

                 6.2 Mergers. Merge or consolidate Borrower with or into any Person, except where either (a) Borrower is the surviving entity or (b) the surviving entity is a corporation organized under the Laws of a State of the United States of America or the District of Columbia and, as of the date of such merger or consolidation, expressly assumes, by an appropriate instrument, the Obligations of Borrower; provided that (i) giving effect thereto on a pro-forma basis, no Default or Event of Default exists or would result therefrom and (ii) as a result thereof, no Change in Control has occurred.

                 6.3  ERISA.  (a) At any time,  permit any Pension Plan to:
            (i) engage in any non-exempt "prohibited transaction" (as defined in Section 4975 of the Code); (ii) fail to comply with ERISA or any other applicable Laws; (iii) incur any material "accumulated funding deficiency" (as defined in Section 302 of ERISA); or (iv) terminate in any manner, which, with respect to each event listed above, could reasonably be expected to result in a Material Adverse Effect, or (b) withdraw, completely or partially, from any Multiemployer Plan if to do so could reasonably be expected to result in a Material Adverse Effect.

                 6.4 Change in Nature of Business. Make any material change in the general nature of the business of Borrower and its Subsidiaries, taken as a whole; provided that the acquisition of an ownership interest in one or more New Ventures shall not be construed to violate this covenant.

                 6.5 Liens and Negative Pledges. Create, incur, assume or suffer to exist any Lien or Negative Pledge of any nature upon or with respect to any of their respective Properties, or engage in any sale and leaseback transaction with respect to any of their respective Properties, whether now owned or hereafter acquired, except:

                      (a)  Permitted Encumbrances;

                      (b)  Liens  and  Negative  Pledges  under  the   Loan
                 Documents;

                      (c) Liens and Negative Pledges existing on the Closing Date and disclosed in Schedule 4.7;

                      (d) any Lien or Negative Pledge on shares of any equity security or any warrant or option to purchase an equity security or any security which is convertible into, or exchangeable for, an equity security issued by Borrower or any Restricted Subsidiary that holds, directly or indirectly through a holding company or otherwise, a license under any Gaming Law provided that this clause (d) shall apply only so long as such Gaming Law provides that the creation of any restriction on the disposition of any of such securities shall not be effective or shall not be effective without the approval of the relevant Gaming Board and, if such Gaming Law at any time ceases to so provide, then this clause (d) shall be of no further effect; and provided further that if at any time Borrower creates or suffers to exist a Lien or Negative Pledge covering such securities in favor of the holder of any other Indebtedness, it will (subject to any approval required under applicable Gaming Laws) concurrently grant a pari passu Lien or Negative Pledge likewise covering such securities in favor of the Administrative Agent for the benefit of the Banks;

                      (e) Liens and Negative Pledges on Property acquired by Borrower or any of the Restricted Subsidiaries (whether the acquisition was of the Property itself or of the securities of the Person which owns the Property) that were in existence at the time of the acquisition of such Property and were not created in contemplation of such acquisition;

                      (f) Liens securing Indebtedness incurred to finance the acquisition or construction of capital assets that are limited to the capital assets acquired or constructed (whether such Indebtedness was incurred prior to or at the time of such acquisition or construction, or within twelve months thereafter);

                      (g) Liens and Negative Pledges created by an agreement or instrument entered into by Borrower or a Restricted Subsidiary in the ordinary course of its business which consists of a restriction on the assignability, transfer or hypothecation of such agreement or instrument;

                      (h) Liens and Negative Pledges on any direct or indirect ownership interest of Borrower or any Restricted Subsidiary in Victoria Partners or Monte Carlo;

                      (i) Liens arising in the ordinary course of business of Borrower and the Restricted Subsidiaries that do not
               (i) secure Indebtedness of Borrower or any Restricted Subsidiary, (ii) secure any single obligation of Borrower or a Restricted Subsidiary in excess of $50,000,000 and
               (iii) when aggregated with all other Liens permitted by this
               Section 6.5(i), materially impair the value of the assets subject to such Liens or the ability of Borrower and the Restricted Subsidiaries to conduct their businesses;

                      (j) Negative Pledges benefiting debt securities of Borrower or any of the Restricted Subsidiaries that are in substance the same in all material respects as the Negative Pledge benefiting the Senior Notes, or which are less beneficial to such debt securities than the Negative Pledge benefiting the Senior Notes;

                      (k) Negative Pledges benefiting debt securities of Borrower or any of the Restricted Subsidiaries that are more beneficial to such debt securities than the Negative Pledge benefiting the Senior Notes, provided that concurrently with the granting of any such Negative Pledge, Borrower shall be deemed to have granted a co-extensive and ratable Negative Pledge to the Administrative Agent and the Banks for the benefit of the Obligations (without derogation of the Negative Pledge contained in this Section 6.5), and Borrower and any affected Restricted Subsidiary shall promptly execute and deliver any instruments, documents or agreements reasonably requested by the Administrative Agent to confirm the granting of such a coextensive and ratable Negative Pledge;

                      (l) Liens and Negative Pledges not described in clauses (a) through (k) above that secure or benefit Indebtedness of Borrower or any Restricted Subsidiary, and sale and leaseback transactions entered into by Borrower or the Restricted Subsidiaries, which, when added to all outstanding Indebtedness so secured or benefitted as permitted by this Section 6.5(l), does not exceed an amount equal to ten percent (10%) of Tangible Net Worth as of the last day of the Fiscal Quarter immediately preceding the incurrence of the most recent such Indebtedness (with the understanding that, solely for the purpose of determining compliance with this clause (l), the Attributable Value of each such sale and leaseback transaction shall be treated as Indebtedness); and

                      (m) Liens securing, Negative Pledges relating to, and sale and leaseback transactions which are, renewals, extensions, refinancings or amendments of transactions described in clauses (a) through (l) above; provided that
               (i) the obligations secured or benefited thereby are not increased (other than to cover associated transactional expenses), and (ii) the Property affected thereby is not increased;

          provided, that this Section shall not apply to prohibit the creation of a Lien or Negative Pledge to the extent necessary to prevent a License Revocation if (A) no Default or Event of Default then exists which is not curable by creation of the Lien or Negative Pledge and (B) Borrower has notified the Administrative Agent in writing of the necessity to invoke this proviso at least ten (10) Banking Days (or such shorter period as may be necessary in order to comply with a regulation or order of the relevant Gaming Board) in advance.

                 6.6 Leverage Ratio. Permit the Leverage Ratio, as of the last day of any Fiscal Quarter ending during a period described below, to be greater than the ratio set forth opposite that period:

                           Period                               Ratio
            --------------------------------------         -------------

            Closing Date through December 31, 1997         4.00 to  1.00
            January 1, 1998 through December 31, 1998      5.00 to  1.00
            January 1, 1999 and thereafter                 4.00 to  1.00

                 6.7 Restricted Expenditures. Prior to the Bellagio Opening Date, make any Restricted Expenditure if to do so would result in the aggregate Restricted Expenditures made on and after January 1, 1997 exceeding the Restricted Expenditure Basket.

                 6.8  Commercial  Paper.    Permit  the  Commercial   Paper
          Outstandings to exceed $1,000,000,000 at any time.

                                       Article 7
                        INFORMATION AND REPORTING REQUIREMENTS
                        --------------------------------------

                 7.1 Financial and Business Information. So long as any Advance remains unpaid, or any other Obligation remains unpaid or unperformed, or any portion of the Commitment remains in force, Borrower shall, unless the Administrative Agent (with the written approval of the Requisite Banks) otherwise consents, at Borrower's sole expense, deliver to the Administrative Agent for distribution by it to the Banks one (1) copy (or, in the case of any document which is commercially printed and bound, a sufficient number of copies for all of the Banks) of the following:

                      (a) As soon as practicable, and in any event within 60 days after the end of each Fiscal Quarter (other than the fourth Fiscal Quarter in any Fiscal Year) the consolidated balance sheet of Borrower and its Subsidiaries as at the end of such Fiscal Quarter, the consolidated statement of operations for such Fiscal Quarter, and its statement of cash flows for the portion of the Fiscal Year ended with such Fiscal Quarter, all in reasonable detail. Such financial statements shall be certified by a Senior Officer of Borrower as fairly presenting the financial condition, results of operations and cash flows of Borrower and its Subsidiaries in accordance with Generally Accepted Accounting Principles (other than footnote disclosures), consistently applied, as at such date and for such periods, subject only to normal year-end accruals and audit adjustments;

                      (b)  As soon as practicable, and in any event  within
               105 days after the end of each Fiscal Year the consolidated balance sheet of Borrower and its Subsidiaries as at the end of such Fiscal Year and the consolidated statements of operations, stockholders' equity and cash flows, in each case of Borrower and its Subsidiaries for such Fiscal Year. Such financial statements shall be prepared in accordance with Generally Accepted Accounting Principles, consistently applied, and such consolidated balance sheet and consoli-dated statements shall be accompanied by a report of independent public accountants of recognized standing selected by Borrower and reasonably satisfactory to the Requisite Banks, which report shall be prepared in accordance with generally accepted auditing standards as at such date, and shall not be subject to any qualifications or exceptions as to the scope of the audit nor to any other qualification or exception determined by the Requisite Banks in their good faith business judgment to be adverse to the interests of the Banks. Such accountants' report shall be accompanied by a certificate stating that, in making the examination pursuant to generally accepted auditing standards necessary for the certification of such financial statements and such report, such accountants have obtained no knowledge of any Default or, if, in the opinion of such accountants, any such Default shall exist, stating the nature and status of such Default, and stating that such accountants have reviewed Borrower's financial calculations as at the end of such Fiscal Year (which shall accompany such certificate) under Sections 6.6 and 6.7, have read such Sections (including the definitions of all defined terms used therein) and that nothing has come to the attention of such accountants in the course of such examination that would cause them to believe that the same were not calculated by Borrower in the manner prescribed by this Agreement;

                      (c) Promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of Borrower generally, and copies of all annual, periodic and special reports and registration statements (other than the exhibits thereto) which Borrower may file or be required to file with the Securities and Exchange Commission under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, and not otherwise required to be delivered to the Banks pursuant to other provisions of this Section 7.1;

                      (d) Promptly after request by the Administrative Agent or any Bank, copies of any other report or other document that was filed by Borrower or any of the Restricted Subsidiaries with any Governmental Agency;

                      (e) Promptly upon a Senior Officer becoming aware, and in any event within ten (10) Banking Days after becoming aware, of the occurrence of any (i) "reportable event" (as such term is defined in Section 4043 of ERISA) or
               (ii) "prohibited transaction" (as  such term  is defined  in
               Section 406  of  ERISA  or  Section 4975  of  the  Code)  in
               connection with any Pension Plan or any trust created thereunder, telephonic notice specifying the nature thereof, and, no more than five (5) Banking Days after such telephonic notice, written notice again specifying the nature thereof and specifying what action Borrower or any of the Restricted Subsidiaries is taking or proposes to take with respect thereto, and, when known, any action taken by the Internal Revenue Service with respect thereto;

                      (f) As soon as practicable, and in any event within three (3) Banking Days after a Senior Officer becomes aware of the existence of any condition or event which constitutes a Default, telephonic notice specifying the nature and period of existence thereof, and, no more than two (2) Banking Days after such telephonic notice, written notice again specifying the nature and period of existence thereof and specifying what action Borrower or any of its Restricted Subsidiaries are taking or propose to take with respect thereto;

                      (g) On each day upon which Borrower issues commercial paper, a Certificate of a Responsible Official, in a form and in detail reasonably acceptable to the Administrative Agent, setting forth the amount of commercial paper so issued and the maturity date thereof and, giving effect thereto, the aggregate principal amount of the Commercial Paper Outstandings;

                      (h)  Within  three   Banking   Days   of   Borrower's
               receiving notice of any change in the Senior Debt Rating, written notice of such change;

                      (i) Prior to March 1 of each year, a calculation of the Leverage Ratio as of the last day of the immediately preceding Fiscal Year, and of any resulting Incremental Margin, certified as true and correct by a Senior Officer of Borrower; and

                      (j) Such other information as from time to time may be reasonably requested by the Administrative Agent, any Bank (through the Administrative Agent) or the Requisite Banks.

                 7.2 Compliance Certificates. So long as any Advance remains unpaid, or any other Obligation remains unpaid or unper-formed, or any portion of the Commitment remains outstanding, Borrower shall, at Borrower's sole expense, deliver to the Administrative Agent for distribution by it to the Banks con-currently with the financial statements required pursuant to Sections 7.1(a) and 7.1(b), one (1) original Compliance Certificate signed by a Senior Officer.

                                       Article 8
                          CONDITIONS; EFFECT OF CLOSING DATE
                          ----------------------------------

                 8.1 Initial Advances, Etc.. The obligation of each Bank to make the initial Advance to be made by it, or the obligation of the Issuing Bank to issue the initial Letter of Credit (as applicable), is subject to the following conditions precedent, each of which shall be satisfied prior to the making of the initial Advances or issuance of the initial Letter of Credit (unless all of the Banks, in their sole and absolute discretion, shall agree otherwise):

                      (a) The Documentation Agent shall have received all of the following, each of which shall be originals unless otherwise specified, each properly executed by a Responsible Official of each party thereto, each dated as of the Closing Date and each in form and substance satisfactory to the Documentation Agent and its legal counsel (unless otherwise specified or, in the case of the date of any of the following, unless the Documentation Agent otherwise agrees or directs):

                           (1) at least one (1) executed counterpart of this Agreement, together with arrangements satis-factory to the Documentation Agent for additional executed counterparts, sufficient in number for distribution to the Banks and Borrower;

                           (2) Committed Advance Notes executed by Borrower in favor of each Bank, each in a principal amount equal to that Bank's Pro Rata Share of the Commitment;

                           (3)  Competitive  Advance   Notes  executed   by
                         Borrower in favor of each Bank, each in the principal amount of $750,000,000;

                           (4) Such documentation as the Documentation Agent may require to establish the due organiza-tion, valid existence and good standing of Borrower, its qualification to engage in business in each material jurisdiction in which it is engaged in business or required to be so qualified, its authority to execute, deliver and perform the Loan Documents, the identity, authority and capacity of each Responsible Official thereof authorized to act on its behalf, including certified copies of its articles of incorporation and amendments thereto, bylaws and amendments thereto, certificates of good standing and/or qualification to engage in business, certificates of corporate resolutions, incumbency certificates, Certificates of Responsible Officials, and the like;

                           (5)  the Opinions of Counsel;

                           (6)  the executed Termination Agreement;

                           (7)  the executed Exit Agreement;

                           (8)  the executed  Negative  Pledge  Termination
                         Agreement;

                           (9) a Certificate of a Responsible Official signed by a Senior Officer of Borrower certifying that the conditions specified in Sections 8.1(g) and 8.1(h) have been satisfied; and

                           (10) such other assurances, certificates,  docu-
                         ments, consents or opinions as the Documentation Agent reasonably may require.

                      (b)  The  arrangement   fees  payable   pursuant   to
                         Section 3.2 shall have been paid.

                      (c)  The   participation/extension    fees    payable
               pursuant to Section 3.3 shall have been paid.

                      (d) The agency fees payable on the Closing Date pursuant to Section 3.6 shall have been paid.

                      (e)  All  amounts  (principal,  interest  and   fees)
               payable to the Banks under the Existing Loan Agreement shall have been paid.

                      (f) The reasonable costs and expenses of the Agents in connection with the preparation of the Loan Documents payable pursuant to Section 11.3, and invoiced to Borrower prior to the Closing Date, shall have been paid.

                      (g) The representations and warranties of Borrower contained in Article 4 shall be true and correct.

                      (h) Borrower shall be in compliance with all the terms and provisions of the Loan Documents, and giving effect to the initial Advances (or initial Letter of Credit, as applicable) no Default or Event of Default shall have occurred and be continuing.

                      (i)  All legal matters relating to the Loan Documents
               shall be satisfactory to Sheppard, Mullin, Richter & Hampton, LLP, special counsel to the Administrative Agent and the Documentation Agent.

                 8.2 Any Increasing Advance, Etc. The obligation of each Bank to make any Advance which would increase the principal amount outstanding under the Notes, and the obligation of the Issuing Bank to issue a Letter of Credit, is subject to the following conditions precedent:

                      (a) except (i) for representations and warranties which expressly speak as of a particular date or are no longer true and correct as a result of a change which is permitted by this Agreement or (ii) as disclosed by Borrower and approved in writing by the Requisite Banks, the representations and warranties contained in Article 4 (other than Sections 4.4, 4.6, 4.7, 4.8, 4.9, 4.16 and 4.18) shall be true and correct on and as of the date of the Advance as though made on that date;

                      (b) the Administrative Agent shall have timely received a Request for Loan in compliance with Article 2 (or telephonic or other request for Loan referred to in the second sentence of Section 2.1(b), if applicable) or the Issuing Bank shall have received a Request for Letter of Credit, as the case may be, in compliance with Article 2; and

                      (c) the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent, such other assurances, certificates, documents or consents related to the foregoing as the Administrative Agent or Requisite Banks reasonably may require.

                 8.3 Any Advance. The obligation of each Bank to make any Advance (other than an Alternate Base Rate Advance with respect to an Alternate Base Rate Loan which, if made, would not increase the outstanding principal Indebtedness evidenced by the Notes) is subject to the conditions precedent that (a) the representations and warranties contained in Sections 4.1, 4.2, 4.3, 4.10, 4.11 (but only with respect to Events of Default) and 4.13 shall be true and correct in all material respects on the date of such Advance as though made on that date except as disclosed by Borrower and approved in writing by the Requisite Banks, and
          (b) except as provided for in Section 2.1(g), the Administrative Agent shall have timely received a Request for Loan in compliance with Article 2 (or telephonic or other request for Loan referred to in the second sentence of Section 2.1(b), if applicable).

                 8.4 Effect of the Closing Date. The Exit Agreement shall be deemed to be effective concurrently with the Closing Date, and upon such effectiveness, each Exiting Bank shall no longer be deemed to be a party to the Existing Loan Agreement and the other Loan Documents thereunder for any purpose. Each Bank, the Administrative Agent and Borrower shall, on the Closing Date, make such payments through the Administrative Agent as are necessary (giving effect to any Loan requested by Borrower on the Closing Date) to result in each Bank having the Pro Rata Share of any outstanding Indebtedness under this Agreement as is set forth on Schedule 1.1 hereto. On the Closing Date, the Notes and the Subsidiary Guaranty under the Existing Loan Agreement shall be cancelled and terminated, and each Bank shall promptly thereafter return its Notes under the Existing Loan Agreement to Borrower marked "cancelled".

                                       Article 9
                 EVENTS OF DEFAULT AND REMEDIES UPON EVENT OF DEFAULT
                 ----------------------------------------------------

                 9.1 Events of Default. The existence or occurrence of any one or more of the following events, whatever the reason therefor and under any circumstances whatsoever, shall constitute an Event of Default:

                      (a) Borrower fails to pay any principal on any of the Notes, or any portion thereof, on the date when due; or

                      (b) Borrower fails to pay any interest on any of the Notes, or any fees under Sections 3.4, 3.5 or 3.6, or any portion thereof, within five (5) Banking Days after the date when due; or fails to pay any other fee or amount payable to the Banks under any Loan Document, or any portion thereof, within five (5) Banking Days after demand therefor; or

                      (c)  Borrower  fails  to  comply  with  any  of   the
               covenants contained in Article 6 (other than Sections 6.3 and 6.4); or

                      (d) Borrower fails to comply with Section 7.1(f) in any respect that is materially adverse to the interests of the Banks; or

                      (e) Borrower or any other Party fails to perform or observe any other covenant or agreement (not specified in clause (a), (b), (c) or (d) above) contained in any Loan Document on its part to be performed or observed within ten (10) Banking Days after the giving of notice by the Administrative Agent on behalf of the Requisite Banks of such Default; or

                      (f) Any representation or warranty of Borrower or any other Party made in any Loan Document, or in any certificate or other writing delivered by Borrower or such other Party pursuant to any Loan Document, proves to have been incorrect when made or reaffirmed in any respect that is materially adverse to the interests of the Banks; or

                      (g)  Borrower or any  of the Restricted  Subsidiaries
               (i) fails to pay the principal, or any principal installment, of any present or future Indebtedness for borrowed money of $50,000,000 or more, or any guaranty of present or future Indebtedness for borrowed money of $50,000,000 or more, on its part to be paid, when due (or within any stated grace period), whether at the stated maturity, upon acceleration, by reason of required prepayment or otherwise or (ii) fails to perform or observe any other term, covenant or agreement on its part to be performed or observed, or suffers any event to occur, in connection with any present or future Indebtedness for bor-rowed money of $50,000,000 or more, or of any guaranty of present or future Indebtedness for borrowed money of
               $50,000,000 or more, if as a result of such failure or sufferance any holder or holders thereof (or an agent or trustee on its or their behalf) has the immediate right to declare such Indebtedness due before the date on which it otherwise would become due; or

                      (h) A final judgment against Borrower or any of the Restricted Subsidiaries is entered for the payment of money in excess of $50,000,000 and, absent procurement of a stay of execution, such judgment remains unsatisfied for thirty
               (30) calendar days after the date of entry of judgment, or in any event later than five (5) calendar days prior to the date of any proposed sale thereunder; or any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the Property of any such Person and is not released, vacated or fully bonded within thirty (30) calendar days after its issue or levy; or

                      (i) Borrower or any of the Significant Subsidiaries institutes or consents to the institution of any proceeding under a Debtor Relief Law relating to it or to all or any material part of its Property, or is unable or admits in writing its inability to pay its debts as they mature, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its Property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of that Person and the appointment continues undischarged or unstayed for sixty
               (60) calendar days; or any proceeding under a Debtor Relief Law relating to any such Person or to all or any part of its Property is instituted without the consent of that Person and continues undismissed or unstayed for sixty (60) calendar days; or

                      (j) The occurrence of an Event of Default (as such term is or may hereafter be specifically defined in any other Loan Document) under any other Loan Document; or

                      (k) Any Pension Plan maintained by Borrower or any of its ERISA Affiliates is determined to have a material "accumulated funding deficiency" as that term is defined in
               Section 302 of ERISA and the result is a Material Adverse Effect; or

                      (l)  The occurrence  of  a  License  Revocation  that
               continues for thirty (30) consecutive calendar days with respect to gaming operations at any gaming facility accounting for five percent (5%) or more of the consolidated total assets or consolidated gross revenues of Borrower and its Subsidiaries.

                 9.2 Remedies Upon Event of Default. Without limiting any other rights or remedies of the Administrative Agent or the Banks provided for elsewhere in this Agreement, or the other Loan Documents, or by applicable Law, or in equity, or otherwise:

                      (a) Upon the occurrence, and during the continuance, of any Event of Default other than an Event of Default described in Section 9.1(i):

                           (1) the Commitment to make Advances, the obligation of the Issuing Bank to issue Letters of Credit and all other obligations of the Administrative Agent or the Banks and all rights of Borrower and any other Parties under the Loan Documents shall be suspended without notice to or demand upon Borrower, which are expressly waived by Borrower, except that all of the Banks or the Requisite Banks (as the case may be, in accordance with Section 11.2) may waive an Event of Default or, without waiving, determine, upon terms and conditions satisfactory to the Banks or Requisite Banks, as the case may be, to reinstate the Commitment and make further Advances, which waiver or determination shall apply equally to, and shall be binding upon, all the Banks;

                           (2) the Issuing Bank may, with the approval of the Administrative Agent on behalf of the Requisite Banks, demand immediate payment by Borrower of an amount equal to the aggregate amount of all outstanding Letters of Credit, to be held by the Issuing Bank in an interest-bearing cash collateral account as collateral hereunder; and

                           (3) the Requisite Banks may request the Administrative Agent to, and the Administrative Agent thereupon shall, terminate the Commitment and/or declare all or any part of the unpaid principal of all Notes, all interest accrued and unpaid thereon and all other amounts payable under the Loan Documents to be forthwith due and payable, whereupon the same shall become and be forthwith due and payable, without protest, presentment, notice of dishonor, demand or further notice of any kind, all of which are expressly waived by Borrower.

                      (b) Upon the occurrence of any Event of Default described in Section 9.1(i):

                           (1) the Commitment to make Advances, the obligation of the Issuing Bank to issue Letters of Credit and all other obligations of the

                         Administrative Agent or the Banks and all rights of Borrower and any other Parties under the Loan Documents shall terminate without notice to or demand upon Borrower, which are expressly waived by Borrower, except that all the Banks may waive the Event of Default or, without waiving, determine, upon terms and conditions satisfactory to all the Banks, to reinstate the Commitment and make further Advances, which determination shall apply equally to, and shall be binding upon, all the Banks;

                           (2) an amount equal to the aggregate amount of all outstanding Letters of Credit shall be immediately due and payable to the Issuing Bank without notice to or demand upon Borrower, which are expressly waived by Borrower, to be held by the Issuing Bank in an interest-bearing cash collateral account as collateral hereunder; and

                           (3) the unpaid principal of all Notes, all interest accrued and unpaid thereon and all other amounts payable under the Loan Documents shall be forthwith due and payable, without protest, presentment, notice of dishonor, demand or further notice of any kind, all of which are expressly waived by Borrower.

                      (c) Upon the occurrence of any Event of Default, the Banks and the Administrative Agent, or any of them, without notice to (except as expressly provided for in any Loan Document) or demand upon Borrower, which are expressly waived by Borrower (except as to notices expressly provided for in any Loan Document), may proceed (but only with the consent of the Requisite Banks) to protect, exercise and enforce their rights and remedies under the Loan Documents against Borrower and any other Party and such other rights and remedies as are provided by Law or equity.

                      (d) The order and manner in which the Banks' rights and remedies are to be exercised shall be determined by the Requisite Banks in their sole discretion, and all payments received by the Administrative Agent and the Banks, or any of them, shall be applied first to the costs and expenses (including reasonable attorneys' fees and disbursements and the reasonably allocated costs of attorneys employed by the Administrative Agent or by any Bank) of the Administrative Agent and of the Banks, and thereafter paid pro rata to the Banks in the same proportions that the aggregate Obligations owed to each Bank under the Loan Documents bear to the aggregate Obligations owed under the Loan Documents to all the Banks, without priority or preference among the Banks. Regardless of how each Bank may treat payments for the purpose of its own accounting, for the purpose of computing Borrower's Obligations hereunder and under the Notes, payments shall be applied first, to the costs and expenses of the Administrative Agent and the Banks, as set forth above, second, to the payment of accrued and unpaid interest due under any Loan Documents to and including the date of such application (ratably, and without duplication, according to the accrued and unpaid interest due under each of the Loan Documents), and third, to the payment of all other amounts (including principal and fees) then owing to the Administrative Agent or the Banks under the Loan Documents. No application of payments will cure any Event of Default, or prevent acceleration, or continued accel-eration, of amounts payable under the Loan Documents, or prevent the exercise, or continued exercise, of rights or remedies of the Banks hereunder or thereunder or at Law or in equity.

                                      Article  10
                                      THE  AGENTS
                                      -----------

                 10.1 Appointment and Authorization. Subject to Section 10.8, each Bank hereby irrevocably appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Administrative Agent by the terms thereof or are reasonably incidental, as determined by the Administrative Agent, thereto. This appointment and authorization is intended solely for the purpose of facilitating the servicing of the Loans and does not constitute appointment of the Administrative Agent as trustee for any Bank or as representative of any Bank for any other purpose and, except as specifically set forth in the Loan Documents to the contrary, the Administrative Agent shall take such action and exercise such powers only in an administrative and ministerial capacity.

                 10.2 Agents and their Affiliates. Bank of America (and each successor Administrative Agent) and Morgan Guaranty (as
          Documentation Agent) have the same rights and powers under the Loan Documents as any other Banks and may exercise the same as though they were not the Administrative Agent and the Documentation Agent. The term "Bank" or "Banks" includes Bank of America and Morgan Guaranty in their individual capacities. Bank of America (and each successor Administrative Agent), Morgan Guaranty, and their Affiliates may accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with Borrower, any Subsidiary thereof, or any Affiliate of Borrower or any Subsidiary thereof, as if they were not the Administrative Agent and the Documentation Agent and without any duty to account therefor to the Banks. Bank of America (and each successor Administrative Agent) and Morgan Guaranty need not account to any other Bank for any monies which they receive for reimbursement of their costs and expenses as Administrative Agent and Documentation Agent hereunder, or for any monies received by them in their capacity as a Bank hereunder. Neither Agent shall be deemed to hold a fiduciary relationship with any Bank and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Agents.

                 10.3  Proportionate  Interest  in  any  Collateral.    The
          Administrative Agent shall hold any items of any collateral or interests therein received or held by the Administrative Agent on behalf of all the Banks in accordance with the Loan Documents. Subject to the Agents' and the Banks' rights to reimbursement for their costs and expenses hereunder (including reasonable attorneys' fees and disbursements and other professional services and the reasonably allocated costs of attorneys employed by the Agents or a Bank) and subject to the application of payments in accordance with Section 9.2(d), each Bank shall have an interest in the Banks' interest in any such collateral or interests therein in the same proportion that the aggregate Obligations owed such Bank under the Loan Documents bears to the aggregate Obligations owed under the Loan Documents to all the Banks, without priority or preference among the Banks.

                 10.4 Banks' Credit Decisions. Each Bank agrees that it has, independently and without reliance upon the Agents, any other Bank or the directors, officers, agents, employees or attorneys of the Agents or of any other Bank, and instead in reliance upon information supplied to it by or on behalf of Borrower and upon such other information as it has deemed appropriate, made its own independent credit analysis and decision to enter into this Agreement. Each Bank also agrees that it shall, independently and without reliance upon the Agents, any other Bank or the directors, officers, agents, employees or attorneys of the Agents or of any other Bank, con-tinue to make its own independent credit analyses and decisions in acting or not acting under the Loan Documents.

                 10.5 Action by Administrative Agent.
                      ------------------------------
                      (a)  Absent actual  knowledge of  the  Administrative
               Agent of  the existence  of  a Default,  the  Administrative
               Agent may assume that no Default has occurred and is continuing, unless the Administrative Agent has received notice from Borrower stating the nature of the Default or has received notice from a Bank stating the nature of the Default and that such Bank considers the Default to have occurred and to be continuing.

                      (b)  The  Administrative   Agent   has   only   those
               obligations under the Loan Documents as are expressly set forth therein.

                      (c) Except for any obligation expressly set forth in the Loan Documents and as long as the Administrative Agent may assume that no Default has occurred and is continuing, the Administrative Agent may, but shall not be required to, exercise its discretion to act or not act, except that the Administrative Agent shall be required to act or not act upon the instructions of the Requisite Banks (or of all the Banks, to the extent required by Section 11.2) and those instructions shall be binding upon the Administrative Agent and all the Banks, provided that the Administrative Agent shall not be required to act or not act if to do so would be contrary to any Loan Document or to applicable Law or would result, in the reasonable judgment of the Administrative Agent, in substantial risk of liability to the Administrative Agent.

                      (d) If the Administrative Agent has received a notice specified in clause (a), the Administrative Agent shall immediately give notice thereof to the Banks and shall act or not act upon the instructions of the Requisite Banks (or of all the Banks, to the extent required by
               Section 11.2), provided that the Administrative Agent shall not be required to act or not act if to do so would be contrary to any Loan Document or to applicable Law or would result, in the reasonable judgment of the Administrative Agent, in substantial risk of liability to the Administrative Agent, and except that if the Requisite Banks (or all the Banks, if required under Section 11.2) fail, for five (5) Banking Days after the receipt of notice from the Administrative Agent, to instruct the Administrative Agent, then the Administrative Agent, in its sole discretion, may act or not act as it deems advisable for the protection of the interests of the Banks.

                      (e) The Administrative Agent shall have no liability to any Bank for acting, or not acting, as instructed by the Requisite Banks (or all the Banks, if required under Section 11.2), notwithstanding any other provision hereof.

                 10.6 Liability of Agents Neither of the Agents nor any of their directors, officers, agents, employees or attorneys shall be liable for any action taken or not taken by them under or in connection with the Loan Documents, except for their own gross negligence or willful misconduct. Without limitation on the foregoing, the Agents and their directors, officers, agents, employees and attorneys:

                      (a) May treat the payee of any Note as the holder thereof until the Administrative Agent receives notice of the assignment or transfer thereof, in form satisfactory to the Administrative Agent, signed by the payee, and the $2,500 fee referred to in Section 11.8, and may treat each Bank as the owner of that Bank's interest in the Obligations for all purposes of this Agreement until the Administrative Agent receives notice of the assignment or transfer thereof, in form satisfactory to the Administrative Agent, signed by that Bank.

                      (b)  May  consult  with legal  counsel (including in-
               house legal counsel), accountants (including in-house accountants) and other professionals or experts selected by it, or with legal counsel, accountants or other profes-sionals or experts for Borrower and/or its Subsidiaries or the Banks, and shall not be liable for any action taken or not taken by it in good faith in accordance with any advice of such legal counsel, accountants or other professionals or experts.

                      (c) Shall not be responsible to any Bank for any statement, warranty or representation made in any of the Loan Documents or in any notice, certificate, report, request or other statement (written or oral) given or made in connection with any of the Loan Documents.

                      (d) Except to the extent expressly set forth in the Loan Documents, shall have no duty to ask or inquire as to the performance or observance by Borrower or its Subsidiaries of any of the terms, conditions or covenants of any of the Loan Documents or to inspect any collateral for the Obligations, or the Property, books or records of Borrower or its Subsidiaries.

                      (e) Will not be responsible to any Bank for the due execution, legality, validity, enforceability, genuineness, effectiveness, sufficiency or value of any Loan Document, any other instrument or writing furnished pursuant thereto or in connection therewith, or any collateral for the Obligations.

                      (f) Will not incur any liability by acting or not acting in reliance upon any Loan Document, notice, consent, certificate, statement, request or other instrument or writing believed by it to be genuine and signed or sent by the proper party or parties.

                      (g) Will not incur any liability for any arithmeti-cal error in computing any amount paid or payable by the Borrower or any Subsidiary or Affiliate thereof or paid or payable to or received or receivable from any Bank under any Loan Document, including, without limitation, principal, interest, commitment fees, Advances and other amounts; provided that, promptly upon discovery of such an error in computation, the Administrative Agent, the Banks and (to the extent applicable) Borrower and/or its Subsidiaries or Affiliates shall make such adjustments as are necessary to correct such error and to restore the parties to the position that they would have occupied had the error not occurred.

                 10.7 Indemnification. Each Bank shall, ratably in accor-dance with its Pro Rata Share of the Commitment (if the Commitment is then in effect) or in accordance with its proportion of the aggregate Indebtedness then evidenced by the Notes (if the Commitment has then been terminated or suspended), indemnify and hold the Agents and their respective directors, officers, agents, employees and attorneys harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including, without limitation, attorneys' fees and disbursements and allocated costs of attorneys employed by the Agents) that may be imposed on, incurred by or asserted against it or them in any way relating to or arising out of the Loan Documents (other than losses incurred by reason of the failure of Borrower to pay the Indebtedness represented by the Notes) or any action taken or not taken by either of them as Agents thereunder, except such as result from their own gross negligence or willful misconduct, provided that the indemnification provided to the Documentation Agent under this Section shall not extend to any of the foregoing which relate to transactions which occur after the Closing Date. Without limitation on the foregoing, each Bank shall reimburse the Agents upon demand for that Bank's Pro Rata Share of any out-of-pocket cost or expense incurred by (a) the Documentation Agent in connection with the negotiation, preparation, execution and delivery of the Loan Documents executed on the Closing Date, and (b) the Administrative Agent in connection with the negotiation, preparation, execution, delivery, amendment, waiver, restructuring, reorganization (including a bankruptcy reorganization), enforcement or attempted enforcement of the Loan Documents, to the extent that Borrower is required by
          Section 11.3 to pay that cost or expense but fails to do so upon demand. Nothing in this Section 10.7 shall entitle the Agents to recover any amount from the Banks which is duplicative of any
          amount  which  is   recovered  from  Borrower   or  any  of   its
          Subsidiaries.

                 10.8 Successor Administrative Agent. The Administrative Agent may, and at the request of Borrower or the Requisite Banks shall, resign as Administrative Agent upon thirty (30) days' notice to the Banks and Borrower. If the Administrative Agent resigns as Administrative Agent either voluntarily or at the request of the Requisite Banks, the Requisite Banks shall appoint from among the Banks a successor Administrative Agent for the Banks, which successor Administrative Agent shall be approved by Borrower (and such approval shall not be unreasonably withheld or delayed). If the Administrative Agent resigns at the request of Borrower, Borrower shall appoint Morgan Guaranty, Canadian Imperial Bank of Commerce or Societe Generale as successor Administrative Agent. If no successor Administrative Agent is appointed prior to the effective date of the resignation of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Banks and the Borrower, a successor Administrative Agent from among the Banks. Upon the acceptance of its appointment as successor Administrative Agent hereunder, such successor Administrative Agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent and the term "Administrative Agent" shall mean such successor Administrative Agent and the retiring Administrative Agent's appointment, powers and duties (except for liabilities incurred prior thereto) as Administrative Agent shall be terminated. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article 10, and Sections 11.3, 11.11 and 11.22, shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. If (a) the Administrative Agent has not been paid its agency fees under
          Section 3.6 or has not been reimbursed for any expense reimbursable to it under Section 11.3, in either case for a period of at least one (1) year and (b) no successor Administrative Agent has accepted appointment as Administrative Agent by the date which is thirty (30) days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective and the Banks shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Requisite Banks appoint a successor Administrative Agent as provided for above.

                 10.9 No Obligations of Borrower. Nothing contained in this Article 10 shall be deemed to impose upon Borrower any obligation in respect of the due and punctual performance by the Agents of their obligations to the Banks under any provision of this Agreement, and Borrower shall have no liability to the Agents or any of the Banks in respect of any failure by the Agents or any Bank to perform any of their obligations to the
          Agents or the Banks under this Agreement. Without limiting the generality of the foregoing, where any provision of this Agreement relating to the payment of any amounts due and owing under the Loan Documents provides that such payments shall be made by Borrower to the Administrative Agent for the account of the Banks, Borrower's obligations to the Banks in respect of such payments shall be deemed to be satisfied upon the making of such payments to the Administrative Agent in the manner provided by this Agreement.

                                      Article 11
                                     MISCELLANEOUS
                                     -------------
                 11.1 Cumulative Remedies; No Waiver. The rights, powers, privileges and remedies of the Administrative Agent and the Banks provided herein or in any Note or other Loan Document are cumulative and not exclusive of any right, power, privilege or remedy provided by Law or equity. No failure or delay on the part of the Administrative Agent or any Bank in exercising any right, power, privilege or remedy may be, or may be deemed to be, a waiver thereof; nor may any single or partial exercise of any right, power, privilege or remedy preclude any other or further exercise of the same or any other right, power, privilege or remedy. The terms and conditions of Article 8 hereof are inserted for the sole benefit of the Administrative Agent and the Banks; the same may be waived in whole or in part, with or without terms or conditions, in respect of any Loan or Letter of Credit without prejudicing the Administrative Agent's or the Banks' rights to assert them in whole or in part in respect of any other Loan.

                 11.2 Amendments; Consents. No amendment, modification, supplement, extension, termination or waiver of any provision of this Agreement or any other Loan Document, no approval or consent thereunder, and no consent to any departure by the Borrower or any other Party therefrom, may in any event be effective unless in writing signed by the Administrative Agent with the written approval of Requisite Banks (and, in the case of any amendment, modification or supplement of or to any Loan Document to which Borrower is a Party, signed by Borrower and, in the case of any amendment, modification or supplement to Article 10, signed by the Administrative Agent), and then only in the specific instance and for the specific purpose given; and, without the approval in writing of all the Banks, no amendment, modification, supplement, termination, waiver or consent may be effective:

                      (a) Except as contemplated by Section 2.6, to amend or modify the principal of, or the amount of principal, principal prepayments or the rate of interest payable on, any Note, or the amount of the Commitment or the Pro Rata
               Share of any Bank or the amount of any commitment fees payable to any Bank, or the rate at which any other fee or amount is payable to any Bank under the Loan Documents or to waive an Event of Default consisting of the failure of Borrower to pay when due principal, interest or any commitment fee;

                      (b) To postpone any date fixed for any payment of principal of, prepayment of principal of or any installment of interest on, any Note or any installment of any commitment fee, or to extend the term of the Commitment (except as contemplated by Section 2.9);

                      (c) To amend the provisions of the definition of "Requisite Banks", Articles 8 or 9 or this Section 11.2; or

                      (d) To amend any provision of this Agreement that expressly requires the consent or approval of all the Banks.

          Any amendment, modification, supplement, termination, waiver or consent pursuant to this Section 11.2 shall apply equally to, and shall be binding upon, all the Banks and the Agents.

                 11.3 Costs, Expenses and Taxes.  Borrower shall pay within five (5) Banking Days after demand, accompanied by an invoice therefor, the reasonable costs and expenses of the Administrative Agent and the Documentation Agent in connection with the negotiation, preparation, syndication, execution and delivery of the Loan Documents which are executed and delivered on the Closing Date. Borrower shall likewise so pay the reasonable costs and expenses of the Administrative Agent in connection with the negotiation, preparation, execution and delivery of any amendment or waiver with respect to the Loan Documents. Borrower shall also pay on demand, accompanied by an invoice therefor, the reasonable costs and expenses of the Administrative Agent and the Banks in connection with the refinancing, restructuring, reorganization (including a bankruptcy reorganization) and enforcement or attempted enforcement of the Loan Documents, and any matter related thereto. The foregoing costs and expenses shall include filing fees, recording fees, title insurance fees, appraisal fees, search fees, and other out-of-pocket expenses and the reasonable fees and out-of-pocket expenses of any legal coun-sel (including reasonably allocated costs of legal counsel employed by the Administrative Agent or any Bank), independent public accountants and other outside experts retained by the Administrative Agent or any Bank, whether or not such costs and expenses are incurred or suffered by the Administrative Agent or any Bank in connection with or during the course of any bank-ruptcy or insolvency proceedings of Borrower or any Subsidiary thereof. Such costs and expenses shall also include, in the case of any amendment or waiver of any Loan Document requested by Borrower, the administrative costs of the Administrative Agent reasonably attributable thereto. Borrower shall pay any and all documentary and other taxes, excluding, in the case of each Bank, the Agents and each Eligible Assignee, and any Affiliate or
          Eurodollar Lending Office thereof, (i) taxes imposed on or measured in whole or in part by its overall net income, gross income or gross receipts or capital and franchise taxes imposed on it by (A) any jurisdiction (or political subdivision thereof) in which it is organized or maintains its principal office or Eurodollar Lending Office or (B) any jurisdiction (or political subdivision thereof) in which it is "doing business" (unless it would not be doing business in such jurisdiction (or political subdivision thereof) absent the transactions contemplated hereby), (ii) any withholding taxes or other taxes based on gross income imposed by the United States of America (other than withholding taxes and taxes based on gross income resulting from or attributable to any change in any law, rule or regulation or any change in the interpretation or administration of any law, rule or regulation by any Governmental Agency) or (iii) any withholding taxes or other taxes based on gross income imposed by the United States of America for any period with respect to which it has failed to provide Borrower with the appropriate form or forms required by Section 11.21, to the extent such forms are then required by applicable Laws, and all costs, expenses, fees and charges payable or determined to be payable in connection with the filing or recording of this Agreement, any other Loan Document or any other instrument or writing to be delivered here-under or thereunder, or in connection with any transaction pur-suant hereto or thereto, and shall reimburse, hold harmless and indemnify the Administrative Agent and the Banks from and against any and all loss, liability or legal or other expense with respect to or resulting from any delay in paying or failure to pay any such tax, cost, expense, fee or charge or that any of them may suffer or incur by reason of the failure of any Party to perform any of its Obligations. Any amount payable to the Administrative Agent or any Bank under this Section 11.3 shall bear interest from the second Banking Day following the date of demand for payment at the Default Rate.

                 11.4 Nature of Banks' Obligations. The obligations of the Banks hereunder are several and not joint or joint and several. Nothing contained in this Agreement or any other Loan Document and no action taken by the Administrative Agent or the Banks or any of them pursuant hereto or thereto may, or may be deemed to, make the Banks a partnership, an association, a joint venture or other entity, either among themselves or with Borrower or any
          Affiliate of Borrower. Each Bank's obligation to make any Advance pursuant hereto is several and not joint or joint and several, and in the case of the initial Advance only is conditioned upon the performance by all other Banks of their obligations to make initial Advances. A default by any Bank will not increase the Pro Rata Share of the Commitment attributable to any other Bank. Any Bank not in default may, if it desires, assume in such proportion as the nondefaulting Banks agree the obligations of any Bank in default, but is not obligated to do so. The Administrative Agent agrees that it will use its best efforts either to induce the other Banks to assume the obligations of a Bank in default or to obtain another Bank, reasonably satisfactory to Borrower, to replace such a Bank in default.

                 11.5 Survival of Representations and Warranties. All representations and warranties contained herein or in any other Loan Document, or in any certificate or other writing delivered by or on behalf of any one or more of the Parties to any Loan Document, will survive the making of the Loans hereunder and the execution and delivery of the Notes, and have been or will be relied upon by the Administrative Agent and each Bank, notwith-standing any investigation made by the Administrative Agent or any Bank or on their behalf.

                 11.6 Notices. Except as otherwise expressly provided in the Loan Documents, all notices, requests, demands, directions and other communications provided for hereunder or under any other Loan Document must be in writing and must be mailed, telegraphed, telecopied, dispatched by commercial courier or delivered to the appropriate party at the address set forth on the signature pages of this Agreement or other applicable Loan Document or, as to any party to any Loan Document, at any other address as may be designated by it in a written notice sent to all other parties to such Loan Document in accordance with this
          Section 11.6. Except as otherwise expressly provided in any Loan Document, if any notice, request, demand, direction or other communication required or permitted by any Loan Document is given by mail it will be effective on the earlier of receipt or the third calendar day after deposit in the United States mail with first class or airmail postage prepaid; if given by telegraph or cable, when delivered to the telegraph company with charges prepaid; if given by telecopier, when sent; if dispatched by commercial courier, on the scheduled delivery date; or if given by personal delivery, when delivered.

                 11.7 Execution of Loan Documents. Unless the Administrative Agent otherwise specifies with respect to any Loan Document, (a) this Agreement and any other Loan Document may be executed in any number of counterparts and any party hereto or thereto may execute any counterpart, each of which when executed and delivered will be deemed to be an original and all of which counterparts of this Agreement or any other Loan Document, as the case may be, when taken together will be deemed to be but one and the same instrument and (b) execution of any such counterpart may be evidenced by a telecopier transmission of the signature of such party. The execution of this Agreement or any other Loan Document by any party hereto or thereto will not become effective until counterparts hereof or thereof, as the case may be, have been executed by all the parties hereto or thereto.

            11.8 Binding Effect; Assignment.
                 --------------------------
                      (a) This Agreement and the other Loan Documents to which Borrower is a Party will be binding upon and inure to the benefit of Borrower, the Agents, each of the Banks, and their respective successors and assigns, except that, except as permitted in Section 6.2, Borrower may not assign its rights hereunder or thereunder or any interest herein or therein without the prior written consent of all the  Banks.
                Each Bank  represents that it  is not  acquiring its  Notes with a view to the  distribution thereof within the  meaning of the Securities Act of 1933, as amended (subject to any requirement that disposition of such Notes must be within the control of such Bank). Any Bank may at any time pledge its Notes or any other instrument evidencing its rights as a Bank under this Agreement to a Federal Reserve Bank, but no such pledge shall release that Bank from its obligations hereunder or grant to such Federal Reserve Bank the rights of a Bank hereunder absent foreclosure of such pledge.

                      (b)  From time to  time following  the Closing  Date,
               each Bank may assign to one or more Eligible Assignees all or any portion of its Pro Rata Share of the Commitment; provided that (i) such Eligible Assignee, if not then a Bank or an Affiliate of the assigning Bank, shall be approved by each of the Administrative Agent and (if no Event of Default then exists) Borrower (neither of which approvals shall be unreasonably withheld or delayed), (ii) such assignment shall be evidenced by a Commitment Assignment and Acceptance, a copy of which shall be furnished to the Administrative Agent as hereinbelow provided, (iii) except in the case of an assignment to an Affiliate of the assigning Bank, to another Bank or of the entire remaining Commitment of the assigning Bank, the assignment shall not assign a Pro Rata Share of the Commitment equivalent to less than $10,000,000, and (iv) the effective date of any such assignment shall be as specified in the Commitment Assignment and Acceptance, but not earlier than the date which is five (5) Banking Days after the date the Administrative Agent has received the Commitment Assignment and Acceptance. Upon the effective date of such Commitment Assignment and Acceptance, the Eligible Assignee named therein shall be a Bank for all purposes of this Agreement, with the Pro Rata Share of the Commitment therein set forth and, to the extent of such Pro Rata Share, the assigning Bank shall be released from its further obligations under this Agreement. Borrower agrees that it shall execute and deliver (against delivery by the assigning Bank to Borrower of its Notes) to such assignee Bank, Notes evidencing that assignee Bank's Pro Rata Share of the Commitment, and to the assigning Bank, Notes evidencing the remaining balance Pro Rata Share retained by the assigning Bank.

                      (c) By executing and delivering a Commitment Assignment and Acceptance, the Eligible Assignee thereunder acknowledges and agrees that: (i) other than the representation  and  warranty  that  it  is  the  legal  and beneficial owner of the Pro Rata Share of the Commitment being assigned thereby free and clear of any adverse claim, the assigning Bank has made no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness or sufficiency of this Agreement or any other Loan Document; (ii) the assigning Bank has made no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower or the performance by Borrower of the Obligations;
               (iii) it has received a copy of this Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.1 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Commitment

               Assignment and Acceptance; (iv) it will, independently and without reliance upon the Administrative Agent or any Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) it appoints and authorizes the Administrative Agent to take such action and to exercise such powers under this Agreement as are delegated to the Administrative Agent by this Agreement; and (vi) it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Bank.

                      (d) The Administrative Agent shall maintain at the Administrative Agent's Office a copy of each Commitment Assignment and Acceptance delivered to it. After receipt of a completed Commitment Assignment and Acceptance executed by any Bank and an Eligible Assignee, and receipt of an assignment fee of $2,500 from such Eligible Assignee, the Administrative Agent shall, promptly following the effective date thereof, provide to Borrower and the Banks a revised
               Schedule 1.1 giving effect thereto.

                      (e) Each Bank may from time to time grant participations to one or more banks or other financial institutions (including another Bank) in a portion of its Pro Rata Share of the Commitment; provided, however, that
               (i) such Bank's obligations under this Agreement shall remain unchanged, (ii) such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participating banks or other financial institutions shall not be a Bank hereunder for any purpose except, if the participation agreement so provides, for the purposes of Sections 3.7, 3.8, 11.11 and 11.22 but only to the extent that the cost of such benefits to Borrower does not exceed the cost which Borrower would have incurred in respect of such Bank absent the participation,
               (iv) Borrower, the Administrative Agent and the other Banks shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement, (v) the participation interest shall be expressed as a percentage of the granting Bank's Pro Rata Share of the Commitment as it then exists and shall not restrict an increase in the Commitment, or in the granting Bank's Pro Rata Share of the Commitment, so long as the amount of the participation interest is not affected thereby and (vi) the consent of the holder of such participation interest shall not be required for amendments or waivers of provisions of the Loan Documents other than those which
               (A) extend the Maturity Date (except as contemplated by Section 2.9) or any other date upon which any payment of money is due to the Banks, (B) reduce the rate of interest on the Notes, any fee or any other monetary amount payable to the Banks, (C) reduce the amount of any installment of principal due under the Notes or (D) change the definition of "Requisite Banks".

                      (f) Notwithstanding anything in this Section 11.8 to the contrary, the rights of the Banks to make assignments of, and grant participations in, their Pro Rata Shares of the Commitment shall be subject to the approval of any Gaming Board, to the extent required by applicable Gaming Laws, and to compliance with applicable securities laws.

                 11.9 Right of Setoff. If an Event of Default has occurred and is continuing, the Administrative Agent or any Bank (but in each case only with the consent of the Requisite Banks) may exercise its rights under Article 9 of the Uniform Commercial Code and other applicable Laws and, to the extent permitted by applicable Laws, apply any funds in any deposit account main-tained with it by Borrower and/or any Property of Borrower in its possession against the Obligations.

                 11.10     Sharing of Setoffs.  Each Bank severally  agrees
          that if it, through the exercise of any right of setoff, banker's lien or counterclaim against Borrower, or otherwise, receives payment of the Obligations held by it that is ratably more than any other Bank, through any means, receives in payment of the Obligations held by that Bank, then, subject to applicable Laws:
          (a) the Bank exercising the right of setoff, banker's lien or counterclaim or otherwise receiving such payment shall purchase, and shall be deemed to have simultaneously purchased, from the other Bank a participation in the Obligations held by the other Bank and shall pay to the other Bank a purchase price in an amount so that the share of the Obligations held by each Bank after the exercise of the right of setoff, banker's lien or counterclaim or receipt of payment shall be in the same proportion that existed prior to the exercise of the right of setoff, banker's lien or counterclaim or receipt of payment; and
          (b) such other adjustments and purchases of participations shall be made from time to time as shall be equitable to ensure that all of the Banks share any payment obtained in respect of the Obligations ratably in accordance with each Bank's share of the Obligations immediately prior to, and without taking into account, the payment; provided that, if all or any portion of a disproportionate payment obtained as a result of the exercise of the right of setoff, banker's lien, counterclaim or otherwise is thereafter recovered from the purchasing Bank by Borrower or any Person claiming through or succeeding to the rights of Borrower, the purchase of a participation shall be rescinded and the purchase price thereof shall be restored to the extent of the recovery, but without interest. Each Bank that purchases a participation in the Obligations pursuant to this Section 11.10 shall from and after the purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Bank were the original owner of the Obligations purchased. Borrower expressly consents to the foregoing arrangements and agrees that any Bank holding a participation in an Obligation so purchased may exercise any and all rights of setoff, banker's lien or counterclaim with respect to the participation as fully as if the Bank were the original owner of the Obligation purchased.
                 11.11     Indemnity  by  Borrower.    Borrower  agrees  to
          indemnify, save and hold harmless the Agents, the Co-Arrangers, and each Bank and their directors, officers, agents, attorneys and employees (collectively the "Indemnitees") from and against:
          (a) any and all claims, demands, actions or causes of action (except a claim, demand, action, or cause of action for any amount excluded from the definition of "Taxes" in
          Section 3.12(d)) if the claim, demand, action or cause of action arises out of or relates to any act or omission (or alleged act or omission) of Borrower, its Affiliates or any of its officers, directors or stockholders relating to the Commitment, the use or contemplated use of proceeds of any Loan, or the relationship of Borrower and the Banks under this Agreement; (b) any adminis-trative or investigative proceeding by any Governmental Agency arising out of or related to a claim, demand, action or cause of action described in clause (a) above; and (c) any and all liabilities, losses, costs or expenses (including reasonable attorneys' fees and the reasonably allocated costs of attorneys employed by any Indemnitee and disbursements of such attorneys and other professional services) that any Indemnitee suffers or incurs as a result of the assertion of any foregoing claim, demand, action or cause of action; provided that no Indemnitee shall be entitled to indemnification for any loss caused by its own gross negligence or willful misconduct or for any loss asserted against it by another Indemnitee. If any claim, demand, action or cause of action is asserted against any Indemnitee, such Indemnitee shall promptly notify Borrower, but the failure to so promptly notify Borrower shall not affect Borrower's obligations under this Section unless such failure materially prejudices Borrower's right to participate in the contest of such claim, demand, action or cause of action, as hereinafter provided. Such Indemnitee may (and shall, if requested by Borrower in writing) contest the validity, applicability and amount of such claim, demand, action or cause of action and shall permit Borrower to participate in such contest. Any Indemnitee that proposes to settle or compromise any claim or proceeding for which Borrower may be liable for payment of indemnity hereunder shall give Borrower written notice of the terms of such proposed settlement or compromise reasonably in advance of settling or compromising such claim or proceeding and shall obtain Borrower's prior consent (which shall not be unreasonably withheld or delayed). In connection with any claim, demand, action or cause of action covered by this Section 11.11 against more than one Indemnitee, all such Indemnitees shall be represented by the same legal counsel (which may be a law firm engaged by the Indemnitees or attorneys employed by an Indemnitee or a combination of the foregoing) selected by the Indemnitees and reasonably acceptable to Borrower; provided, that if such legal counsel determines in good faith that representing all such Indemnitees would or could result in a conflict of interest under Laws or ethical principles applicable to such legal counsel or that a defense or counter-claim is available to an Indemnitee that is not available to all such Indemnitees, then to the extent reasonably necessary to avoid such a conflict of interest or to permit unqualified assertion of such a defense or counterclaim, each Indemnitee shall be entitled to separate representation by legal counsel selected by that Indemnitee and reasonably acceptable to Borrower, with all such legal counsel using reasonable efforts to avoid unnecessary duplication of effort by counsel for all Indemnitees; and further provided that the Administrative Agent (as an Indemnitee) shall at all times be entitled to representation by separate legal counsel (which may be a law firm or attorneys employed by the Administrative Agent or a combination of the foregoing). Any obligation or liability of Borrower to any Indemnitee under this Section 11.11 shall survive the expiration or termination of this Agreement and the repayment of all Loans and the payment and performance of all other Obligations owed to the Banks.

                 11.12     Nonliability of  the Banks.   Borrower  acknowl-
          edges and agrees that:

                      (a) Any inspections of any Property of Borrower and its Subsidiaries made by or through the Agents or the Banks are for purposes of administration of the Loan only and Borrower is not entitled to rely upon the same (whether or not such inspections are at the expense of Borrower);

                      (b) By accepting or approving anything required to be observed, performed, fulfilled or given to the Agents or the Banks pursuant to the Loan Documents, neither the Agents nor the Banks shall be deemed to have warranted or represented the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, and such acceptance or approval thereof shall not constitute a warranty or representation to anyone with respect thereto by the Agents or the Banks;

                      (c) The relationship between Borrower and the Agents and the Banks is, and shall at all times remain, solely that of a borrower and lenders; neither the Agents nor the Banks shall under any circumstance be construed to be partners or joint venturers of Borrower or its Affiliates; neither the Agents nor the Banks shall under any circumstance be deemed to be in a relationship of confidence or trust or a fiduciary relationship with Borrower or its Affiliates, or to owe any fiduciary duty to Borrower or its Affiliates; neither the Agents nor the Banks undertake or assume any responsibility or duty to Borrower or its Affiliates to select, review, inspect, supervise, pass judgment upon or inform Borrower or its Affiliates of any matter in connec-tion with their Property or the operations of Borrower or its Affiliates; Borrower and its Affiliates shall rely entirely upon their own judgment with respect to such matters; and any review, inspection, supervision, exercise of judgment or supply of information undertaken or assumed by the Agents or the Banks in connection with such matters is solely for the protection of the Agents and the Banks and neither Borrower nor any other Person is entitled to rely thereon; and

                       (d) The Agents and the Banks shall not be respon-sible or liable to any Person for any loss, damage, lia-bility or claim of any kind relating to injury or death to Persons or damage to Property caused by the actions, inaction or negligence of Borrower and/or its Affiliates and Borrower hereby indemnifies and holds the Agents and the Banks harmless from any such loss, damage, liability or claim.

                 11.13 No Third Parties Benefited. This Agreement is made for the purpose of defining and setting forth certain obligations, rights and duties of Borrower, the Agents and the Banks in connection with the Loans, and is made for the sole benefit of Borrower, the Agents and the Banks, and their respective successors and permitted assigns. Except as provided in Sections 11.8 and 11.11, no other Person shall have any rights of any nature hereunder or by reason hereof.

                 11.14 Confidentiality. Each Bank agrees to hold any confidential information that it may receive from Borrower pursuant to this Agreement in confidence, except for  disclosure:
           (a) to other Banks; (b)  to any Affiliate  of that Bank,  (c) to legal counsel and  accountants for Borrower  or any Bank;  (d) to other professional advisors to Borrower or any Bank, provided that the recipient has accepted such information subject to a confidentiality agreement substantially similar to this Section 11.14; (e) to regulatory officials having jurisdiction over that Bank; (f) to any Gaming Board having regulatory jurisdiction over Borrower or its Subsidiaries, provided that each Bank agrees to use its best efforts to notify Borrower of any such disclosure unless prohibited by applicable Laws; (g) as required by Law or legal process or in connection with any legal proceeding to which that Bank and Borrower are adverse parties; and (h) to another financial institution in connection with a disposition or proposed disposition to that financial institution of all or part of that Bank's interests hereunder or a participation interest in its Note, provided that the recipient has accepted such information subject to a confidentiality agreement substantially similar to this Section 11.14. For purposes of the foregoing, "confidential information" shall mean any information respecting Borrower or its Subsidiaries reasonably considered by Borrower to be confidential, other than (i) information previously filed with any Governmental Agency and available to the public,
          (ii) information previously published in any public medium from a source other than, directly or indirectly, that Bank, and
          (iii) information previously disclosed by Borrower to any Person not associated with Borrower which, in the reasonable belief of that Bank, was not subject to a confidentiality agreement or obligation substantially similar to this Section 11.14. Nothing in this Section shall be construed to create or give rise to any fiduciary duty on the part of the Administrative Agent or the Banks to Borrower.

                 11.15 Further Assurances. Borrower and the Restricted Subsidiaries shall, at their expense and without expense to the Banks or the Administrative Agent, do, execute and deliver such further acts and documents as any Bank or the Administrative Agent from time to time reasonably requires for the assuring and confirming unto the Banks or the Administrative Agent of the rights hereby created or intended now or hereafter so to be, or for carrying out the intention or facilitating the performance of the terms of any Loan Document.

                 11.16 Integration. This Agreement, together with the other Loan Documents and the letter agreements referred to in Sections 3.2, 3.3 and 3.6, comprises the complete and integrated agreement of the parties on the subject matter hereof and supersedes all prior agreements, written or oral, on the subject matter hereof. In the event of any conflict between the provisions of this Agreement and those of any other Loan Docu-ment, the provisions of this Agreement shall control and govern; provided that the inclusion of supplemental rights or remedies in favor of the Administrative Agent or the Banks in any other Loan Document shall not be deemed a conflict with this Agreement. Each Loan Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof.

                 11.17 Governing Law. Except to the extent otherwise provided therein, each Loan Document shall be governed by, and construed and enforced in accordance with, the local Laws of Nevada.

                 11.18 Severability of Provisions. Any provision in any Loan Document that is held to be inoperative, unenforceable or invalid as to any party or in any jurisdiction shall, as to that party or jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions or the operation, enforceability or validity of that provision as to any other party or in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

                 11.19 Headings. Article and Section headings in this Agreement and the other Loan Documents are included for con-venience of reference only and are not part of this Agreement or the other Loan Documents for any other purpose.

                 11.20 Time of the Essence. Time is of the essence of the Loan Documents.

                 11.21 Foreign Banks and Participants. Each Bank, and each holder of a participation interest herein, that is incorporated or otherwise organized under the Laws of a jurisdiction other than the United States of America or any State thereof or the District of Columbia shall deliver to Borrower (with a copy to the Administrative Agent), within twenty (20) days after the Closing Date (or after accepting an assignment or receiving a participation interest herein pursuant to Section 11.8, if applicable) two duly completed copies, signed by a Responsible Official, of either Form 1001 (relating to such Person and entitling it to a complete exemption from withholding on all payments to be made to such Person by Borrower pursuant to this Agreement) or Form 4224 (relating to all payments to be made to such Person by the Borrower pursuant to this Agreement) of the United States Internal Revenue Service or such other evidence

          (including, if reasonably necessary, Form W-9) satisfactory to Borrower and the Administrative Agent that no withholding under the federal income tax laws is required with respect to such Person. Thereafter and from time to time, each such Person shall
          (a) promptly submit to Borrower (with a copy to the Administrative Agent), such additional duly completed and signed copies of one of such forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may then be available under then current United States laws and regulations to avoid, or such evidence as is satisfactory to Borrower and the Administrative Agent of any available exemption from, United States withholding taxes in respect of all payments to be made to such Person by Borrower pursuant to this Agreement and (b) take such steps as shall not be materially disadvantageous to it, in the reasonable judgment of such Bank, and as may be reasonably necessary (including the re-designation of its Eurodollar Lending Office, if any) to avoid any requirement of applicable Laws that Borrower make any deduction or withholding for taxes from amounts payable to such Person.

                 11.22 Hazardous Material Indemnity. Borrower hereby agrees to indemnify, hold harmless and defend (by counsel reasonably satisfactory to the Administrative Agent) the Administrative Agent and each of the Banks and their respective directors, officers, employees, agents, successors and assigns from and against any and all claims, losses, damages, liabilities, fines, penalties, charges, administrative and judicial proceedings and orders, judgments, remedial action requirements, enforcement actions of any kind, and all costs and expenses incurred in connection therewith (including but not limited to reasonable attorneys' fees and the reasonably allocated costs of attorneys employed by the Administrative Agent or any Bank, and expenses to the extent that the defense of any such action has not been assumed by Borrower), arising directly or indirectly out of (i) the presence on, in, under or about any Real Property of any Hazardous Materials, or any releases or discharges of any Hazardous Materials on, under or from any Real Property and (ii) any activity carried on or undertaken on or off any Real Property by Borrower or any of its predecessors in title, whether prior to or during the term of this Agreement, and whether by Borrower or any predecessor in title or any employees, agents, contractors or subcontractors of Borrower or any predecessor in title, or any third persons at any time occupying or present on any Real Property, in connection with the handling, treatment, removal, storage, decontamination, clean-up, transport or disposal of any Hazardous Materials at any time located or present on, in, under or about any Real Property. The foregoing indemnity shall further apply to any residual contamination on, in, under or about any Real Property, or affecting any natural resources, and to any contamination of any Property or natural resources arising in connection with the generation, use, handling, storage, transport or disposal of any such Hazardous Materials, and irrespective of whether any of such activities were or will be undertaken in accordance with applicable Laws, but the foregoing indemnity shall not apply to Hazardous Materials on any Real Property, the presence of which is caused by the Administrative Agent or the Banks. Borrower hereby acknowledges and agrees that, notwithstanding any other provision of this Agreement or any of the other Loan Documents to the contrary, the obligations of Borrower under this Section shall be unlimited corporate obligations of Borrower and shall not be secured by any deed of trust or mortgage on any Real Property.

                 11.23 Gaming Boards. The Administrative Agent and each of the Banks agree to cooperate with all Gaming Boards in connection with the administration of their regulatory jurisdiction over Borrower and its Subsidiaries, including the provision of such documents or other information as may be requested by any such Gaming Board relating to Borrower or any of its Subsidiaries or to the Loan Documents.

                 11.24 The Existing Loan Agreement. The parties hereto agree that the Existing Loan Agreement is amended and restated in its entirety by this Agreement. Borrower shall have no further right to request loans, letters of credit or other credit accommodations under the Existing Loan Agreement, but rather shall be entitled to the credit accommodations described herein, subject to the terms and conditions of this Agreement and the other Loan Documents. Each party to this Agreement hereby consents to the execution, delivery and performance of the Termination Agreement, the Exit Agreement and the Negative Pledge Termination Agreement.

                 11.25     Removal of a Bank.  As provided in Sections 2.9,
          3.7 and 3.8, Borrower shall have the right to remove a Bank as a party to this Agreement if such Bank refuses to consent to an extension of the Maturity Date made pursuant to Section 2.9 or if such Bank is paid a material amount by Borrower pursuant to
          Section 3.7 or Section 3.8. Upon notice from Borrower, such Bank shall execute and deliver a Commitment Assignment and Acceptance covering that Bank's Pro Rata Share of the Commitment in favor of such Eligible Assignee as Borrower may designate, subject to
          (i) payment in full by such Eligible Assignee of all principal, interest and fees owing to such Bank through the date of assignment and (ii) delivery by such Eligible Assignee of such appropriate assurances and indemnities (which may include letters of credit) as such Bank may reasonably require with respect to its participation interest in any Letters of Credit then outstanding or any Swing Line Outstandings. Alternatively, Borrower may reduce the Commitment pursuant to Section 2.7 (and, for this purpose, the numerical requirements of such Section shall not apply) by an amount equal to that Bank's Pro Rata Share of the Commitment, pay and provide to such Bank the amounts, assurances and indemnities described in (i) and (ii) above and release such Bank from its Pro Rata Share of the Commitment.

                 11.26 Waiver of Right to Trial by Jury. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTY HERETO OR ANY OF THEM

          WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

                 11.27 Purported Oral Amendments. BORROWER EXPRESSLY ACKNOWLEDGES THAT THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY ONLY BE AMENDED OR MODIFIED, OR THE PROVISIONS HEREOF OR THEREOF WAIVED OR SUPPLEMENTED, BY AN INSTRUMENT IN WRITING THAT COMPLIES WITH SECTION 11.2. BORROWER AGREES THAT IT WILL NOT RELY ON ANY COURSE OF DEALING, COURSE OF PERFORMANCE, OR ORAL OR WRITTEN STATEMENTS BY ANY REPRESENTATIVE OF THE ADMINISTRATIVE AGENT OR ANY BANK THAT DOES NOT COMPLY WITH SECTION 11.2 TO EFFECT AN AMENDMENT, MODIFICATION, WAIVER OR SUPPLEMENT TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS.

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                MIRAGE RESORTS, INCORPORATED

                                By: DANIEL R. LEE
                                    _______________________________________
                                    Daniel R. Lee, Chief Financial Officer

                                Address for notices:

                                Mirage Resorts, Incorporated
                                3400 Las Vegas Boulevard South
                                Las Vegas, Nevada 89109
                                Attn:  Daniel R. Lee
                                Chief Financial Officer and Treasurer

                                Telecopier: (702) 792-7628
                                Telephone:  (702) 791-7126

                                with a copy to:

                                Mirage Resorts, Incorporated
                                3400 Las Vegas Boulevard South
                                Las Vegas, Nevada  89109

                                Attn:  Bruce A.Levin, Esq., General Counsel

                                Telecopier: (702) 791-5787
                                Telephone:  (702) 791-7129

                                MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Documentation Agent and as a Bank

                                By: DIANA H. IMHOF
                                    ________________________________________
                                    Diana H. Imhof, Vice President

                                Address:

                                Morgan Guaranty Trust Company of New York
                                60 Wall Street, 22nd Floor
                                New York, New York  10260
                                Attn:  Robert Osieski, Vice President

                                Telecopier: (212) 648-5018
                                Telephone:  (212) 648-7173


                                BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                ASSOCIATION, as Administrative Agent

                                By: JANICE HAMMOND
                                    _______________________________________
                                    Janice Hammond, Vice President

                                Address:

                                Bank of America National Trust and Savings
                                Association
                                555 South Flower Street, #5618
                                Los Angeles, California 90071
                                Attn:  Janice Hammond

                                Telecopier: (213) 228-2299
                                Telephone:  (213) 228-9861

                                BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                ASSOCIATION, as a Bank

                                By: JON VARNELL
                                    _______________________________________
                                    Jon Varnell, Managing Director

                                Address:

                                Bank of America National Trust and Savings
                                Association
                                555 South Flower Street, #3283
                                Los Angeles, California  90071
                                Attn:  Jon Varnell, Managing Director

                                Telecopier: (213) 228-2641
                                Telephone:  (213) 228-6181

                                With a copy to:

                                Bank of America National Trust and Savings
                                Association
                                555 South Flower Street (LA-5777)
                                Los Angeles, California  90071
                                Attn:  William  Newby, Managing Director

                                Telecopier: (213) 228-3145
                                Telephone:  (213) 228-2438


                                SOCIETE GENERALE, as a Co-Arranger and
                                a Bank

                                By: DONALD L. SHUBERT
                                    _______________________________________
                                    Donald L. Schubert, Vice President

                                Address:

                                Societe Generale
                                2029 Century Park East, Suite 2900
                                Los Angeles, California 90067
                                Attention:  Donald L. Schubert

                                Telecopier: (310) 551-1537
                                Telephone:  (310) 788-7104

                                CANADIAN IMPERIAL BANK OF COMMERCE, as
                                a Bank

                                By: PAUL J. CHAKMAK
                                    _______________________________________
                                    Paul J. Chakmak Managing  Director,
                                    CIBC Wood Gundy Securities  Corp.,
                                    AS AGENT

                                Address:

                                Canadian Imperial Bank of Commerce
                                350 South Grand Avenue, Suite 2600
                                Los Angeles, California 90071
                                Attn:  Paul J. Chakmak

                                Telecopier: (213) 346-0157
                                Telephone:  (213) 617-6226


                                BANKERS TRUST COMPANY, as a Co-Agent and a Bank

                                By: ANTHONY LOGRIPPO
                                    _______________________________________
                                    Anthony LoGrippo, Vice President

                                Address:

                                Bankers Trust Company
                                130 Liberty Street
                                New York, New York 10066
                                Attn:  Tim Morris

                                Telecopier: (212) 250-7218
                                Telephone:  (212) 250-8617

                                THE BANK OF NEW YORK, as a Co-Agent and
                                a Bank

                                By: CRAIG J. RETHMEYER
                                    _______________________________________
                                    Craig J.  Rethmeyer, Vice President

                                Address:

                                The Bank of New York
                                10990  Wilshire  Boulevard, Suite 1125
                                Los Angeles, California 90024
                                Attn:  Craig J. Rethmeyer

                                Telecopier: (310) 996-8667
                                Telephone:  (310) 996-8656


                                THE BANK OF NOVA SCOTIA, as a Co-Agent
                                and a Bank

                                By: ALAN W. PENDERGAST
                                    ___________________________________________
                                    Alan W. Pendergast, Relationship Manager

                                Address:

                                The Bank of Nova Scotia
                                580 California Street, 21st Floor
                                San Francisco, California 94104
                                Attn:  Alan W. Pendergast

                                Telecopier: (415) 397-0791
                                Telephone:  (415) 986-1100


                                COMMERZBANK AKTIENGESELLSCHAFT, LOS ANGELES
                                BRANCH, as a Co-Agent and Bank

                                By: CHRISTIAN JAGENBERG
                                    _______________________________________
                                    Christian Jagenberg, Senior Vice
                                    President and Manager

                                By: KARLA WIRTH
                                    _______________________________________
                                    Karla Wirth, Assistant Treasurer

                                Address:

                                Commerzbank AG, Los Angeles Branch
                                633 West Fifth Street, Suite 6600
                                Los Angeles, California 90071
                                Attn:  Werner Schmidbauer

                                Telecopier: (213) 623-0039
                                Telephone:  (213) 683-5413

                                CREDIT LYONNAIS LOS ANGELES BRANCH, as a
                                Co-Agent and Bank

                                By: THIERRY F. VINCENT
                                    _______________________________________
                                    Thierry F. Vincent, Vice President

                                Address:

                                Credit Lyonnais Los Angeles Branch
                                515 S. Flower Street, Suite 2200
                                Los Angeles, California 90071
                                Attn:  Glenn Harvey

                                Telecopier: (213) 623-3437
                                Telephone:  (213) 362-5956


                                THE LONG-TERM CREDIT BANK OF JAPAN, LTD.,
                                LOS ANGELES  AGENCY, as a Co-Agent and
                                a Bank

                                By: PAUL B. CLIFFORD
                                    _______________________________________
                                    Paul B. Clifford, Deputy General Manager

                                Address:
                                The Long-Term Credit Bank of Japan,
                                Ltd., Los Angeles Agency
                                350 South Grand Avenue, Suite 3000
                                Los Angeles, California 90071
                                Attn:  Kimberly Gonsalves

                                Telecopier: (213) 626-1067
                                Telephone:  (213) 689-6331

                                PNC BANK, NATIONAL ASSOCIATION, as a Co-Agent and Bank

                                By: DENISE D. KILLEN
                                    _______________________________________
                                    Denise D. Killen, Vice President

                                Address:

                                PNC Bank, National Association
                                Corporate Banking Department
                                Two Tower Center, 16th Floor
                                East Brunswick, New Jersey 08816
                                Attn:  Denise D. Killen

                                Telecopier: (908) 220-3270
                                Telephone:  (908) 220-3262


                                WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK AND CAYMAN ISLAND BRANCHES, as a Co-Agent and a Bank

                                By: SALVATORE BATTINELLI
                                    _______________________________________
                                    Salvatore Battinelli
                                    Vice President, Credit Department


                                By: C.D. ROCKEY
                                    _______________________________________
                                    C.D. Rockey
                                    Associate

                                Address:

                                Westdeutsche Landesbank Girozentrale New
                                York Branch
                                1211 Avenue of the Americas
                                New York, New York 10036
                                Attn:  Craig D. Rockey

                                Telecopier: (212) 852-6148
                                Telephone:  (212) 852-6121

                                with a copy to:

                                Westdeutsche Landesbank Girozentrale, Los
                                Angeles Representative Office
                                633 West Fifth Street, Suite 6750
                                Los Angeles, California 90071
                                Attn:  R. J. Cruz

                                Telecopier: (213) 623-4706
                                Telephone:  (213) 623-1613

                                BANQUE NATIONALE DE PARIS, as a Bank

                                By: CLIVE BETTLES
                                    _______________________________________
                                    Clive Bettles, Senior Vice President
                                    and Manager

                                By: JANICE HO
                                    _______________________________________
                                    Janice Ho, Vice President

                                Address:

                                Banque Nationale de Paris
                                725 South  Figueroa  Street,  Suite 2090
                                Los Angeles, California 90017
                                Attn:  Janice Ho

                                Telecopier: (213) 488-9602
                                Telephone:  (213) 488-9120


                                FIRST SECURITY BANK, N.A., as a Bank

                                By: DAVID P. WILLIAMS
                                    _______________________________________
                                    David P. Williams, Vice President

                                Address:

                                First Security Bank, N.A.
                                Corporate Banking Division
                                P.O. Box 30004 (84130)
                                15 East 100 South - 2nd Floor
                                Salt Lake City, Utah 84111
                                Attn:  David P. Williams

                                Telecopier: (801) 246-5532
                                Telephone:  (801) 246-5540


                                FLEET BANK, N.A., as a Bank

                                By: JOHN F. CULLINAN
                                    _______________________________________
                                    John F. Cullinan, Senior Vice President

                                Address:

                                Fleet Bank, N.A.
                                P.O. Box 30
                                3670 Route 9 South
                                Freehold, New Jersey 07728
                                Attn:  John F. Cullinan

                                Telecopier: (908) 780-0754
                                Telephone:  (908) 294-4306

                                THE FUJI BANK, LIMITED, LOS ANGELES AGENCY, as a Bank

                                By: NOBUHIRO UMEMURA
                                    _______________________________________
                                    Nobuhiro Umemura, Joint General Manager

                                Address:

                                The Fuji Bank Limited, Los  Angeles Agency
                                333 South Hope Street, 39th Floor
                                Los Angeles, California 90071
                                Attn:  David J. Pastre

                                Telecopier: (213) 253-4198
                                Telephone:  (213) 253-4148


                                THE INDUSTRIAL BANK OF JAPAN, LIMITED, LOS
                                ANGELES AGENCY, as a Bank

                                By: VICENTE L. TIMIRAOS
                                    _______________________________________
                                    Vicente L. Timiraos, Senior Vice
                                    President and Senior Manager

                                Address:

                                The Industrial Bank of Japan, Limited
                                Los  Angeles Agency
                                350 South Grand Avenue, Suite 1500
                                Los Angeles, California 90071
                                Attn:  Steven Bradley

                                Telecopier: (213) 488-9840
                                Telephone:  (213) 893-6443


                                THE MITSUBISHI TRUST AND BANKING CORPORATION, LOS ANGELES AGENCY, as a Bank

                                By: YASUSHI SATOMI, SR.
                                    _______________________________________
                                    Yasushi Satomi, Sr., Vice President
                                    and Chief Manager

                                Address:

                                The Mitsubishi Trust and Banking Corporation
                                Los Angeles Agency
                                801 South  Figueroa  Street,  Suite 500
                                Los Angeles, California 90017
                                Attn:  Rex Olson

                                Telecopier: (213) 687-4631
                                Telephone:  (213) 896-4658

                                THE SANWA BANK, LIMITED, LOS ANGELES BRANCH, as a Bank

                                By: GILL S. REALON
                                    _______________________________________
                                    Gill S. Realon, Vice President

                                Address:

                                The Sanwa Bank, Limited, Los Angeles Branch
                                601 South Figueroa Street (W5-4)
                                Los Angeles, California 90017
                                Attn:  Gill S. Realon

                                Telecopier: (213) 623-4912 or (213) 896-7467
                                Telephone:  (213) 896-7494


                                UNION BANK OF CALIFORNIA, N.A., as a Bank

                                By: B. ADAM TROUT
                                    _______________________________________
                                    B. Adam Trout, Assistant Vice President

                                Address:

                                Union Bank of California, N.A.
                                445 South Figueroa Street, 15th Floor
                                Los Angeles, California 90071
                                Attn:  Adam Trout

                                Telecopier: (213) 236-5747
                                Telephone:  (213) 236-7831


                                UNITED STATES NATIONAL BANK OF OREGON,
                                as a Bank

                                By: DALE PARSHALL
                                    _______________________________________
                                    Dale Parshall, Assistant Vice President

                                Address:

                                United States National Bank of Oregon
                                National Corporate Banking Division
                                555 SW Oak Street, PL-4
                                Portland, Oregon 92704
                                Attn:  Dale Parshall

                                Telecopier: (503) 275-5428
                                Telephone:  (503) 275-3476

                                THE DAI-ICHI KANGYO BANK, LIMITED, LOS
                                ANGELES AGENCY, as a Bank

                                By: MASATSUGU MORISHITA
                                    _______________________________________
                                    Masatsugu Morishita, Senior Vice
                                    President and Joint General Manager

                                Address:

                                The Dai-Ichi Kangyo Bank,  Limited,
                                Los Angeles Agency
                                555 West Fifth Street, 5th Floor
                                Los Angeles, California 90071
                                Attn:  Israel Carmeli

                                Telecopier: (213) 624-5258
                                Telephone:  (213) 243-4740


                                HIBERNIA NATIONAL BANK, as a Bank

                                By: ERNEST L. EUSTIS, III
                                    _______________________________________
                                    Ernest L. Eustis, III, Senior Vice
                                    President

                                Address:

                                Hibernia National Bank
                                313 Carondelet Street, 6th Floor
                                New Orleans, Louisiana 70130
                                Attn:  Ernest L. Eustis, III

                                Telecopier: (504) 533-2060
                                Telephone:  (504) 533-5711


                                KEYBANK, N.A., as a Bank

                                By: MARK SUNDERLAND
                                    _______________________________________
                                    Mark Sunderland, Vice President

                                Address:

                                KeyBank, N.A.
                                3600 South  Yosemite Street,  Suite 410
                                Denver, Colorado 80237
                                Attn:  Mark Sunderland

                                Telecopier: (303) 741-3958
                                Telephone:  (303) 804-8376

                                THE NIPPON CREDIT BANK, LTD., LOS ANGELES
                                AGENCY, as a Bank

                                By: JAY SCHWARTZ
                                    _______________________________________
                                    Jay Schwartz, Vice President and Manager

                                Address:

                                The Nippon Credit Bank, Ltd.
                                Los Angeles Agency
                                550 South Hope Street, Suite 2500
                                Los Angeles, California 90071
                                Attn:  Jay Schwartz

                                Telecopier: (213) 892-0111
                                Telephone: (213) 243-5722


                                THE SUMITOMO BANK, LIMITED, as a Bank

                                By: TATSUO UEDA
                                    _______________________________________
                                    Tatsuo Ueda, General Manager

                                Address:

                                The Sumitomo Bank, Limited
                                Los Angeles Agency
                                777 South Figueroa Street, Suite 2600
                                Los Angeles, California 90017
                                Attn:  Andrew Lee

                                Telecopier: (213) 623-6832
                                Telephone:  (213) 955-3915


                                THE SUMITOMO TRUST & BANKING CO., LTD.,
                                LOS ANGELES AGENCY, as a Bank

                                By: ELEANOR CHAN
                                    _______________________________________
                                    Eleanor Chan, Vice President and Manager

                                Address:

                                The Sumitomo Trust  & Banking  Co., Ltd.
                                Los Angeles Agency
                                333 South Grand Avenue, Suite 5300
                                Los Angeles, California 90071
                                Attn:  Karen Ryan

                                Telecopier: (213) 613-1083
                                Telephone:  (213) 229-2125

                                THE TOKAI BANK, LIMITED, LOS ANGELES AGENCY, as a Bank

                                By: MASAHIKO SAITO
                                    _______________________________________
                                    Masahiko Saito, Assisant General Manager

                                Address:

                                The Tokai Bank, Limited
                                Los Angeles Agency
                                300 South Grand Avenue, 7th Floor
                                Los Angeles, California 90071
                                Attn:  Poebus Hon

                                Telecopier: (213) 689-3200
                                Telephone:  (213) 972-8445


                                WHITNEY NATIONAL BANK, as a Bank

                                By: JOHN J. ZOLLINGER, IV
                                    _______________________________________
                                    John J. Zollinger, IV, Assistant Vice
                                    President

                                Address:

                                Whitney National Bank
                                228 Saint Charles Avenue
                                New Orleans, Louisiana 70130
                                Attn:  John J. Zollinger, IV

                                Telecopier: (504) 552-4622
                                Telephone:  (504) 552-4586


                                THE YASUDA TRUST & BANKING CO., LTD.,
                                as a Bank

                                By: MAKOTA TAGAWA
                                    _______________________________________
                                    Makota Tagawa, Deputy General Manager

                                Address:

                                Yasuda Trust & Banking
                                725 South Figueroa Street, Suite 3990
                                Los Angeles, California 90017
                                Attn:  Kevin Thang

                                Telecopier: (213) 488-1695
                                Telephone:  (213) 688-4206

                                BANK OF SCOTLAND, as a Bank

                                By: CATHERINE M. ONIFFREY
                                    _______________________________________
                                    Catherine M. Oniffrey, Vice President

                                Address:

                                Bank of Scotland
                                565 Fifth Avenue
                                New York, New York 10017
                                Attn:  Catherine M. Oniffrey

                                Telecopier: (212) 557-9460
                                Telephone:  (212) 450-0870

                                with a copy to:

                                Bank of Scotland
                                660 South Figueroa Street, Suite 1760
                                Los Angeles, California 90017
                                Attn:  J. Craig Wilson

                                Telecopier: (213) 489-3594
                                Telephone:  (213) 629-3057


                                FIRST HAWAIIAN BANK, as a Bank

                                By: ROBERT M. WHEELER, III
                                    ______________________________________
                                    Robert M. Wheeler, III, Vice President

                                Address:

                                First Hawaiian Bank
                                999 Bishop Street, 11th Floor
                                Honolulu, Hawaii 96813
                                Attn:  Robert M. Wheeler, III

                                Telecopier: (808) 525-6372
                                Telephone:  (808) 525-6367